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UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . . .19.3
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02361

ING VP Intermediate Bond Portfolio
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

CT Corporation System 101 Federal Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	Decemeber 31

Date of reporting period:	Decemeber 31, 2004

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2004

Classes I and S

ING Variable Product Funds

Domestic Equity and Income Portfolios

▪   ING VP Balanced Portfolio

▪   ING VP Growth and Income Portfolio

Domestic Equity Growth Portfolios

▪   ING VP Growth Portfolio

▪   ING VP Small Company Portfolio

Domestic Equity Value Portfolio

▪   ING VP Value Opportunity Portfolio

Fixed Income Portfolios

▪        ING VP Intermediate Bond Portfolio
(formerly, ING VP Bond Portfolio)

▪   ING VP Money Market Portfolio

Global and International Equity Portfolios

▪   ING VP Global Science and Technology Portfolio

▪   ING VP International Equity Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Reports	4

Shareholder Expense Examples	22

Report of Independent Registered Public Accounting Firm	25

Statements of Assets and Liabilities	26

Statements of Operations	28

Statements of Changes in Net Assets	30

Financial Highlights	35

Notes to Financial Statements	44

Portfolios of Investments	56

Tax Information	93

Director and Officer Information	94

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrants use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrants’ website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Registrants voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrants’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrants file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrants’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrants’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrants by calling Shareholder Services toll-free at 800-992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Dear Shareholder:

The past year has brought about numerous changes in the mutual funds industry, including requests for additional disclosures. I would like to draw your attention to some additional information you will now see in the reports due, in part, to these new requirements:

•                  You will see a new section entitled “Shareholder Expense Examples”. These examples are intended to illustrate for you the ongoing costs of investing in a mutual fund and to provide a method to compare those costs with the ongoing costs of investing in other mutual funds.

•                  In addition to the normal performance tables included in the Portfolio Managers’ Reports, there are now additional graphical or tabular presentations, which illustrate the current holdings of the funds as of the period-end.

•                  Each fund now also files its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. These Forms are available for shareholders to view on the SEC’s website at www.sec.gov.

We welcome these changes and believe that they will provide valuable information to our shareholders. We hope you will find these additional disclosures beneficial and easy to understand.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in 2005 and beyond.

Sincerely,

James M. Hennessy
President
ING Funds
January 25, 2005

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2004

In our semi-annual report, we referred to sharp swings in sentiment as investors took stock after the handsome gains of 2003. By the middle of the year, the markets had not done much of anything; however, over the next six months sentiment would change twice more and in the end major asset classes posted respectable returns for the year, if not better.

Global equities gained 10.8% in the six months ended December 31, 2004, according to the Morgan Stanley Capital International (“MSCI”) World Index(1), including net reinvested dividends, and 14.7% for entire year. Nearly one quarter of the annual gain was due to dollar weakness, the main story in the currency markets. The dollar was ahead for most of the year, but by mid October had succumbed to continuing concern over the United States twin budget and trade deficits and whether overseas investors would continue to finance them, raising the nightmare of a disorderly slide in the dollar. In 2004, the euro gained 7.6%, a new record. The yen rose 4.5% to a level not seen since early 2000, while the pound stood 7.4% higher, at a remarkable 12-year peak.

Perhaps the most notable feature in investment grade U.S. fixed income markets in the second six months was the curious “curve flattening” trend. Short-term interest rates drifted up as the Federal Open Market Committee (“FOMC”) raised the Federal Funds rate four times, by 1% in all, while bond yields ignored this and fell in the face of weak economic data and continued foreign central bank purchases. Contrary to earlier fears, tame inflation was a backdrop throughout, while the influential employment reports were weak in July, August, October and December. On December 15, the spread between the yields on the 10-year Note and the 90-day Treasury Bill fell to a three-year low. For the six months, the yield on 10-year Treasury Notes fell by 40 basis points to 4.22%, but the yield on 13-week Treasury Bills soared 88 basis points to 2.18%. More broadly, the Lehman Brothers Aggregate Bond Index(2) gained 4.18% for the six months. For the whole year, the Index returned 4.34%, underscoring the dominance of the second half in driving market movement, and implying not much underlying price change over the year.

Prices rose on riskier asset classes, however, as investors chased more attractive returns than investment grade bonds were offering. The Lehman Brothers U.S. Corporate High Yield Bond Index(3) for example, returned a robust 9.64% in the six months through December and 11.13% for the year.

U.S. equities in the form of the Standard & Poor’s (“S&P”) 500 Index(4), rose 7.2% including dividends for the six months ended December 31, 2004, breaching and holding levels not seen since before September 11, 2001. By year end, the market was trading at a price to earnings level of just under 16½  times 2005 estimated earnings. For the entire year, the Index returned 10.88%. From the middle of the year, equity investors were disappointed by the weak employment reports referred to above and distracted by surging oil prices as well as bad news affecting individual stocks. The market reached its lowest point in mid-August. But after oil prices climbed over $56 per barrel on October 22, and then slumped, equities squeezed out a narrow gain for the month in the last few days. In November, oil prices continued their retreat and the market powered ahead, cheered by this, the clear presidential election result, perceived as business and shareholder friendly, and at last a powerful employment report. By month end, sentiment was further bolstered by an upward revision to third quarter gross domestic product (“GDP”) growth to 4%, which was doubtless encouraging. But the data released also showed that the engine of growth, the U.S. consumer, was only saving at the rate of 0.5% per annum, which many regard as unsustainable. In addition, the rate of corporate profits growth was already falling and in 2005 may not reach double digits. It is hard to see then what dynamic propelled the S&P 500 Index to another 3.5% gain in December. And while many commentators celebrated this break out and the fact that smaller-cap indices had by then scaled all-time high levels, others feared a reversal before 2005 was very old.

International markets had mixed returns in the second half, but all were inflated in dollar terms by the weakness of that currency. Nonetheless even in local currency terms, Europe’s markets regained mid-2002 levels. Japan equities rose 4.6% in dollar terms during the period, based on the MSCI Japan Index(5) plus net dividends, but fell 1.7% in yen. For the year, Japan returned 15.9% in dollars. First half optimism about

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2004

GDP growth was dashed as growth collapsed or was revised down as the year wore on.

European excluding (“ex”) UK markets advanced 18.2% in the second half of 2004, according to the MSCI Europe ex UK Index(6) (in dollars including net dividends), about one third due to currency. For all of 2004, the region returned 21.6% in dollars. Profits did grow strongly and markets remain cheap, but given all the issues surrounding low domestic demand, unemployment at 8.9% for the last 20 months and inflexible labor markets, arguably they deserve to be.

The UK market returned 15.7% in the six months through December, based on the MSCI UK Index(7) including net dividends, about 40% due to currency. For the whole year, the UK rose 19.6% in dollars. Contrary to the rest of Europe, the Bank of England has been trying to cool consumer demand and a property boom with five interest rate increases in 12 months. They seem to be succeeding for the most part.

(1) The MSCI World Index measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East.

(2) The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3) The Lehman Brothers U.S. Corporate High Yield Bond Index is generally representative of corporate bonds rated below investment-grade.

(4) The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(5) The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6) The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7) The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 366-0066 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING VP BALANCED PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Types*
as of December 31, 2004
(as a percent of net assets)

*      Excludes other assets and liabilities of -16.3% of net assets and 11.2%
of net assets for short-term investments related to securities lending.

Portolio holdings are subject to change daily.

The ING VP Balanced Portfolio (the “Portfolio”) seeks to maximize investment return consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents. The Portfolio is managed by a team of equity investment specialists led by Hugh T.M. Whelan, Portfolio Manager, and James B. Kauffmann, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio’s Class I shares provided a total return of 9.42% compared to 10.88% for the Standard & Poor’s (“S&P”) 500 Index(1), 4.34% for the Lehman Brothers Aggregate Bond (“LBAB”) Index(2) and 8.30% for the Composite Index (60% S&P 500/40% LBAB).

Portfolio Specifics: The equity component of the Portfolio outperformed the S&P 500 Index due to security selection as well as our usual, modest exposure to small- and mid-cap stocks, which outperformed large-cap stocks as a group. Stock selection was strongest in the health care and technology sectors but was weaker in consumer staples and industrials. Sector allocation had a positive impact, with gains from overweights in energy and industrials and an underweight in consumer staples only partially offset by losses from an overweight in technology and an underweight in financials. The Portfolio benefited in particular from overweight positions in TXU Corp., Apple Computer, Inc. and Aetna, Inc., which returned 178%, 201%, and 85%, respectively, for the year. Securities that detracted from results were AT&T Wireless, which we did not own, rose 87%, and Walgreen Co. and Paychex, Inc., two stocks we overweighted and previously held that turned in disappointing results of 6% and -7%, respectively.

The fixed income component of the Portfolio outperformed its benchmark, the Lehman Brothers Aggregate Bond Index during the period as a short duration posture and yield curve exposure proved beneficial. For most of the year, we were well positioned for a rising rate environment in which the yields on shorter maturities rise more than those of longer maturities. Our underweight in five-year maturities was particularly helpful. Nevertheless, we brought the fixed income component back to a neutral duration stance as the year came to a close. Overweights in the outperforming securitized sectors — mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities — also enhanced performance. We maintained our increased allocation to credit, and this sector posted the highest excess returns during the period. Exposure to high yield and emerging markets debt were also significant sources of outperformance.

Current Strategy and Outlook: Our outlook for 2005 is positive for equities. We believe inflation should continue to be benign and oil prices should continue to moderate early in 2005. The Federal Reserve (“Fed”) is likely to continue to raise short-term interest rates, while leaving itself latitude to pause. Earnings are still rising, although at a slower pace in 2005. We expect to see job creation pick up after the impacts of higher oil prices percolate through the economy. Given all these economic factors, gross domestic product is likely to decelerate over the next few months to a trend-like growth rate in 2005. Despite increases to the Fed funds rate, longer-term fixed income issues have shown resilience through this period. Looking to 2005, however, we do project rising longer-term rates for the bond market.

The equity portfolio is overweight in the consumer discretionary and energy sectors and underweight in the information technology and financials sectors. However, our overall sector exposures are by design quite close to the S&P 500 Index so that nearly all of our relative performance is driven by individual stock selection.

Tactically, the fixed income portfolio was neutral duration as the year came to a close; however, we continue to believe that the improving domestic economy, signs of increasing inflation, and enduring dollar weakness point to higher rates in the near future. We are neutral home mortgages, overweight asset-backed and commercial mortgage-backed securities, and underweight the intermediate and front ends of the yield curve, which appear most vulnerable in a tightening cycle. We are also underweight agencies, which had witnessed intense regulatory criticism. While stretched valuations in investment-grade credit still warrant caution, credit continues to post positive excess returns, and we have moved closer to neutral credit on a contribution-to-duration basis. Exposures to emerging markets debt and crossover high yield remain intact.

Top Ten Industries*
as of December 31, 2004
(as a percent of net assets)

Federal National Mortgage Association	8.4%
Whole Loan Collaterized Mortgage Obligation	7.3%
Banks	6.3%
Diversified Financial Services	5.7%
Oil and Gas	5.5%
Retail	4.8%
Insurance	4.4%
U.S. Treasury Bonds	4.1%
Computers	3.4%
Electric	3.1%

* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP BALANCED PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2004
	1 Year	5 Year	10 Year	Since Inception of Class S May 29, 2003
Class I	9.42%	2.13%	10.22%	—
Class S	9.06%	—	—	12.42%
S&P 500 Index(1)	10.88%	(2.30)%	12.07%	17.61	%(3)
Lehman Brothers Aggregate Bond Index(2)	4.34%	7.71%	7.72%	2.70	%(3)
Composite Index (60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index)	8.30%	1.98%	10.66%	11.54	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Balanced Portfolio against the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Composite Index (60% S&P 500 Index, 40% Lehman Brothers Aggregate Bond Index). The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)              The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(3)              Since inception performance for the index is shown from June 1, 2003.

ING VP GROWTH AND INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*
as of December 31, 2004
(as a percent of net assets)

*      Excludes other assets and liabilities of -6.5% of net assets and 6.2% of net assets for short-term investments related to securities lending.

Portolio holdings are subject to change daily.

The ING VP Growth and Income Portfolio (the “Portfolio”) seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. The Portfolio is managed by a team of equity investment specialists led by Christopher F. Corapi, Portfolio Manager and Director of Fundamental Equity Research, and Scott Lewis, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio’s Class I shares provided a total return of 8.39% compared to the Standard & Poor’s (“S&P”) 500 Index(1), which returned 10.88% for the same period.

Portfolio Specifics: The Portfolio modestly underperformed the S&P 500 Index benchmark during 2004, but it should be noted that a new investment team took over the management of the Portfolio in May of 2004. While there were areas of both strength and weakness with respect to sector allocation and stock selection, poor stock selection in the technology sector was by far the most negative factor impacting full year performance. The Portfolio was slightly overweighted in the poorly performing technology sector during most of the year and relatively poor stock selection caused further negative impact. The stock positions that detracted from performance included Cisco Systems, Inc., Intel Corp., as well as previously held Hewlett Packard Co., Siebel Systems, Inc. and JDS Uniphase Corp. On the other hand, many stocks contributed to performance across many different sectors such as Aetna, Inc. and Countrywide Financial Corp. in the financial sector, Altria Group, Inc. in consumer staples, Exxon Mobil Corp. in energy and Motorola, Inc. in technology.

Entering 2005, the technology sector remains the most relatively overweighted sector while consumer staples remains the most relatively underweighted versus the benchmark. Overall, the Portfolio is positioned to benefit from those areas where we believe that valuation is attractive, above average earnings growth is forecast and our investment team has a high level of conviction with respect to future price performance. Presently, the three largest sector weightings in the Portfolio are the consumer discretionary, health care and technology sectors.

Current Strategy and Outlook: Despite the strong market advance during the final quarter of 2004, we continue to believe that the markets are moderately attractive. While we expect that interest rates and inflation will rise gradually as 2005 progresses, improving corporate profits, lower energy prices, and reasonable equity valuations all suggest that positive stock market returns are likely this year. During the past several years, value stocks have generally provided better returns than growth stocks, while small capitalization stocks have consistently outperformed their larger cap brethren. Looking ahead, we continue to believe that these areas should generate positive returns; however, we think that portfolios should be gradually tilted toward larger cap and growth oriented names.

Top Ten Holdings*
as of December 31, 2004
(as a percent of net assets)

General Electric Co.	4.1%
Altria Group, Inc.	3.2%
Microsoft Corp.	3.1%
Citigroup, Inc.	3.0%
Tyco International Ltd.	3.0%
Johnson & Johnson	3.0%
Wells Fargo & Co.	2.3%
Intel Corp.	2.1%
Exxon Mobil Corp.	1.9%
PepsiCo, Inc.	1.7%

* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP GROWTH AND INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2004
	1 Year	5 Year	10Year	Since Inception of Class S June 11, 2003
Class I	8.39%	(5.72)%	7.90%	—
Class S	8.10%	—	—	12.98%
S&P 500 Index(1)	10.88%	(2.30)%	12.07%	17.61	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Growth and Income Portfolio against the S&P 500 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)         The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)         Since inception performance for the index is shown from June 1, 2003.

ING VP GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*
as of December 31, 2004
(as a percent of net assets)

*      Excludes other assets and liabilities of -5.9% of net assets and 5.9%
of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING VP Growth Portfolio (the “Portfolio”) seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential. The Portfolio is managed by a team of equity investment specialists led by Kenneth Bragdon, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio’s Class I shares provided a total return of 7.19% compared to the Russell 1000 Growth Index(1), which returned 6.30% for the same period.

Portfolio Specifics: During the year ended December 31, 2004, the Portfolio benefited from strong stock selection in the “other” (multi-industry) and health care sectors. In addition, positive stock and sector selection due to an overweight position in the energy sector added to relative returns. In the multi-industry sector, Tyco Intl. Ltd. outperformed the market due to the global economic upturn. In addition, the company began to reap the benefits of the restructuring initiated by its new management. Within health care, Gilead Sciences, Inc. and DaVita, Inc. contributed most to relative returns. Gilead’s AIDS drug franchise grew quite strongly in 2004 aided by its new drug Truvada. DaVita gained after announcing their intention to purchase Gambro Healthcare’s dialysis assets. This pending announcement is expected to have material earnings accretion. In the energy sector, Halliburton Co. and Transocean, Inc. benefited from strong commodity prices and the increased demand for oil services and equipment.

The financial services and technology sectors detracted from relative returns. American Intl. Group, Inc. sold off following the widespread investigation into the selling and commission practices of the property and casualty insurance industry. This was partially offset by the absence of insurance brokerage holdings in the portfolio. Capital market sensitive companies, such as previously held Morgan Stanley and Merrill Lynch & Co., underperformed on weak trading results. The outlook for Countrywide Financial Corp., which was previously held, was disappointing following the release of third-quarter earnings due to a slowdown in mortgage activity. Within the technology sector, bellwether Cisco Systems, Inc. was the largest detractor from results. Weak pricing and rising inventories raised concerns that demand forecasts for the company were too optimistic. Similar factors lead to the negative contribution of Intel Corp and Sandisk Corp., which was held during the period.

Current Strategy and Outlook: The beginning of 2005 has seen lessened political and energy concerns in the U.S., which should allow the market to focus on other factors. We expect the expansion phase of the economic recovery to continue unabated in the near term. This should be accompanied by increased pricing power and corporate profit growth. Barring significantly higher inflation expectations, or a surprisingly weak dollar, large-capitalization growth stocks should perform relatively well, in our view. In addition, we would expect the performance gap between large- and small-capitalization stocks to narrow if not reverse at some point in the future. In that environment, we will continue to invest the portfolio in companies that are demonstrating positive underlying fundamentals at reasonable prices to seek positive results.

Top Ten Holdings*
as of December 31, 2004
(as a percent of net assets)

Microsoft Corp.	4.3%
Johnson & Johnson	4.0%
Monsanto Co.	3.4%
International Business Machines Corp.	3.3%
Dell, Inc.	2.8%
Qualcomm, Inc.	2.8%
Gilead Sciences, Inc.	2.8%
Procter & Gamble Co.	2.6%
General Electric Co.	2.6%
Tyco Intl. Ltd.	2.5%

* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2004
	1 Year	5 Year	Since Inception of Class I December 13, 1996		Since Inception of Class S November 1, 2001
Class I	7.19%	(8.60)%	6.01%		—
Class S	6.98%	—	—		1.12%
Russell 1000 Growth Index(1)	6.30%	(9.29)%	4.71	%(2)	2.70%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Growth Portfolio against the Russell 1000 Growth Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)         The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth. The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(2)         Since inception performance for the index is shown from December 1, 1996.

ING VP SMALL COMPANY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*
as of December 31, 2004
(as a percent of net assets)

*        Excludes other assets and liabilities of 0.4% of net assets.

(1)           Includes eleven industries, which each represent 2 - 3% of net assets.

(2)           Includes nine industries, which each represent 1 - 2% of net assets.

(3)           Includes twelve industries, which each represent less than 1% of net assets.

Portfolio holdings are subject to change daily.

The ING VP Small Company Portfolio (the “Portfolio”) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations. The Portfolio is managed by a team of equity investment specialists led by Carolie Burroughs, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio’s Class I shares provided a total return of 14.39% compared to the Russell 2000 Index(1), which returned 18.33% for the same period.

Portfolio Specifics: Sector rotation prevailed in the market, as investors flocked to or fled from groups of stocks based on underlying macro trends — oil prices, commodity prices, and chip prices (semiconductors); dividend yields and cash flow yields; interest rates and cap rates; and even the outcome of the presidential election. Our stock selection in the producer durables and utilities sectors contributed positively to the Portfolio’s performance. Stock selection in the consumer staples and health care sectors contributed negatively. The largest individual positive contributors to performance during the period were Southwestern Energy Co., Louisiana Pacific Corp., and Terex Corp. The most disappointing holdings were Lexar Media, Inc., which was held during the period, Knight Trading Group, Inc., and Cumulus Media, Inc. Our underweight position in health care contributed positively to the Portfolio’s performance, while our 2 - 4% average cash position in a rising market was a drag on returns.

During the year, we moved from an underweight position in the autos and transportation sector to a slight overweight. We trimmed back to a market weight position at the end of the year as this sector rose almost 20% during the fourth quarter. In the energy and financial services sectors, we added stocks that are less impacted by the direction of oil prices and interest rates, respectively. We reduced our position in the technology sector by more than 200 basis points, effectively emphasizing the more defensive technology stocks. Toward the end of the period, we trimmed our exposure in producer durables, our best performing sector, as investors began to take profits. We continued to maintain the plus or minus 5% over- or underweighting limit for all of our sector weights and a style neutral position to mitigate harm caused by market swings.

Current Strategy and Outlook: We are encouraged by the economic data presented in 2004, and expect the U.S. economy to continue its gradual pace of expansion in 2005. Although we expect the U.S. equities market to finish 2005 in positive territory, we anticipate a rocky first half. We expect ongoing sector rotation, especially if the Federal Reserve voices greater concern over inflation. We also anticipate further shifts in asset allocation, which may cause the smaller capitalization benchmarks to underperform, despite improving fundamentals. However, this will likely set the stage for the second half of 2005, during which we expect the market to reward those stocks with stronger fundamentals.

We expect the small-cap cycle to complete its final phase. First of all, multiples of smaller capitalization stocks relative to large-cap stocks are still below historical averages, yet forward earnings expectations for large-cap stocks are only at a slight discount to those for small-cap stocks. Although productivity gains and a weak dollar have contributed to near-term profitability for large-cap stocks, in the long run, expectations for large-cap stocks are still too high. Second, access to capital for small-cap stocks has improved, particularly in the convertible debt and high yield markets. Growth in commercial lending by the banking industry benefits smaller companies. Finally, merger and acquisition activity remains strong. On a price-to-cash basis, large-cap companies still trump their smaller capitalization counterparts. We expect consolidation to continue with most deals continuing to occur in the small-cap space.

Looking forward, we are optimistic on the economic recovery and U.S. equities market. Whatever challenges the market presents in the short term, we continue to follow our discipline and focus on stocks that have the best fundamentals to outperform over the long run. We believe the Portfolio is well positioned to benefit as the small-cap cycle continues to move up the market cap spectrum and better quality stocks begin to consistently outperform.

Top Ten Holdings
as of December 31, 2004
(as a percent of net assets)

Avid Technology, Inc.	2.2%
Terex Corp.	1.8%
Corn Products Intl., Inc.	1.8%
Select Medical Corp.	1.6%
Southwestern Energy Co.	1.6%
Kindred Healthcare, Inc.	1.6%
Ametek, Inc.	1.6%
Hudson United BanCorp	1.6%
Denbury Resources, Inc.	1.5%
Potlatch Corp.	1.5%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP SMALL COMPANY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2004
	1 Year	5 Year	Since Inception of Class I December 27, 1996		Since Inception of Class S November 1, 2001
Class I	14.39%	6.02%	11.62%		—
Class S	14.09%	—	—		9.49%
Russell 2000 Index(1)	18.33%	6.61%	8.99	%(2)	15.65%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Small Company Portfolio against the Russell 2000 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)         The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(2)         Since inception performance for the index is shown from January 1, 1997.

ING VP VALUE OPPORTUNITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation
as of December 31, 2004
(as a percent of net assets)

Portfolio holdings are subject to change daily.

The ING VP Value Opportunity Portfolio (the “Portfolio”) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock. The Portfolio is managed by a team of equity investment specialists led by William F. Coughlin, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio’s Class I shares provided a total return of 10.15% compared to the Russell 1000 Value Index(1) and the Russell 1000 Index(2), which returned 16.49% and 11.40%, respectively, for the same period.

Portfolio Specifics: The investment team focuses on high quality companies selling at low price to earnings multiples. The Portfolio is well diversified, with exposure to all the major economic sectors and remains sensitive to the sector weighting of its Russell 1000 Value Index benchmark. During 2004, both sector allocation and stock selection combined to cause the Portfolio to underperform its benchmark. The Portfolio underperformed the benchmark’s return in all sectors. The worst performing stock was Koninklijke Philips Electronics NV. The Portfolio’s largest sector exposure was a 31.1% average weighting in financial services, somewhat below the 34.0% benchmark weighting. While this underweighting had a reasonably neutral allocation impact on results, the poor price performance of the Portfolio’s financial services positions, especially American Intl. Group, Inc. and Fannie Mae, had a decidedly more negative overall effect. The health care sector also negatively impacted overall results from both a sector allocation and stock selection perspective as overweighting this poorly performing sector severely reduced the sector allocation contribution, while several positions, including previously held Bristol-Myers Squibb Co. and Merck & Co., as well as Pfizer, Inc., all suffered price declines in 2004. This had a negative impact on Portfolio results. The strongest contribution from sector allocation was the result of overweighting the energy sector, but while the Portfolio’s stocks performed very well as a group (+26.0%), this was below the benchmark energy sector return of 30.6%. Several stocks in this sector were particularly strong, including Exxon Mobil Corp., ChevronTexaco Corp. and Halliburton Co. Overall, this sector was a positive contributor from a sector allocation perspective, but negative when considering specific stock selection.

Current Strategy and Outlook: Despite the strong market advance during the final quarter of 2004, we continue to believe that the markets are moderately attractive. While we expect that interest rates and inflation will rise gradually as 2005 progresses, improving corporate profits, lower energy prices, and reasonable equity valuations all suggest that positive stock market returns are likely this year. During the past several years, value stocks have generally provided better returns than growth stocks, while small capitalization has consistently outperformed larger cap stocks. Looking ahead, we continue to believe that these areas should generate positive returns; however, we think that portfolios should be gradually tilted toward larger cap, growth-oriented names.

Top Ten Holdings
as of December 31, 2004
(as a percent of net assets)

Bank of America Corp.	3.8%
BP PLC ADR	3.6%
ChevronTexaco Corp.	3.5%
Washington Mutual, Inc.	3.4%
Emerson Electric Co.	3.4%
Nestle SA ADR	3.1%
General Dynamics Corp.	3.1%
Exxon Mobil Corp.	3.1%
Wells Fargo & Co.	3.1%
American Intl. Group, Inc.	3.1%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP VALUE OPPORTUNITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2004
	1 Year	5 Year	Since Inception of Class I December 13, 1996		Since Inception of Class S July 16, 2001
Class I	10.15%	0.24%	9.70%		—
Class S	9.88%	—	—		(2.38)%
Russell 1000 Value Index(1)	16.49%	5.27%	9.88	%(4)	6.15	%(5)
Russell 1000 Index(2)	11.40%	(1.76)%	7.82	%(4)	2.35	%(5)
S&P 500 Index(3)	10.88%	(2.30)%	7.65	%(4)	1.72	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Value Opportunity Portfolio against the S&P 500 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)         The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Portfolio invests than the S&P 500 Index.

(2)         The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(3)         The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)         Since inception performance for the index is shown from December 1, 1996.

(5)         Since inception performance for the index is shown from August 1, 2001.

ING VP INTERMEDIATE BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Types*
as of December 31, 2004
(as a percent of net assets)

*  Excludes other assets and liabilities of -14.5% of net assets.

Portfolio holdings are subject to change daily.

The ING VP Intermediate Bond Portfolio (formerly, ING VP Bond Portfolio, the “Portfolio”) seeks to maximize total return consistent with reasonable risk by investing in investment-grade corporate bonds and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. While the Portfolio invests in securities guaranteed by the U.S. Government as to timely payment of interest and principal, the Portfolio shares are not insured or guaranteed. The Portfolio is managed primarily by James B. Kauffmann, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio’s Class I shares provided a total return of 4.88% compared to 4.34% for the Lehman Brothers Aggregate Bond (LBAB) Index(1).

Portfolio Specifics: Throughout the year ended December 31, 2004, the Federal Open Market Committee (“FOMC”) was true to its oft-stated “measured pace” guidance, with 25 basis points moves starting in June. The Committee continues to focus on developing economic releases, which will influence the timing and size of future tightenings. Yields on shorter-term Treasuries moved higher, while those of 10- and 30-year bonds dropped. In fact, the benchmark 10-year bond closed at 4.22%, despite being as high as 4.50%. The growth in employment lagged past recoveries even as domestic economic news brightened. The dollar dropped against most major currencies, and oil and gold headed higher. Concerns about the twin U. S. deficits continue to vex the currency markets, and the re-election of George Bush has done little to allay fears of the burgeoning costs of social security and Medicare.

Performance benefited during the period from a short duration posture and yield curve exposure. For most of the year, the Portfolio was well positioned for a rising rate environment in which yields on shorter maturities rise more than those of longer maturities. Our underweight in five-year maturities was particularly helpful. Nevertheless, we brought the Portfolio back to a neutral duration stance as the year came to a close. Overweights in the outperforming securitized sectors — mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities — also helped. We maintained our increased allocation to credit, and this sector posted the highest excess returns during the period. Exposure to high yield and emerging markets debt also contributed positively to performance.

Current Strategy and Outlook: While the bond market has renewed its focus on the improving economic releases, we do not believe that the yields on shorter maturity Treasuries fully reflect the pace of economic activity nor likely Federal Reserve tightenings. Some projections place a neutral overnight rate around 4% or 5%, indicating that monetary policy is still highly accommodative.

Tactically, the Portfolio was neutral duration as the year came to a close; however, we continue to believe that the improving domestic economy, signs of increasing inflation and enduring dollar weakness point to higher rates in the near future. We are neutral home mortgages, overweight asset-backed and commercial mortgage-backed securities, and underweight the intermediate and front ends of the yield curve, which appear most vulnerable in a tightening cycle. We are also underweight agencies, which have witnessed intense regulatory criticism. While stretched valuations in investment-grade credit still warrant caution, credit continues to post positive excess returns, and we have moved closer to neutral credit on a contribution-to-duration basis. Exposures to emerging markets debt and crossover high yield remain intact.

Top Ten Industries
as of December 31, 2004
(as a percent of net assets)

Federal National Mortgage Association	22.3%
Whole Loan Collaterized Mortgage Obligation	19.9%
U.S. Treasury Bonds	11.4%
Banks	6.6%
U.S. Treasury Notes	6.3%
Federal Home Loan Mortgage Corporation	5.7%
Commercial Mortgage-Backed	5.2%
Diversified Financial Services	4.6%
Home Equity Asset-Backed	3.8%
Electric	3.5%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP INTERMEDIATE BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2004
	1 Year	5 Year	10 Year	Since Inception of Class S May 3, 2002
Class I	4.88%	7.56%	7.44%	—
Class S	4.58%	—	—	6.80%
Lehman Brothers Aggregate Bond Index(1)	4.34%	7.71%	7.72%	6.19	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Intermediate Bond Portfolio against the Lehman Brothers Aggregate Bond Index. The Index has has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)         The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(2)         Since inception performance for the index is shown from May 1, 2002.

ING VP MONEY MARKET PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Types*
as of December 31, 2004
(as a percent of net assets)

*  Excludes other assets and liabilities of -0.2% of net assets.

Portfolio holdings are subject to change daily.

The ING VP Money Market Portfolio (the “Portfolio”) seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. The Portfolio is managed by a team of fixed-income specialists led by David S. Yealy, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The market for money market securities as represented by the LIBOR (London InterBank Offered Rate) curve started the year pricing in very modest expectations for the Federal Open Market Committee (“FOMC”) to start raising the Federal Reserve (“Fed”) funds rate and discount rate in the later part of the year. Our strategy of maintaining a slightly long weighted average maturity and barbell structure early in the year enhanced the yield for the Portfolio.

The non-farm payroll numbers released in early April indicated an improving labor market. The improvement in the labor market was confirmed by the early May non-farm payroll data release. The markets quickly started to anticipate that the FOMC might act sooner and more aggressively than previously expected. The LIBOR one-month to twelve-month curve steepened to over 100 basis points by mid-June from only 34 basis points at the beginning of the year.

We restructured the Portfolio in May by reducing our holdings of longer maturity securities, shortening the weighted average maturity, eliminating the barbell, increasing our holding of interest sensitive floating rate securities and shifting new purchases to very short maturity securities. This strategy shift worked well during the second half of the year as the FOMC raised the Fed funds rate by 25 basis points five times starting at the end of June. The Fed funds rate ended the year at 2.25% up from 1.00% at the start of the year.

Current Strategy and Outlook: The market as of the end of December was building in significant additional rate increases for 2005. The consensus expectation is for the Fed funds rate to be at 3.50% at the end of 2005. Our strategy heading into 2005 is similar to that employed since May of 2004. We are continuing to focus new purchases to the next FOMC meeting, maintaining a high exposure to floating rate notes, and making selective purchases in the three-month and under maturity sector where yield levels fully price in 25 basis point increases at each of the Fed meetings in between the purchase date and the maturity date. To the extent that the markets start to price in a more aggressive Fed, we are prepared to extend the weighted average maturity of the Portfolio by purchasing longer maturity corporate securities in the nine-month to thirteen-month sector. We will maintain a weighted average maturity shorter than the majority of our competitors until that time.

PORTFOLIO MANAGERS’ REPORT	ING VP MONEY MARKET PORTFOLIO

Principal Risk Factor(s): An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*
as of December 31, 2004
(as a percent of net assets)

*  Excludes other assets and liabilities of 2.6% of net assets.

Portfolio holdings are subject to change daily.

The ING VP Global Science and Technology Portfolio (the ‘‘Portfolio”) seeks long-term capital appreciation by investing primarily in equity securities issued by science and technology companies in all market capitalization ranges. The Portfolio is managed by Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, and Daniel M. Rea, Vice President and Portfolio Manager, BlackRock Advisors, Inc. — the Sub-Adviser†.

Performance: During the year ended December 31, 2004, the Portfolio provided a total return of -1.29% compared to 10.88% for the Standard & Poor’s (“S&P”) 500 Index(1) and 12.09% for the Pacific Stock Exchange (“PSE”) Technology Index(2).

Portfolio Specifics: For the year ended December 31, 2004, the Portfolio underperformed its benchmark. During the first half of the year, investors became concerned about the sustainability of the recovery of capital spending on information technology. During the third quarter, negative earnings guidance from software companies fed these persistent concerns, and it appeared that excess inventories were building throughout the entire technology sector. Wall Street reaction to this news was negative, and analysts following these companies lowered their expectations. This trend temporarily reversed in the fourth quarter as investors took advantage of more reasonable valuations. Healthcare sector performance was generally driven by capital flows into companies with greater revenue and earnings visibility. As a result, medical device companies outperformed biotechnology companies. Overall, information technology and healthcare stocks were the two worst performing sectors of the S&P 500 Index during the period.

During the year, the Portfolio had less exposure to information technology and healthcare stocks than the benchmark while having heavier exposure to telecommunication services companies. When BlackRock took responsibility for the Portfolio at the beginning of the year, the prior Sub-adviser’s sector allocations tilted the Portfolio toward companies with cyclical earnings growth, especially semiconductor devices. This sub-industry encountered challenging supply/demand dynamics, and caused much of the Portfolio’s underperformance early in the period. Over time, we moderated this exposure as the Portfolio’s mandate evolved to include a broader group of investment opportunities.

The primary sources of underperformance during the year were an underweight in computer hardware combined with negative stock selection and an overweight position in semiconductor devices. In the computer hardware space, lack of exposure to Apple Computer, Inc. and NCR Corp. were the key detractors. In the semiconductors sector, a meaningful overweight to the relatively weak devices sub-industry and poor performance tied to company-specific inventory issues negatively impacted returns. In the healthcare sector, capitalization had a meaningful effect on relative performance as the larger-capitalization biotechnology companies in the benchmark outperformed the smaller companies held by the Portfolio.

On the positive side, relative value was added in wireless telecommunication services, systems software, and Internet retail stocks. Wireless telecom companies levered to improving economies in Russia, Turkey and Indonesia outperformed as subscriber growth and utilization remained robust. In the software group, opportunistic purchases of Veritas Software Corp. and BMC Software, Inc., added value. Finally, category-dominant Internet companies such as eBay, Inc, benefited from increasing on-line traffic and transaction volumes as well as an acceleration in on-line advertising and gained significantly during the period as a result.

Current Strategy and Outlook: Despite the prospects for rising short-term interest rates, we believe low interest rates and high corporate cash balances may support additional capital spending. As a result, we maintain a favorable outlook on the technology sector, despite the recent weakness. In fact, we believe this gives us the opportunity to increase our exposure to select segments of the market, as some valuations have become attractive.

†  Subsequent to the period end, Erin Xie, Director and Portfolio Manager, replaced Daniel M. Rea.

Top Ten Holdings
as of December 31, 2004
(as a percent of net assets)

Microsoft Corp.	2.0%
Oracle Corp.	1.7%
International Business Machines Corp.	1.6%
SAP AG ADR	1.6%
Electronic Arts, Inc.	1.5%
Boston Scientific Corp.	1.5%
Samsung Electronics Co. Ltd.	1.5%
Cisco Systems, Inc.	1.5%
Genentech, Inc.	1.5%
Agilent Technologies, Inc.	1.4%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2004
	1 Year	Since Inception of Class I May 1, 2000
Class I	(1.29)%	(18.62)%
S&P 500 Index(1)	10.88%	(2.31)%
PSE Technology Index(2)	12.09%	(6.66)%
Goldman Sachs Technology Industry Composite Index(3)	2.91%	(17.87)%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Global Science and Technology Portfolio against the S&P 500 Index, the PSE Technology Index and the Goldman Sachs Technology Industry Composite Index. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)         The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)         The PSE Technology Index, an unmanaged index published by the Pacific Exchange, is comprised of 100 listed and over-the-counter stocks from 15 different industries including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology. This Index is included as an additional comparative index for Portfolio performance.

(3)         The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.

ING VP INTERNATIONAL EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Country Allocation
as of December 31, 2004
(as a percent of net assets)

Portolio holdings are subject to change daily.

The ING VP International Equity Portfolio (the “Portfolio”) seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States. The Portfolio is managed by a team of equity investment specialists led by Martin Jansen, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio’s Class I shares provided a total return of 17.17% compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index(1), which returned 20.70% for the same period.

Portfolio Specifics: In a continuation of the trends manifest in 2003, larger capitalization issues and the growth segment of the investment spectrum performed considerably weaker than the MSCI EAFE Index average. Our “growth at a reasonable price” investment philosophy, with its modest accent on growth and quality, consequently experienced a constant headwind during the year ended December 31, 2004. This was most prevalent in the period through mid-February, after which markets turned more cautious and were more inclined to focus on the integral growth/valuation relationship, which is the core of our investment process.

By design, our process allows for only modest regional over- or under-weightings. Within this context, our regional allocation result for the year was negative, due largely to our underweight in the strongly performing Developed Asia region and the opportunity cost of holding residual cash in a rising market. The bulk of the performance shortfall was attributable to stock selection in Europe and Developed Asia (excluding Japan). Sector positioning (excluding cash) added modest value, with the successful decisions to underweight a weak technology sector and overweight the strong energy sector. However, this was somewhat offset by an underweight position in consumer staples, which performed relatively strongly in the first part of the year.

Within sectors, stock selection proved most disappointing in the consumer discretionary, information technology, industrials and health care sectors. This was partly offset by positive contributions from our holdings in the materials, financials and telecommunication services sectors. At the security level, the worst performers were French technology services company Capgemini, which fell on substantially reduced earnings prospects, and Nokia Oyj, which had disappointing performance due to negative business trends. The most significant positive contribution came from our holdings in the Shell Transport & Trading Co. PLC and Japanese banks Mitsui Trust Holdings, Inc. and Sumitomo Trust & Banking Co., Ltd. The Portfolio also benefited from positions in Telecom Italia S.p.A. and France Telecom SA.

Current Strategy and Outlook: After strong recovery growth in 2003 and the first half of 2004, earnings growth in international markets is expected to decline to approximately 10% in 2005. With international markets in aggregate still undervalued, this would allow for further, albeit more modest, market gains. Given this expectation, our process indicates that stocks with relative earnings sustainability and visibility, which are trading at the low end of their historic premium range, are attractive. We maintain a modest positive exposure to Japan as we expect earnings growth here to exceed expectations, especially in the domestically oriented consumer discretionary sector. A small allocation was made to emerging market securities recently, as there are selective opportunities for above average growth trading at a discount to peers in the developed markets. Our largest active exposure remains the energy sector, which in our opinion remains undervalued. In the defensive growth segment, we prefer healthcare to consumer staples, which have less pricing power and increasing cost pressures. We are underweight in the information technology and industrial sectors.

Top Ten Industries
as of December 31, 2004
(as a percent of net assets)

Banks	21.4%
Telecommunications	11.4%
Oil and Gas	9.6%
Pharmaceuticals	6.7%
Insurance	6.0%
Electric	5.3%
Food	3.4%
Home Furnishings	2.8%
Retail	2.6%
Electrical Components and Equipment	2.1%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP INTERNATIONAL EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2004
	1 Year	5 Year	Since Inception of Class I December 22, 1997		Since Inception of Class S November 1, 2001
Class I	17.17%	(7.20)%	3.48%		—
Class S	16.87%	—	—		5.74%
MSCI EAFE Index(1)	20.70%	(0.80)%	5.67	%(2)	13.13%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP International Equity Portfolio against the MSCI EAFE Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)         The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(2)         Since inception performance for the index is shown from January 1, 1998.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING VP Balanced Portfolio

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*
Actual Fund Return
Class I	$1,000.00	$1,069.40	0.59%	$3.07
Class S	1,000.00	1,067.60	0.84	4.37
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.17	0.59%	$3.00
Class S	1,000.00	1,020.91	0.84	4.27

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

ING VP Growth and Income Portfolio

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*
Actual Fund Return
Class I	$1,000.00	$1,051.90	0.58%	$2.99
Class S	1,000.00	1,050.40	0.83	4.28
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.22	0.58%	$2.95
Class S	1,000.00	1,020.96	0.83	4.22

ING VP Growth Portfolio

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*
Actual Fund Return
Class I	$1,000.00	$1,057.70	0.68%	$3.52
Class S	1,000.00	1,056.70	0.93	4.81
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.72	0.68%	$3.46
Class S	1,000.00	1,020.46	0.93	4.72

ING VP Small Company Portfolio

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*
Actual Fund Return
Class I	$1,000.00	$1,112.10	0.83%	$4.41
Class S	1,000.00	1,110.40	1.08	5.73
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.96	0.83%	$4.22
Class S	1,000.00	1,019.71	1.08	5.48

ING VP Value Opportunity Portfolio

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*
Actual Fund Return
Class I	$1,000.00	$1,073.00	0.69%	$3.60
Class S	1,000.00	1,072.10	0.94	4.90
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.67	0.69%	$3.51
Class S	1,000.00	1,020.41	0.94	4.77

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

ING VP Intermediate Bond Portfolio

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*
Actual Fund Return
Class I	$1,000.00	$1,044.90	0.48%	$2.47
Class S	1,000.00	1,043.50	0.73	3.75
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.72	0.48%	$2.44
Class S	1,000.00	1,021.47	0.73	3.71

ING VP Money Market Portfolio

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*
Actual Fund Return
Class I	$1,000.00	$1,007.80	0.32%	$1.62
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,023.53	0.32%	$1.63

ING VP Global Science and Technology Portfolio

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*
Actual Fund Return
Class I	$1,000.00	$1,043.70	1.02%	$5.24
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.01	1.02%	$5.18

ING VP International Equity Portfolio

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*
Actual Fund Return
Class I	$1,000.00	$1,129.80	1.15%	$6.16
Class S	1,000.00	1,128.20	1.40	7.49
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,019.36	1.15%	$5.84
Class S	1,000.00	1,018.10	1.40	7.10

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors, Board of Trustees and Shareholders
ING Variable Portfolios, Inc., ING VP Balanced Portfolio, Inc.,
ING Variable Funds, ING VP Bond Portfolio, and ING VP Money Market Portfolio

We have audited the accompanying statements of assets and liabilities of ING VP International Equity Portfolio, ING VP Growth Portfolio, ING VP Small Company Portfolio, ING VP Global Science and Technology Portfolio, and ING VP Value Opportunity Portfolio, each a series of ING Variable Portfolios Inc., ING VP Balanced Portfolio, Inc., ING VP Growth and Income Portfolio, a series of ING Variable Funds, ING VP Intermediate Bond Portfolio (formerly ING VP Bond Portfolio), and ING VP Money Market Portfolio, including the portfolios of investments, as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 11, 2005

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

	ING VP Balanced Portfolio	ING VP Growth and Income Portfolio	ING VP Growth Portfolio	ING VP Small Company Portfolio	ING VP Value Opportunity Portfolio
ASSETS:
Investments in securities at value+*	$1,371,905,512	$3,433,237,921	$188,522,267	$509,788,029	$222,198,773
Short-term investments**	193,799,053	219,680,000	11,536,000	—	86,000
Repurchase agreement	17,688,000	111,321,000	4,960,000	20,380,000	1,152,000
Cash	1,103,413	208	—	785	320
Cash collateral for futures	402,998	2,880,000	224,000	—	—
Receivables:
Investment securities sold	7,592,730	9,890,201	—	12,935,147	—
Dividends and interest	4,631,535	5,586,990	113,543	542,008	216,664
Variation margin	63,385	—	—	—	—
Prepaid expenses	45,435	112,845	6,401	17,831	7,737
Total assets	1,597,232,061	3,782,709,165	205,362,211	543,663,800	223,661,494

LIABILITIES:
Payable for investment securities purchased	82,196,079	27,497,641	—	10,000,929	—
Payable for futures variation margin	—	45,000	3,500	—	—
Payable upon receipt of securities loaned	153,224,000	219,680,000	11,536,000	—	86,000
Payable to affiliates	636,624	1,650,067	107,129	371,278	124,335
Payable for director fees	18,330	94,010	6,229	1,151	958
Other accrued expenses and liabilities	186,877	543,332	72,867	59,176	55,907
Total liabilities	236,261,910	249,510,050	11,725,725	10,432,534	267,200
NET ASSETS	$1,360,970,151	$3,533,199,115	$193,636,486	$533,231,266	$223,394,294

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,332,534,578	$5,812,370,642	$371,927,886	$428,388,097	$236,975,194
Undistributed net investment income (accumulated net investment loss)	30,622,780	(4,855)	1,266,147	803,726	3,868,187
Accumulated net realized gain (loss) on investments, foreign currency related transactions and futures	(92,514,176)	(2,709,067,678)	(205,049,399)	5,928,742	(40,621,128)
Net unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	90,326,969	429,901,006	25,491,852	98,110,701	23,172,041
NET ASSETS	$1,360,970,151	$3,533,199,115	$193,636,486	$533,231,266	$223,394,294

+	Including securities loaned at value	$149,277,954	$211,090,291	$11,239,921	$—	$82,511
*	Cost of investments in securities	$1,281,654,647	$3,004,020,775	$163,040,440	$411,668,653	$199,026,732
**	Cost of short-term investments	$193,801,029	$219,680,000	$11,536,000	$—	$86,000

Class I:
Net Assets	$1,357,853,676	$3,531,422,704	$193,280,199	$461,006,212	$219,889,276
Shares authorized	2,000,000,000	unlimited	100,000,000	100,000,000	100,000,000
Par value	$0.001	$1.000	$0.001	$0.001	$0.001
Shares outstanding	101,369,929	182,522,828	20,217,551	23,124,778	16,669,675
Net asset value and redemption price per share	$13.40	$19.35	$9.56	$19.94	$13.19

Class S:
Net Assets	$3,116,475	$1,776,411	$356,287	$72,225,054	$3,505,018
Shares authorized	2,000,000,000	unlimited	100,000,000	100,000,000	100,000,000
Par value	$0.001	$1.000	$0.001	$0.001	$0.001
Shares outstanding	233,475	91,846	37,517	3,629,010	267,078
Net asset value and redemption price per share	$13.35	$19.34	$9.50	$19.90	$13.12

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

	ING VP Intermediate Bond Portfolio	ING VP Money Market Portfolio	ING VP Global Science and Technology Portfolio	ING VP International Equity Portfolio
ASSETS:
Investments in securities at value*	$1,511,350,700	$—	$84,020,382	$50,561,140
Short-term investments**	70,155,987	1,020,204,946	—	—
Repurchase agreement	15,302,000	79,545,000	—	2,203,000
Cash	237,193	47,247	1,375,686	341
Cash collateral for futures	980,936	—	—	—
Foreign currencies at value***	201	—	153	50,758
Receivables:
Investment securities sold	19,483,389	—	995,182	—
Dividends and interest	9,221,029	2,185,141	8,010	97,880
Variation margin	134,064	—	—	—
Prepaid expenses	43,013	37,988	3,343	1,678
Total assets	1,626,908,512	1,102,020,322	86,402,756	52,914,797

LIABILITIES:
Payable for investment securities purchased	231,813,929	—	—	—
Payable to affiliates	593,449	284,152	72,988	96,032
Payable for director fees	30,075	52,772	1,166	1,169
Other accrued expenses and liabilities	187,030	212,184	37,321	47,748
Total liabilities	232,624,483	549,108	111,475	144,949
NET ASSETS	$1,394,284,029	$1,101,471,214	$86,291,281	$52,769,848

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,384,052,296	$1,093,627,228	$133,345,073	$70,374,150
Undistributed net investment income	277,792	12,788,531	—	538,394
Accumulated net realized gain (loss) on investments, foreign currency related transactions and futures	3,979,546	(4,712,519)	(54,859,928)	(26,387,723)
Net unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	5,974,395	(232,026)	7,806,136	8,245,027
NET ASSETS	$1,394,284,029	$1,101,471,214	$86,291,281	$52,769,848

* Cost of investments in securities	$1,505,532,659	$—	$76,214,396	$42,326,896
** Cost of short-term investments	$70,158,867	$1,020,436,972	$—	$—
*** Cost of foreign currencies	$161	$—	$3	$50,192

Class I:
Net Assets	$1,092,938,139	$1,101,471,214	$86,291,281	$52,504,595
Shares authorized	unlimited	unlimited	100,000,000	100,000,000
Par value	$1.000	$1.000	$0.001	$0.001
Shares outstanding	83,147,003	85,134,780	22,559,967	6,009,583
Net asset value and redemption price per share	$13.14	$12.94	$3.82	$8.74

Class S:
Net Assets	$301,345,890	n/a	n/a	$265,253
Shares authorized	unlimited	unlimited	100,000,000	100,000,000
Par value	$1.000	$1.000	$0.001	$0.001
Shares outstanding	23,012,734	n/a	n/a	30,500
Net asset value and redemption price per share	$13.09	n/a	n/a	$8.70

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

	ING VP Balanced Portfolio	ING VP Growth and Income Portfolio	ING VP Growth Portfolio	ING VP Small Company Portfolio	ING VP Value Opportunity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$14,403,554	$69,397,577	$2,634,311	$4,561,677	$5,498,391
Interest	23,187,552	1,404,213	59,244	415,184	45,193
Securities lending income	244,172	654,490	13,484	202,599	4,634
Total investment income	37,835,278	71,456,280	2,707,039	5,179,460	5,548,218

EXPENSES:
Investment management fees	6,905,210	17,953,307	1,242,189	3,658,965	1,443,302
Distribution and service fees:
Class S	5,628	4,588	816	60,093	7,452
Transfer agent fees	2,476	12,636	1,856	2,152	1,232
Administrative service fees	759,557	1,974,822	113,865	268,319	132,300
Shareholder reporting expense	56,805	153,649	10,724	16,640	22,811
Registration fees	1,412	4,244	—	7,289	1,371
Professional fees	71,527	199,678	13,725	22,577	17,838
Custody and accounting expense	165,335	259,739	29,694	62,394	26,733
Director’s fees	66,894	207,346	12,444	20,130	10,093
Miscellaneous expense	61,347	163,711	10,220	20,619	13,138
Total expenses	8,096,191	20,933,720	1,435,533	4,139,178	1,676,270
Net investment income	29,739,087	50,522,560	1,271,506	1,040,282	3,871,948

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND FUTURES:
Net realized gain on:
Investments	113,664,841	442,808,069	14,294,649	49,887,064	494,455
Foreign currency related transactions	—	46,159	—	—	—
Futures	432,422	4,463,554	280,106	1,383,520	—
Net realized gain on investments, foreign currency related transactions and futures	114,097,263	447,317,782	14,574,755	51,270,584	494,455
Net change in unrealized appreciation or depreciation on:
Investments	(24,430,678)	(217,414,248)	(3,497,625)	17,332,667	17,597,293
Foreign currency related transactions	—	(44,467)	—	(8,675)	—
Futures	360,878	667,721	(38,263)	(231,327)	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	(24,069,800)	(216,790,994)	(3,535,888)	17,092,665	17,597,293
Net realized and unrealized gain on investments, foreign currency related transactions and futures	90,027,463	230,526,788	11,038,867	68,363,249	18,091,748
Increase in net assets resulting from operations	$119,766,550	$281,049,348	$12,310,373	$69,403,531	$21,963,696

* Foreign taxes withheld	$—	$208,549	$4,509	$2,234	$70,611

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

	ING VP Intermediate Bond Portfolio	ING VP Money Market Portfolio	ING VP Global Science and Technology Portfolio	ING VP International Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$374,088	$—	$310,812	$857,977
Interest	53,708,047	16,659,244	2,164	113,853
Securities lending income	401,358	9,805	22,771	—
Total investment income	54,483,493	16,669,049	335,747	971,830

EXPENSES:
Investment management fees	5,104,847	2,874,118	840,414	385,383
Distribution and service fees:
Class S	428,822	—	—	450
Transfer agent fees	8,227	1,358	1,546	379
Administrative service fees	701,899	632,293	48,654	24,936
Shareholder reporting expense	46,136	62,844	9,462	2,176
Registration fees	6,095	3,463	3,059	206
Professional fees	65,349	73,702	5,310	2,848
Custody and accounting expense	97,849	85,330	12,589	10,553
Director’s fees	74,669	84,491	4,538	1,196
Miscellaneous expense	76,092	57,875	4,496	1,945
Total expenses	6,609,985	3,875,474	930,068	430,072
Recouped fees	—	—	—	91,000
Net expenses	6,609,985	3,875,474	930,068	521,072
Net investment income (loss)	47,873,508	12,793,575	(594,321)	450,758

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND FUTURES:
Net realized gain (loss) on:
Investments	25,814,946	(244,520)	7,894,580	5,330,007
Foreign currency related transactions	—	—	39,708	10,739
Futures	890,104	—	(32,325)	16,436
Net realized gain (loss) on investments, foreign currency related transactions and futures	26,705,050	(244,520)	7,901,963	5,357,182
Net change in unrealized appreciation or depreciation on:
Investments	(15,252,608)	(473,680)	(9,818,757)	1,696,755
Foreign currency related transactions	15	—	150	3,496
Futures	920,924	—	—	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	(14,331,669)	(473,680)	(9,818,607)	1,700,251
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	12,373,381	(718,200)	(1,916,644)	7,057,433
Increase (decrease) in net assets resulting from operations	$60,246,889	$12,075,375	$(2,510,965)	$7,508,191

* Foreign taxes withheld	$—	$—	$4,199	$110,399

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Balanced Portfolio		ING VP Growth and Income Portfolio
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
FROM OPERATIONS:
Net investment income	$29,739,087	$25,882,905	$50,522,560	$33,181,040
Net realized gain on investments, foreign currency related transactions and futures	114,097,263	46,751,111	447,317,782	89,606,751
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	(24,069,800)	148,117,399	(216,790,994)	694,994,792
Net increase in net assets resulting from operations	119,766,550	220,751,415	281,049,348	817,782,583

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(28,402,664)	(25,549,004)	(84,513,202)	—
Class S	(45,416)	(288)	(36,994)	—
Total distributions	(28,448,080)	(25,549,292)	(84,550,196)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	72,475,813	38,550,583	61,659,142	14,108,788
Dividends reinvested	28,448,080	25,549,292	84,494,957	—
	100,923,893	64,099,875	146,154,099	14,108,788
Cost of shares redeemed	(207,015,009)	(106,333,010)	(606,618,345)	(559,975,741)
Net decrease in net assets resulting from capital share transactions	(106,091,116)	(42,233,135)	(460,464,246)	(545,866,953)
Net increase (decrease) in net assets	(14,772,646)	152,968,988	(263,965,094)	271,915,630

NET ASSETS:
Beginning of year	1,375,742,797	1,222,773,809	3,797,164,209	3,525,248,579
End of year	$1,360,970,151	$1,375,742,797	$3,533,199,115	$3,797,164,209

Undistributed net investment income (accumulated net investment loss) at end of year	$30,622,780	$28,837,175	$(4,855)	$33,190,956

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Growth Portfolio		ING VP Small Company Portfolio
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
FROM OPERATIONS:
Net investment income	$1,271,506	$265,408	$1,040,282	$1,659,651
Net realized gain on investments, foreign currency related transactions and futures	14,574,755	12,843,906	51,270,584	27,374,998
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	(3,535,888)	40,849,949	17,092,665	85,411,831
Net increase in net assets resulting from operations	12,310,373	53,959,263	69,403,531	114,446,480

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(268,051)	—	(1,319,890)	(922,009)
Class S	—	—	(32,250)	(698)
Total distributions	(268,051)	—	(1,352,140)	(922,707)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,337,872	12,590,272	128,623,947	156,127,616
Dividends reinvested	268,051	—	1,352,140	922,707
	5,605,923	12,590,272	129,976,087	157,050,323
Cost of shares redeemed	(48,634,103)	(23,009,289)	(129,864,806)	(94,578,973)
Net increase (decrease) in net assets resulting from capital share transactions	(43,028,180)	(10,419,017)	111,281	62,471,350
Net increase (decrease) in net assets	(30,985,858)	43,540,246	68,162,672	175,995,123

NET ASSETS:
Beginning of year	224,622,344	181,082,098	465,068,594	289,073,471
End of year	$193,636,486	$224,622,344	$533,231,266	$465,068,594
Undistributed net investment income at end of year	$1,266,147	$265,408	$818,766	$1,457,156

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Value Opportunity Portfolio		ING VP Intermediate Bond Portfolio
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
FROM OPERATIONS:
Net investment income	$3,871,948	$2,072,095	$47,873,508	$48,262,109
Net realized gain on investments, foreign currency related transactions and futures	494,455	37,412,990	26,705,050	39,308,980
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	17,597,293	12,066,267	(14,331,669)	(10,863,858)
Net increase in net assets resulting from operations	21,963,696	51,551,352	60,246,889	76,707,231

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(2,050,084)	(1,764,212)	(87,943,133)	(9,725,157)
Class S	(22,234)	(9,646)	(15,582,872)	(564,795)
Net realized gains:
Class I	—	—	(44,509,550)	(10,936,141)
Class S	—	—	(7,324,711)	(736,552)
Total distributions	(2,072,318)	(1,773,858)	(155,360,266)	(21,962,645)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	13,547,407	21,198,747	399,481,829	184,777,059
Dividends reinvested	2,072,318	1,773,858	155,282,029	21,950,695
	15,619,725	22,972,605	554,763,858	206,727,754
Cost of shares redeemed	(71,840,954)	(25,587,631)	(263,169,907)	(319,226,990)
Net increase (decrease) in net assets resulting from capital share transactions	(56,221,229)	(2,615,026)	291,593,951	(112,499,236)
Net increase (decrease) in net assets	(36,329,851)	47,162,468	196,480,574	(57,754,650)

NET ASSETS:
Beginning of year	259,724,145	212,561,677	1,197,803,455	1,255,558,105
End of year	$223,394,294	$259,724,145	$1,394,284,029	$1,197,803,455
Undistributed net investment income at end of year	$3,868,187	$2,068,557	$277,792	$54,279,546

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Money Market Portfolio		ING VP Global Science and Technology Portfolio
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
FROM OPERATIONS:
Net investment income (loss)	$12,793,575	$12,932,100	$(594,321)	$(570,560)
Net realized gain (loss) on investments and foreign currency related transactions	(244,520)	(169)	7,901,963	(4,912,495)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(473,680)	(56,131)	(9,818,607)	29,432,822
Net increase (decrease) in net assets resulting from operations	12,075,375	12,875,800	(2,510,965)	23,949,767

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(12,932,164)	(24,741,578)	—	—
Total distributions	(12,932,164)	(24,741,578)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	327,235,099	1,899,695,014	22,118,107	71,880,902
Dividends reinvested	12,932,164	24,741,578	—	—
	340,167,263	1,924,436,592	22,118,107	71,880,902
Cost of shares redeemed	(475,422,886)	(2,226,653,637)	(31,058,339)	(43,653,684)
Net increase (decrease) in net assets resulting from capital share transactions	(135,255,623)	(302,217,045)	(8,940,232)	28,227,218
Net increase (decrease) in net assets	(136,112,412)	(314,082,823)	(11,451,197)	52,176,985

NET ASSETS:
Beginning of year	1,237,583,626	1,551,666,449	97,742,478	45,565,493
End of year	$1,101,471,214	$1,237,583,626	$86,291,281	$97,742,478
Undistributed net investment income at end of year	$12,788,531	$12,927,120	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP International Equity Portfolio
	Year Ended December 31, 2004	Year Ended December 31, 2003
FROM OPERATIONS:
Net investment income	$450,758	$347,432
Net realized gain on investments and foreign currency related transactions	5,357,182	680,469
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	1,700,251	8,992,547
Net increase in net assets resulting from operations	7,508,191	10,020,448

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(546,129)	(358,677)
Class S	(2,180)	(496)
Total distributions	(548,309)	(359,173)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	19,056,891	72,160,848
Dividends reinvested	548,309	359,173
	19,605,200	72,520,021
Cost of shares redeemed	(14,528,943)	(70,372,573)
Net increase in net assets resulting from capital share transactions	5,076,257	2,147,448
Net increase in net assets	12,036,139	11,808,723

NET ASSETS:
Beginning of year	40,733,709	28,924,986
End of year	$52,769,848	$40,733,709
Undistributed net investment income at end of year	$538,394	$423,613

See Accompanying Notes to Financial Statements

ING VP BALANCED PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,
	2004		2003	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of year		$12.50	10.73	12.09	13.40	15.57
Income (loss) from investment operations:
Net investment income		$0.29	0.25	0.25	0.31	0.43
Net realized and unrealized gain (loss) on investments		$0.87	1.76	(1.49)	(0.87)	(0.49)
Total from investment operations		$1.16	2.01	(1.24)	(0.56)	(0.06)
Less distributions from:
Net investment income		$0.26	0.24	0.12	0.28	0.46
Net realized gains on investments		$—	—	—	0.47	1.65
Total distributions		$0.26	0.24	0.12	0.75	2.11
Net asset value, end of year		$13.40	12.50	10.73	12.09	13.40
Total Return(1)%		9.42	18.87	(10.31)	(4.21)	(0.56)

Ratios and Supplemental Data:
Net assets, end of year (millions)		$1,358	1,375	1,223	1,591	1,777
Ratios to average net assets:
Expenses	%	0.59	0.60	0.60	0.59	0.59
Net investment income	%	2.15	2.04	2.00	2.46	2.72
Portfolio turnover rate	%	272	333	345	167	182

	Class S
	Year Ended December 31, 2004	May 29, 2003(2) to December 31, 2003
Per Share Operating Performance:
Net asset value, beginning of period	$12.49	11.53
Income from investment operations:
Net investment income	$0.22	0.34
Net realized and unrealized gain on investments	$0.89	0.85
Total from investment operations	$1.11	1.19
Less distributions from:
Net investment income	$0.25	0.23
Total distributions	$0.25	0.23
Net asset value, end of period	$13.35	12.49
Total Return(1)%	9.06	10.51

Ratios and Supplemental Data:
Net assets, end of period (millions)	$3	1
Ratios to average net assets:
Expenses(3)%	0.84	0.83
Net investment income(3)%	1.98	3.06
Portfolio turnover rate %	272	333

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)              Commencement of operations.

(3)              Annualized for periods less than one year.

See Accompanying Notes to Financial Statements.

ING VP GROWTH AND INCOME PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,
	2004		2003	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of year		$18.28	14.50	19.54	24.12	30.69
Income (loss) from investment operations:
Net investment income		$0.28	0.16	0.16	0.14	0.17
Net realized and unrealized gain (loss) on investments		$1.24	3.62	(5.04)	(4.58)	(3.46)
Total from investment operations		$1.52	3.78	(4.88)	(4.44)	(3.29)
Less distributions from:
Net investment income		$0.45	—	0.16	0.14	0.16
Net realized gains on investments		$—	—	—	—	3.12
Total distributions		$0.45	—	0.16	0.14	3.28
Net asset value, end of year		$19.35	18.28	14.50	19.54	24.12
Total Return(1)%		8.39	26.07	(24.99)	(18.40)	(10.97)

Ratios and Supplemental Data:
Net assets, end of year (millions)		$3,531	3,795	3,525	5,639	7,797
Ratios to average net assets:
Expenses	%	0.58	0.60	0.59	0.59	0.58
Net investment income	%	1.41	0.95	0.83	0.62	0.55
Portfolio turnover rate	%	139	150	246	185	149

	Class S
	Year Ended December 31, 2004	June 11, 2003(2) to December 31, 2003
Per Share Operating Performance:
Net asset value, beginning of period	$18.26	16.32
Income from investment operations:
Net investment income	$0.21	0.04
Net realized and unrealized gain on investments	$1.26	1.90
Total from investment operations	$1.47	1.94
Less distributions from:
Net investment income	$0.39	—
Total distributions	$0.39	—
Net asset value, end of period	$19.34	18.26
Total Return(1)%	8.10	11.89

Ratios and Supplemental Data:
Net assets, end of period (millions)	$2	2
Ratios to average net assets:
Expenses(3)%	0.83	0.84
Net investment income(3)%	1.18	0.57
Portfolio turnover rate %	139	150

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)              Commencement of operations.

(3)              Annualized for periods less than one year.

See Accompanying Notes to Financial Statements.

ING VP GROWTH PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,
	2004		2003	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of year		$8.93	6.85	9.64	14.99	17.32
Income (loss) from investment operations:
Net investment income (loss)		$0.06	0.01	(0.01)	(0.01)	0.01
Net realized and unrealized gain (loss) on investments		$0.58	2.07	(2.78)	(3.87)	(2.02)
Total from investment operations		$0.64	2.08	(2.79)	(3.88)	(2.01)
Less distributions from:
Net investment income		$0.01	—	—	0.01	0.01
Net realized gains on investments		$—	—	—	1.46	0.31
Total distributions		$0.01	—	—	1.47	0.32
Net asset value, end of year		$9.56	8.93	6.85	9.64	14.99
Total Return(1)%		7.19	30.36	(28.94)	(27.06)	(11.95)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$193,280	224,330	181,029	305,624	460,578
Ratios to average net assets:
Expenses	%	0.69	0.71	0.72	0.70	0.70
Net investment income (loss)%		0.61	0.13	(0.06)	(0.08)	0.06
Portfolio turnover rate	%	123	162	241	216	179

	Class S
	Year Ended December 31,				November 1, 2001(2) to December 31, 2001
	2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of period	$8.88	6.83		9.63	8.96
Income (loss) from investment operations:
Net investment income (loss)	$0.04	0.00	*	(0.01)	0.00	*
Net realized and unrealized gain (loss) on investments	$0.58	2.05		(2.79)	0.67
Total from investment operations	$0.62	2.05		(2.80)	0.67
Net asset value, end of period	$9.50	8.88		6.83	9.63
Total Return(1)%	6.98	30.01		(29.08)	7.48

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$356	292		53	11
Ratios to average net assets:
Expenses(3)%	0.94	0.96		0.97	0.94
Net investment income (loss)(3)%	0.44	(0.10)		(0.31)	(0.32)
Portfolio turnover rate %	123	162		241	216

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)              Commencement of operations.

(3)              Annualized for periods less than one year.

 *              Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements.

ING VP SMALL COMPANY PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,
	2004		2003	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of year		$17.48	12.75	16.68	16.65	16.52
Income (loss) from investment operations:
Net investment income		$0.04	0.06	0.05	0.06	0.11
Net realized and unrealized gain (loss) on investments		$2.47	4.71	(3.91)	0.58	1.09
Total from investment operations		$2.51	4.77	(3.86)	0.64	1.20
Less distributions from:
Net investment income		$0.05	0.04	0.07	0.10	0.02
Net realized gains on investments		$—	—	—	0.51	1.05
Total distributions		$0.05	0.04	0.07	0.61	1.07
Net asset value, end of year		$19.94	17.48	12.75	16.68	16.65
Total Return(1)%		14.39	37.47	(23.23)	4.00	6.72

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$461,014	464,228	288,890	341,332	273,617
Ratios to average net assets:
Expenses	%	0.84	0.85	0.87	0.86	0.87
Net investment income	%	0.21	0.47	0.39	0.50	0.80
Portfolio turnover rate	%	93	178	371	240	330

	Class S
	Year Ended December 31,				November 1, 2001(2) to December 31, 2001
	2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$17.49		12.72	16.68	14.90
Income (loss) from investment operations:
Net investment income (loss)	$0.03	**	0.01	(0.04)	0.00	*
Net realized and unrealized gain (loss) on investments	$2.43		4.79	(3.86)	1.78
Total from investment operations	$2.46		4.80	(3.90)	1.78
Less distribution from:
Net investment income	$0.05		0.03	0.06	—
Total distribution	$0.05		0.03	0.06	—
Net asset value, end of period	$19.90		17.49	12.72	16.68
Total Return(1)%	14.09		37.76	(23.45)	11.95

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$72,225		840	184	11
Ratios to average net assets:
Expenses(3)%	1.09		1.10	1.12	1.10
Net investment income(3)%	0.19		0.22	0.14	0.29
Portfolio turnover rate %	93		178	371	240

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)              Commencement of operations.

(3)              Annualized for periods less than one year.

*                 Amount is less than $0.01 per share.

**          Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

ING VP VALUE OPPORTUNITY PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,
	2004		2003	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of year		$12.08	9.77	13.25	15.34	16.42
Income (loss) from investment operations:
Net investment income		$0.24	0.10	0.04	0.03	0.07
Net realized and unrealized gain (loss) on investments		$0.98	2.29	(3.47)	(1.43)	1.49
Total from investment operations		$1.22	2.39	(3.43)	(1.40)	1.56
Less distributions from:
Net investment income		$0.11	0.08	0.05	0.05	0.03
Net realized gains on investments		$—	—	—	0.64	2.61
Total distributions		$0.11	0.08	0.05	0.69	2.64
Net asset value, end of year		$13.19	12.08	9.77	13.25	15.34
Total Return(1)%		10.15	24.59	(25.96)	(9.62)	10.19

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$219,889	257,448	211,470	219,287	116,029
Ratios to average net assets:
Expenses	%	0.69	0.70	0.72	0.71	0.75
Net investment income	%	1.61	0.91	0.51	0.54	0.58
Portfolio turnover rate	%	16	251	304	185	171

	Class S
	Year Ended December 31,			July 16, 2001(2) to December 31, 2001
	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$12.03	9.75	13.24	14.58
Income (loss) from investment operations:
Net investment income	$0.13	0.04	0.01	0.00 *
Net realized and unrealized gain (loss) on investments	$1.05	2.31	(3.46)	(1.34)
Total from investment operations	$1.18	2.35	(3.45)	(1.34)
Less distributions from:
Net investment income	$0.09	0.07	0.04	—
Total distributions	$0.09	0.07	0.04	—
Net asset value, end of period	$13.12	12.03	9.75	13.24
Total Return(1)%	9.88	24.21	(26.12)	(9.19)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,505	2,277	1,092	307
Ratios to average net assets:
Expenses(3)%	0.94	0.95	0.97	0.96
Net investment income(3)%	1.36	0.64	0.26	0.29
Portfolio turnover rate %	16	251	304	185

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)              Commencement of operations.

(3)              Annualized for periods less than one year.

*                 Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements.

ING VP INTERMEDIATE BOND PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,
	2004		2003	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of year		$14.15	13.53	12.95	12.61	12.17
Income from investment operations:
Net investment income		$0.53	0.56	0.45	0.59	0.79
Net realized and unrealized gain on investments		$0.13	0.29	0.63	0.51	0.37
Total from investment operations		$0.66	0.85	1.08	1.10	1.16
Less distributions from:
Net investment income		$1.11	0.11	0.43	0.65	0.72
Net realized gains on investments		$0.56	0.12	0.07	0.11	—
Total distributions		$1.67	0.23	0.50	0.76	0.72
Net asset value, end of year		$13.14	14.15	13.53	12.95	12.61
Total Return(1)%		4.88	6.30	8.33	8.75	9.64

Ratios and Supplemental Data:
Net assets, end of year (millions)		$1,093	1,126	1,206	1,024	711
Ratios to average net assets:
Expenses	%	0.48	0.50	0.49	0.50	0.50
Net investment income	%	3.79	3.77	3.50	5.06	6.29
Portfolio turnover rate	%	407	521	565	219	334

	Class S
	Year Ended December 31,		May 3, 2002(2) to December 31, 2002
	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$14.13	13.53	13.05
Income (loss) from investment operations:
Net investment income	$0.40	0.49	0.16
Net realized and unrealized gain on investments	$0.22	0.32	0.81
Total from investment operations	$0.62	0.81	0.97
Less distributions from:
Net investment income	$1.10	0.09	0.42
Net realized gains on investments	$0.56	0.12	0.07
Total distributions	$1.66	0.21	0.49
Net asset value, end of period	$13.09	14.13	13.53
Total Return(1)%	4.58	6.04	7.45

Ratios and Supplemental Data:
Net assets, end of period (millions)	$301	71	50
Ratios to average net assets:
Expenses(3)%	0.73	0.75	0.74
Net investment income(3)%	3.52	3.52	3.25
Portfolio turnover rate %	407	521	565

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)              Commencement of operations.

(3)              Annualized for periods less than one year.

See Accompanying Notes to Financial Statements.

ING VP MONEY MARKET PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,
	2004		2003	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of year		$12.94	13.03	13.33	13.61	13.42
Income (loss) from investment operations:
Net investment income		$0.15	0.08	0.21	0.50	0.83
Net realized and unrealized gain (loss) on investments		$(0.01)	0.03	—	0.01	(0.02)
Total from investment operations		$0.14	0.11	0.21	0.51	0.81
Less distributions from:
Net investment income		$0.14	0.20	0.51	0.79	0.62
Total distributions		$0.14	0.20	0.51	0.79	0.62
Net asset value, end of year		$12.94	12.94	13.03	13.33	13.61
Total Return(1)%		1.06	0.92	1.66	3.94	6.38

Ratios and Supplemental Data:
Net assets, end of year (millions)		$1,101	1,238	1,552	1,519	1,196
Ratios to average net assets:
Expenses	%	0.34	0.35	0.34	0.34	0.34
Net investment income	%	1.11	0.91	1.63	4.07	6.20

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

See Accompanying Notes to Financial Statements.

ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,				May 1, 2000(1) to December 31, 2000
	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$3.87	2.66	4.53	5.88	10.00
Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.02)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	$(0.02)	1.23	(1.84)	(1.33)	(4.10)
Total from investment operations	$(0.05)	1.21	(1.87)	(1.35)	(4.12)
Net asset value, end of period	$3.82	3.87	2.66	4.53	5.88
Total Return(2)%	(1.29)	45.49	(41.28)	(22.96)	(41.20)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$86,291	97,742	45,559	62,878	44,621
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.05	1.11	1.11	1.11	1.15
Gross expenses prior to expense reimbursement/recoupment(3)%	1.05	1.10	1.12	1.11	1.20
Net investment loss after expense reimbursement/recoupment(3)(4)%	(0.67)	(0.88)	(0.89)	(0.49)	(0.61)
Portfolio turnover rate %	163	15	61	129	150

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ING VP INTERNATIONAL EQUITY PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of year	$7.55	5.78	7.90	10.40	15.92
Income (loss) from investment operations:
Net investment income (loss)	$0.07	0.06	0.03	0.02	(0.02)
Net realized and unrealized gain (loss) on investments	$1.21	1.78	(2.13)	(2.51)	(3.17)
Total from investment operations	$1.28	1.84	(2.10)	(2.49)	(3.19)
Less distributions from:
Net investment income	$0.09	0.07	0.02	0.01	0.01
Net realized gains on investments	$—	—	—	—	2.32
Total distributions	$0.09	0.07	0.02	0.01	2.33
Net asset value, end of year	$8.74	7.55	5.78	7.90	10.40
Total Return(1)%	17.17	32.05	(26.68)	(23.88)	(20.33)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$52,505	40,537	28,917	48,652	52,210
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	1.15	1.15	1.15	1.15	1.15
Gross expenses prior to expense reimbursement/recoupment(2)%	0.95	1.38	1.46	1.26	1.34
Net investment income (loss) after expense reimbursement/recoupment(2)%	1.00	1.04	0.40	0.23	(0.18)
Portfolio turnover rate %	137	85	266	229	212

	Class S
	Year Ended December 31,			November 1, 2001(3) to December 31, 2001
	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$7.53	5.78	7.90	7.38
Income (loss) from investment operations:
Net investment income (loss)	$0.05	(0.01)	0.01	—
Net realized and unrealized gain (loss) on investments	$1.21	1.82	(2.13)	0.52
Total from investment operations	$1.26	1.81	(2.12)	0.52
Less distributions from:
Net investment income	$0.09	0.06	—	—
Total distributions	$0.09	0.06	—	—
Net asset value, end of period	$8.70	7.53	5.78	7.90
Total Return(1)%	16.87	31.62	(26.84)	7.05

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$265	197	8	11
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(4)%	1.40	1.40	1.40	1.39
Gross expenses prior to expense reimbursement/recoupment(2)%	1.20	1.63	1.71	1.49
Net investment income after expense reimbursement/recoupment(2)(4)%	0.68	0.79	0.15	0.01
Portfolio turnover rate %	137	85	266	229

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(3)              Commencement of operations.

(4)              Annualized for periods less than one year.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004

NOTE 1 — ORGANIZATION

Organization. The ING Variable Product Funds are comprised of ING VP Balanced Portfolio, Inc., ING Variable Funds d/b/a ING VP Growth and Income Portfolio, ING Variable Portfolios, Inc., ING VP Intermediate Bond Portfolio and ING VP Money Market Portfolio, all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

ING VP Balanced Portfolio, Inc. (“Balanced”) is a company incorporated under the laws of Maryland on December 14, 1988. ING Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Growth and Income Portfolio (“Growth and Income”). ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has eight separate portfolios. The five portfolios that are in this report are: ING VP Growth Portfolio (“Growth”), ING VP Small Company Portfolio (“Small Company”), ING VP Value Opportunity Portfolio (“Value Opportunity”), ING VP Global Science and Technology (“Global Science and Technology”) and ING VP International Equity Portfolio (“International”). ING VP Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Intermediate Bond Portfolio (“Intermediate Bond”, formerly, ING VP Bond Portfolio). ING VP Money Market Portfolio is a business trust under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Money Market Portfolio (“Money Market”).

Each Portfolio offers Class I shares. Balanced, Growth and Income, Growth, Small Company, Value Opportunity, Intermediate Bond, Global Science and Technology and International also offer Class S shares. The two classes differ principally in applicable distribution and service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees.

ING Investments, LLC (“ING Investments’’ or the ”Investment Manager”), an Arizona limited liability company, serves as the Investment Manager to the Portfolios. ING Investments has engaged ING Investment Management Co. (“ING IM’’), a Connecticut corporation, to serve as the Sub-Adviser to each Portfolio, with the exception of the Global Science and Technology Portfolio. ING Funds Distributor, LLC (the ”Distributor”) is the principal underwriter of the Portfolios. ING Investments, ING IM and the Distributor are indirect wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution active in the fields of banking, insurance and asset management.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.           Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolios’ Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board.

Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. If a

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio’s net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in 60 days or less at the date of valuation are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.             Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.             Foreign Currency Translation. The books and records of the portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)          Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)          Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.            Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Portfolio, with the exception of Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.              Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Balanced, Growth, Small Company, Value Opportunity, Money Market and Global Science and Technology Portfolios declare and pay dividends annually. Growth and Income and Intermediate Bond Portfolios declare and pay dividends semi-annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.              Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to requlated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.             Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.            Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I.                 Securities Lending. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J.                Illiquid and Restricted Securities. The Portfolios may not invest more than 15% (10% for Money Market) of their net assets in illiquid securities. Illiquid securities are not readily marketable.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K.            Delayed Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Portfolios’ Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios’ custodian sufficient to cover the purchase price.

L.              Mortgage Dollar Roll Transactions. In connection with a portfolio’s ability to purchase or sell securities on a when-issued basis, Balanced, Growth and Income, Intermediate Bond and Money Market Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

M.         Options Contracts. Each Portfolio, with the exception of Money Market, may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

N.            Swap Contracts. Each Portfolio, with the exception of Money Market, may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2004, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Balanced	$1,757,333,780	$1,882,740,598
Growth and Income	4,879,579,210	5,436,160,441
Growth	249,646,748	293,817,913
Small Company	425,188,696	425,762,918
Value Opportunity	37,285,732	78,741,530
Intermediate Bond	787,418,955	846,452,213
Global Science and Technology	140,916,930	152,828,146
International	64,634,389	59,370,617

U.S. Government securities not included above were as follows:

	Purchases	Sales
Balanced	$2,028,350,409	$2,019,894,980
Intermediate Bond	5,030,941,616	4,792,217,729

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into Investment Management Agreements with the Investment Manager. The Investment Management Agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Balanced	0.50%
Growth and Income	0.50% on first $10 billion;
0.45% on next $5 billion; and
0.425% over $15 billion
Growth	0.60%
Small Company	0.75%
Value Opportunity	0.60%
Intermediate Bond	0.40%
Money Market	0.25%
Global Science and Technology	0.95%
International	0.85%

The Investment Manager entered into Sub-Advisory Agreements with ING IM. ING IM acts as Sub-Adviser to all Portfolios except for the Global Science and Technology Portfolio. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

BlackRock Advisors, Inc., (“BlackRock”), a Delaware Corporation, serves as Sub-Adviser to the Global Science and Technology Portfolio pursuant to a Sub-Advisory Agreement effective April 1, 2004 between the Investment Manager and BlackRock through December 31, 2005. From January 1, 2004 to March 31, 2004, the Global Science and Technology Portfolio was sub-advised by BlackRock under an interim Sub-Advisory Agreement.

Pursuant to Administration Agreements, ING Funds Services, LLC (“IFS”), an indirect wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers.

IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class S shares of the Portfolios have adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate for expenses incurred in the distribution and promotion of each Portfolio’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2004, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Balanced	$572,955	$63,009	$660	$636,624
Growth and Income	1,486,254	163,441	372	1,650,067
Growth	98,070	8,985	74	107,129
Small Company	333,010	24,412	13,856	371,278
Value Opportunity	113,231	10,375	729	124,335
Intermediate Bond	467,731	64,285	61,433	593,449
Money Market	232,931	51,221	—	284,152
Global Science and Technology	68,995	3,993	—	72,988
International	93,617	2,363	52	96,032

The Portfolios have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments, LLC until distribution in accordance with the Plan.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 7 — EXPENSE LIMITATIONS

ING Investments entered into written Expense Limitation Agreements with each of the following Portfolios whereby the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class I	Class S
Growth	0.80%	1.05%
Small Company	0.95%	1.20%
Value Opportunity	0.80%	1.05%
Global Science and Technology	1.15%	1.40%
International	1.15%	1.40%

The Investment Manager may at a later date recoup from a Portfolio management fees waived and other expenses assured by the Investment Manager during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2004, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	December 31,
	2005	2006	2007	Total
International	$—	$78,239	$—	$78,239

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement “) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Portfolios will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The following Portfolios utilized the line of credit during the year ended December 31, 2004:

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
Balanced	1	$520,000	2.00%
Growth and Income	5	2,506,000	2.41%
Value Opportunity	6	5,808,000	1.51%
Intermediate Bond	1	1,200,000	1.75%

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class I Shares		Class S Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	May 29, 2003(1) to December 31, 2003
Balanced (Number of Shares)
Shares sold	5,541,276	3,154,493	161,044	101,813
Dividends reinvested	2,277,679	2,206,304	3,651	25
Shares redeemed	(16,373,623)	(9,380,661)	(29,578)	(3,480)
Net increase (decrease) in shares outstanding	(8,554,668)	(4,019,864)	135,117	98,358

Balanced ($)
Shares sold	$70,448,531	$37,356,123	$2,027,282	$1,194,460
Dividends reinvested	28,402,664	25,549,004	45,416	288
Shares redeemed	(206,636,262)	(106,290,993)	(378,747)	(42,017)
Net increase (decrease)	$(107,785,067)	$(43,385,866)	$1,693,951	$1,152,731

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class I Shares		Class S Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	June 11, 2003(1) to December 31, 2003
Growth and Income (Number of Shares)
Shares sold	3,269,845	801,513	20,905	98,693
Dividends reinvested	4,494,881	—	1,972	—
Shares redeemed	(32,855,572)	(36,272,651)	(25,390)	(4,334)
Net increase (decrease) in shares outstanding	(25,090,846)	(35,471,138)	(2,513)	94,359

Growth and Income ($)
Shares sold	$61,270,078	$12,502,845	$389,064	$1,605,943
Dividends reinvested	84,457,963	—	36,994	—
Shares redeemed	(606,157,122)	(559,904,868)	(461,223)	(70,873)
Net increase (decrease)	$(460,429,081)	$(547,402,023)	$(35,165)	$1,535,070

	Class I Shares		Class S Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
Growth (Number of Shares)
Shares sold	585,684	2,152,470	6,466	32,996
Dividends reinvested	29,983	—	—	—
Shares redeemed	(5,512,414)	(3,481,590)	(1,856)	(7,885)
Net increase (decrease) in shares outstanding	(4,896,747)	(1,329,120)	4,610	25,111

Growth ($)
Shares sold	$5,279,704	$12,336,815	$58,168	$253,457
Dividends reinvested	268,051	—	—	—
Shares redeemed	(48,617,581)	(22,951,012)	(16,522)	(58,277)
Net increase (decrease)	$(43,069,826)	$(10,614,197)	$41,646	$195,180

	Class I Shares		Class S Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
Small Company (Number of Shares)
Shares sold	2,256,129	10,395,221	5,026,850	40,070
Dividends reinvested	74,193	63,065	1,814	48
Shares redeemed	(5,763,081)	(6,562,287)	(1,447,699)	(6,503)
Net increase (decrease) in shares outstanding	(3,432,759)	3,895,999	3,580,965	33,615

Small Company ($)
Shares sold	$40,720,939	$155,510,623	$87,903,008	$616,993
Dividends reinvested	1,319,890	922,009	32,250	698
Shares redeemed	(103,038,487)	(94,475,400)	(26,826,319)	(103,573)
Net increase (decrease)	$(60,997,658)	$61,957,232	$61,108,939	$514,118

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class I Shares		Class S Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
Value Opportunity (Number of Shares)
Shares sold	970,091	2,108,112	127,023	92,628
Dividends reinvested	168,177	164,266	1,831	901
Shares redeemed	(5,784,691)	(2,598,835)	(51,003)	(16,336)
Net increase (decrease) in shares outstanding	(4,646,423)	(326,457)	77,851	77,193

Value Opportunity ($)
Shares sold	$11,987,060	$20,200,109	$1,560,347	$998,638
Dividends reinvested	2,050,084	1,764,212	22,234	9,646
Shares redeemed	(71,212,120)	(25,416,002)	(628,834)	(171,629)
Net increase (decrease)	$(57,174,976)	$(3,451,681)	$953,747	$836,655

	Class I Shares		Class S Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
Intermediate Bond (Number of Shares)
Shares sold	10,565,378	8,501,280	18,424,679	6,385,067
Dividends reinvested	9,919,704	1,474,950	1,734,423	93,017
Shares redeemed	(16,940,447)	(19,495,518)	(2,197,934)	(5,092,213)
Net increase (decrease) in shares outstanding	3,544,635	(9,519,288)	17,961,168	1,385,871

Intermediate Bond ($)
Shares sold	$147,968,344	$103,976,909	$251,513,485	$80,800,150
Dividends reinvested	132,374,446	20,649,302	22,907,583	1,301,393
Shares redeemed	(233,418,138)	(256,344,288)	(29,751,769)	(62,882,702)
Net increase (decrease)	$46,924,652	$(131,718,077)	$244,669,299	$19,218,841

	Class I Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003
Money Market (Number of Shares)
Shares sold	25,412,249	168,980,560
Dividends reinvested	1,009,615	1,928,116
Shares redeemed	(36,946,032)	(194,376,129)
Net decrease in shares outstanding	(10,524,168)	(23,467,453)

Money Market ($)
Shares sold	$327,235,099	$1,899,695,014
Dividends reinvested	12,932,164	24,741,578
Shares redeemed	(475,422,886)	(2,226,653,637)
Net decrease	$(135,255,623)	$(302,217,045)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class I Shares		Class S Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004(1)	Year Ended December 31, 2003
Global Science and Technology (Number of Shares)
Shares sold	5,874,957	22,057,248	—	—
Shares redeemed	(8,566,152)	(13,940,003)	—	(2,551)
Net increase (decrease) in shares outstanding	(2,691,195)	8,117,245	—	(2,551)

Global Science and Technology ($)
Shares sold	$22,118,107	$71,880,902	$—	$—
Shares redeemed	(31,058,339)	(43,644,308)	—	(9,376)
Net increase (decrease)	$(8,940,232)	$28,236,594	$—	$(9,376)

	Class I Shares		Class S Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
International (Number of Shares)
Shares sold	2,386,273	11,733,163	53,937	27,260
Dividends reinvested	70,834	58,321	284	81
Shares redeemed	(1,816,473)	(11,428,928)	(49,868)	(2,549)
Net increase in shares outstanding	640,634	362,556	4,353	24,792

International ($)
Shares sold	$18,639,301	$71,979,031	$417,590	$181,817
Dividends reinvested	546,129	358,677	2,180	496
Shares redeemed	(14,143,468)	(70,356,174)	(385,475)	(16,399)
Net increase	$5,041,962	$1,981,534	$34,295	$165,914

(1) There was no capital activity for Class S during the year ended December 31, 2004.

NOTE 10 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios’ Board, the following securities have been deemed to be illiquid. Each Portfolio currently limits investment in illiquid securities to 15% (10% for Money Market) of the Portfolios’ net assets, at market value, at time of purchase.

Portfolio	Security	Principal Amount	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Balanced	Alpine III, 2.840%, due 08/16/14	$418,000	08/04/04	$418,000	$418,749	0.0%
	Alpine III, 3.240%, due 08/16/14	418,000	08/04/04	418,000	418,644	0.0%
	Alpine III, 5.040%, due 08/16/14	222,000	08/04/04	222,000	222,286	0.0%
	Alpine III, 8.290%, due 08/16/14	645,000	08/16/04	645,000	646,034	0.0%
				$1,703,000	$1,705,713	0.1%
Intermediate Bond	Alpine III, 2.840%, due 08/16/14	948,000	08/04/04	$948,000	$949,698	0.1%
	Alpine III, 3.240%, due 08/16/14	948,000	08/04/04	948,000	949,460	0.1%
	Alpine III, 5.040%, due 08/16/14	502,000	08/04/04	502,000	502,647	0.0%
	Alpine III, 8.290%, due 08/16/14	1,460,000	08/16/04	1,460,000	1,462,340	0.1%
				$3,858,000	$3,864,145	0.3%
Money
Market	Money Market Trust, LLY, 1.175%, due 06/03/05	13,500,000	05/15/03	$13,500,000	$13,499,960	1.2%
	Money Market Trust Series A, 2.480%, 12/07/05	31,400,000	05/15/03	31,400,000	31,406,907	2.9%
	Newcastle CDO I Ltd., 1.321% due 10/24/05	13,900,000	10/23/03	13,900,000	13,900,000	1.3%
				$58,800,000	$58,806,867	5.4%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security, however there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2004, the Portfolios had securities on loan with the following market values:

	Value of Securities Loaned	Value of Collateral
Balanced	$149,277,954	$153,224,000
Growth and Income	211,090,291	219,680,000
Growth	11,239,921	11,536,000
Value Opportunity	82,511	86,000

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of available earnings and profits, current and accumulated, for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2004:

	Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains (Losses)
Balanced	$—	$494,598	$(494,598)
Growth and Income	(4,264,806)	831,825	3,432,981
Growth	—	(2,716)	2,716
Small Company	—	(341,572)	341,572
Intermediate Bond	—	1,650,743	(1,650,743)
Money Market	(39,149)	—	39,149
Global Science and Technology	(555,894)	594,321	(38,427)
International Equity	—	212,332	(212,332)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2004		Year Ended December 31, 2003
	Ordinary Income	Long-Term Capital Gain	Ordinary Income
Balanced	$28,448,079	$—	$25,549,292
Growth and Income	84,550,196	—	—
Growth	268,051	—	—
Small Company	1,352,140	—	922,707
Value Opportunity	2,072,318	—	1,773,858
Intermediate Bond	150,191,405	5,168,861	21,962,645
Money Market	12,932,164	—	24,741,578
International Equity	548,309	—	359,173

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2004 are as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Unrealized Appreciation (Depreciation)	Post October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Balanced	$30,617,051	$—	$69,492,918	$—	$(71,674,395)	2010

Growth and Income	—	—	408,871,050	(4,855)	$(223,910,727)	2009
					(2,401,044,421)	2010
					(63,082,574)	2011
					$(2,688,037,722)

Growth	1,253,609	—	20,993,544	—	$(137,330,879)	2009
					(63,207,672)	2010
					$(200,538,551)
Small Company	637,301	6,278,078	97,927,790	—	—

Value Opportunity	3,868,187	—	22,207,958	—	(39,657,046)	2010

Intermediate Bond	4,128,083	986,159	5,117,529	(37)	—

Money Market	12,788,532	—	(232,026)	—	$(751,862)	2008
					(3,715,968)	2009
					(169)	2011
					(244,520)	2012
					$(4,712,519)
Global Science and Technology	—	—	7,198,758	—	$(33,805,623)	2009
					(15,534,432)	2010
					(4,912,495)	2011
					$(54,252,550)
International Equity	538,930	—	8,088,309	—	$(16,949,751)	2009
					(9,221,611)	2010
					$(26,171,362)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments, LLC (“Investments”), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Board”) of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated. Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•                  ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC (“IFD”) has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements.

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2004. These Forms 8-K can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO	AS OF DECEMBER 31, 2004

Shares			Value
COMMON STOCK: 59.4%
		Advertising: 0.1%
9,450		ADVO, Inc.	$336,893
25,350	L	Catalina Marketing Corp.	751,120
			1,088,013
		Aerospace/Defense: 1.8%
13,650	@	Alliant Techsystems, Inc.	892,437
8,650	@,L	Armor Holdings, Inc.	406,723
124,250		Boeing Co.	6,432,422
7,850	@,L	DRS Technologies, Inc.	335,274
41,300		General Dynamics Corp.	4,319,980
86,250		Lockheed Martin Corp.	4,791,187
8,224	@	Moog, Inc.	372,958
101,200		Raytheon Co.	3,929,596
10,900	@	Teledyne Technologies, Inc.	320,787
28,350		United Technologies Corp.	2,929,973
			24,731,337
		Agriculture: 0.7%
117,950		Altria Group, Inc.	7,206,745
45,482		UST, Inc.	2,188,139
			9,394,884
		Airlines: 0.0%
15,050	@	Alaska Air Group, Inc.	504,025
			504,025
		Apparel: 0.8%
52,550	@	Coach, Inc.	2,963,820
11,145		K-Swiss, Inc.	324,542
8,850		Kellwood Co.	305,325
52,400		Nike, Inc.	4,752,157
10,690		Phillips-Van Heusen Corp.	288,630
4,880	@	Quiksilver, Inc.	145,375
30,200		VF Corp.	1,672,476
11,700		Wolverine World Wide, Inc.	367,614
			10,819,939
		Auto Manufacturers: 0.6%
342,150	L	Ford Motor Co.	5,009,076
3,035		Oshkosh Truck Corp.	207,533
45,000		PACCAR, Inc.	3,621,600
			8,838,209
		Auto Parts and Equipment: 0.0%
19,250		Modine Manufacturing Co.	650,073
			650,073
		Banks: 3.6%
36,899		Associated Banc-Corp.	1,225,416
230,500		Bank of America Corp.	10,831,194
18,905		Bank of Hawaii Corp.	959,240
19,100		Banknorth Group, Inc.	699,060
45,225		Colonial Bancgroup, Inc.	960,127
45,750	L	Comerica, Inc.	2,791,665
8,700		Commerce Bancorp, Inc.	560,280
4,600		East-West Bancorp, Inc.	193,016
8,575	@@	First Bancorp Puerto Rico	544,598
18,765		Fremont General Corp.	472,503
44,300		Hibernia Corp.	1,307,293
3,800		Hudson United BanCorp	149,644
104,200		KeyCorp.	3,532,380
129,288		National City Corp.	4,854,764
7,950	L	PrivateBancorp, Inc.	256,229
21,340		Republic Bancorp, Inc.	326,075
15,950		South Financial Group, Inc.	518,854
17,257		Sterling Bancshares, Inc.	246,257
105,750		U.S. Bancorp	3,312,090
3,860		UCBH Holdings, Inc.	176,865
158,900		Wachovia Corp.	8,358,139
95,950		Wells Fargo & Co.	5,963,293
3,550		Whitney Holding Corp.	159,715
			48,398,697
		Beverages: 0.8%
8,400	L	Adolph Coors Co.	635,628
134,500	L	Coca-Cola Co.	5,599,235
97,550		PepsiCo, Inc.	5,092,110
			11,326,973
		Biotechnology: 0.4%
71,750	@	Amgen, Inc.	4,602,763
13,200	@	Arqule, Inc.	76,428
21,730	@,L	Charles River Laboratories Intl., Inc.	999,797
			5,678,988
		Building Materials: 0.1%
3,795	L	Florida Rock Industries, Inc.	225,916
4,450		Simpson Manufacturing Co., Inc.	155,305
6,200		Texas Industries, Inc.	386,756
			767,977
		Chemicals: 1.0%
23,375		Cabot Corp.	904,145
50,950		Dow Chemical Co.	2,522,535
57,250		E.I. du Pont EI de Nemours & Co.	2,808,113
15,610	@	FMC Corp.	753,963
8,400	L	Georgia Gulf Corp.	418,320
26,750		Lyondell Chemical Co.	773,610
9,725	@	OM Group, Inc.	315,285
15,900	@	Omnova Solutions, Inc.	89,358
33,100	@	PolyOne Corp.	299,886
46,750		PPG Industries, Inc.	3,186,479
41,200	L	Sherwin-Williams Co.	1,838,756
			13,910,450
		Coal: 0.1%
6,520		Massey Energy Co.	227,874
7,115		Peabody Energy Corp.	575,675
			803,549
		Commercial Services: 0.9%
38,800		Adesa, Inc.	823,336
12,050	@	Administaff, Inc.	151,951
25,450	@,L	Alliance Data Systems Corp.	1,208,366
4,650		Chemed Corp.	312,062
5,350	@	Consolidated Graphics, Inc.	245,565
34,200		Equifax, Inc.	961,020
49,700	L	H&R Block, Inc.	2,435,299
17,280	@	ITT Educational Services, Inc.	821,664
20,270	@,L	Korn/Ferry Intl.	420,603
17,050	@,L	Labor Ready, Inc.	288,486
9,965		Manpower, Inc.	481,310

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Commercial Services (continued)
87,000		McKesson Corp.	$2,737,019
4,875	@,L	Pharmaceutical Product Development, Inc.	201,289
24,394		Rollins, Inc.	642,050
34,225	@,L	Sotheby’s Holdings	621,526
4,720	@	Vertrue, Inc.	178,274
			12,529,820
		Computers: 3.4%
13,400	L	Agilysys, Inc.	229,676
77,550	@	Apple Computer, Inc.	4,994,220
38,521	@,L	BISYS Group, Inc.	633,670
6,850	@,L	CACI Intl., Inc.	466,691
6,360	@	Catapult Communications Corp.	153,658
14,680	@,L	Cognizant Technology Solutions Corp.	621,404
271,050	@	Dell, Inc.	11,422,047
7,915		Diebold, Inc.	441,103
9,400	@,L	DST Systems, Inc.	489,928
2,690	L	FactSet Research Systems, Inc.	157,204
167,900		Hewlett-Packard Co.	3,520,863
159,050		International Business Machines Corp.	15,679,148
37,910		Jack Henry Associates, Inc.	754,788
2,635	@,L	Kronos, Inc.	134,728
5,075	@	Micros Systems, Inc.	396,155
5,300	@	SanDisk Corp.	132,341
34,495	@,L	Storage Technology Corp.	1,090,387
805,500	@	Sun Microsystems, Inc.	4,333,590
			45,651,601
		Cosmetics/Personal Care: 1.5%
151,350		Gillette Co.	6,777,453
251,500		Procter & Gamble Co.	13,852,620
			20,630,073
		Distribution/Wholesale: 0.4%
9,435		CDW Corp.	626,012
49,700		Genuine Parts Co.	2,189,782
5,360		Hughes Supply, Inc.	173,396
4,970		SCP Pool Corp.	158,543
20,500	@,L	Tech Data Corp.	930,700
25,950		W.W. Grainger, Inc.	1,728,789
			5,807,222
		Diversified Financial Services: 3.8%
156,050		American Express Co.	8,796,538
50,830	@,L	AmeriCredit Corp.	1,242,794
29,400		Bear Stearns Cos., Inc.	3,007,914
53,250	L	Capital One Financial Corp.	4,484,183
61,600		CIT Group, Inc.	2,822,512
295,200		Citigroup, Inc.	14,222,735
52,300		Fannie Mae	3,724,283
11,122	L	Legg Mason, Inc.	814,798
55,850		Lehman Brothers Holdings, Inc.	4,885,757
55,450		Merrill Lynch & Co., Inc.	3,314,247
63,250		Morgan Stanley	3,511,640
79,850	@,L	Providian Financial Corp.	1,315,130
			52,142,531
		Electric: 1.7%
168,250	@	AES Corp.	2,299,978
46,800		Constellation Energy Group, Inc.	2,045,628
185,750	L	Duke Energy Corp.	4,705,047
82,550		Edison Intl.	2,644,077
32,800	L	Exelon Corp.	1,445,496
32,900		Pepco Holdings, Inc.	701,428
51,598		PPL Corp.	2,749,141
19,810	L	Scana Corp.	780,514
36,600	L	Southern Co.	1,226,832
57,950	L,S	TXU Corp.	3,741,251
21,150		Wisconsin Energy Corp.	712,967
			23,052,359
		Electrical Components and Equipment: 0.2%
25,350		AMETEK, Inc.	904,235
23,993	@,L	Energizer Holdings, Inc.	1,192,212
10,054	@	Rayovac Corp.	307,250
			2,403,697
		Electronics: 0.4%
6,140		BEI Technologies, Inc.	189,603
5,225		Bel Fuse, Inc.	176,553
3,800	@,L	Benchmark Electronics, Inc.	129,580
6,350		Brady Corp.	397,320
1,950	@	Dionex Corp.	110,507
3,050	@	FLIR Systems, Inc.	194,560
6,999		Keithley Instruments, Inc.	137,880
13,350	@	Paxar Corp.	295,970
44,200		PerkinElmer, Inc.	994,058
41,200	@	Thermo Electron Corp.	1,243,827
25,000	@	Thomas & Betts Corp.	768,750
4,350	@	Trimble Navigation Ltd.	143,724
17,325	@	Varian, Inc.	710,498
			5,492,830
		Engineering and Construction: 0.0%
5,900	@	Emcor Group, Inc.	266,562
			266,562
		Entertainment: 0.1%
7,900	@	Argosy Gaming Co.	368,930
18,625		International Speedway Corp.	983,400
			1,352,330
		Environmental Control: 0.1%
16,795		Republic Services, Inc.	563,305
4,345	@	Waste Connections, Inc.	148,816
			712,121
		Food: 0.6%
7,910		Corn Products Intl., Inc.	423,660
3,550		Flowers Foods, Inc.	112,109
11,806		Lance, Inc.	224,668
5,150		Nash Finch Co.	194,464
25,750		Ruddick Corp.	558,518
6,705	L	Sanderson Farms, Inc.	290,192
42,200	S	SUPERVALU, Inc.	1,456,744
38,210	S	Tyson Foods, Inc.	703,064
7,175		Whole Foods Market, Inc.	684,136

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Food (continued)
55,443		Wm. Wrigley Jr. Co.	$3,836,101
			8,483,656
		Forest Products and Paper: 0.6%
28,150		International Paper Co.	1,182,300
58,250		MeadWestvaco Corp.	1,974,093
13,835		Potlatch Corp.	699,774
17,286		Wausau-Mosinee Paper Corp.	308,728
57,050		Weyerhaeuser Co.	3,834,901
			7,999,796
		Gas: 0.4%
8,500		Atmos Energy Corp.	232,475
10,655		Energen Corp.	628,112
64,900		Sempra Energy	2,380,532
15,005		UGI Corp.	613,855
37,055		WGL Holdings, Inc.	1,142,776
			4,997,750
		Hand/Machine Tools: 0.2%
23,400	L	Black & Decker Corp.	2,066,922
			2,066,922
		Healthcare-Products: 2.2%
64,400		Becton Dickinson & Co.	3,657,920
2,795		Cooper Cos., Inc.	197,299
38,350	@	Cytyc Corp.	1,057,310
8,700		Dentsply Intl., Inc.	488,940
8,180	@	Haemonetics Corp.	296,198
2,960	@,L	Idexx Laboratories, Inc.	161,586
14,775	@	Immucor, Inc.	347,360
2,100		Invacare Corp.	97,146
272,000		Johnson & Johnson	17,250,239
68,200		Medtronic, Inc.	3,387,494
15,020	@	Patterson Cos., Inc.	651,718
2,880	@,L	ResMed, Inc.	147,168
8,280	@	Respironics, Inc.	450,101
10,964	@	Sola Intl., Inc.	301,949
10,600	@	Sybron Dental Specialties, Inc.	375,028
34,415	@	Varian Medical Systems, Inc.	1,488,105
5,450		Vital Signs, Inc.	212,114
			30,567,675
		Healthcare-Services: 1.9%
34,450		Aetna, Inc.	4,297,638
6,100	@,L	Amedisys, Inc.	197,579
6,135	@	AMERIGROUP Corp.	464,174
12,370	@	Centene Corp.	350,690
23,375	@	Covance, Inc.	905,781
25,725	@,L	Coventry Health Care, Inc.	1,365,483
48,500	@	Humana, Inc.	1,439,965
29,625	@	Lincare Holdings, Inc.	1,263,506
25,305	@,L	PacifiCare Health Systems, Inc.	1,430,239
7,385	@	RehabCare Group, Inc.	206,706
7,190	@	Sierra Health Services, Inc.	396,241
90,650		UnitedHealth Group, Inc.	7,979,919
49,450	@	WellPoint Inc	5,686,750
			25,984,671
		Home Builders: 0.1%
4,200	L	DR Horton, Inc.	169,302
17,230	L	Lennar Corp.	976,596
1,090	@	NVR, Inc.	838,646
			1,984,544
		Home Furnishings: 0.2%
3,575		Ethan Allen Interiors, Inc.	143,072
15,306		Fedders Corp.	55,408
14,660		Harman Intl. Industries, Inc.	1,861,819
			2,060,299
		Household Products/ Wares: 0.3%
28,025		American Greetings Corp.	710,434
7,323	L	lyth, Inc.	216,468
24,800		Church & Dwight, Inc.	833,776
43,900		Clorox Co.	2,587,026
6,145	@	Fossil, Inc.	157,558
			4,505,262
		Housewares: 0.0%
5,655		Toro Co.	460,034
			460,034
		Insurance: 3.9%
27,700		American Financial Group, Inc.	867,287
146,100		American Intl. Group, Inc.	9,594,386
17,325		AmerUs Group Co.	784,823
49,150		Chubb Corp.	3,779,635
40,550	L	CIGNA Corp.	3,307,664
8,570		Delphi Financial Group, Inc.	395,506
15,440	@@	Everest Re Group Ltd.	1,382,806
19,150		Fidelity National Financial, Inc.	874,581
29,375		First American Corp.	1,032,238
66,600		Hartford Financial Services Group, Inc.	4,616,045
5,750	L	LandAmerica Financial Group, Inc.	310,098
47,500		Lincoln National Corp.	2,217,300
49,495		Loews Corp.	3,479,499
131,800		MetLife, Inc.	5,339,217
27,500		MGIC Investment Corp.	1,895,025
31,750	@,L	Ohio Casualty Corp.	736,918
5,730	@	Philadelphia Consolidated Holding Co.	378,982
8,650	@	ProAssurance Corp.	338,302
96,550	S	Prudential Financial, Inc.	5,306,387
25,350		Radian Group, Inc.	1,349,634
37,200		Safeco Corp.	1,943,328
8,110		Selective Insurance Group, Inc.	358,786
10,825	L	StanCorp Financial Group, Inc.	893,063
6,450		Stewart Information Services Corp.	268,643
12,110		UICI	410,529
25,525		W.R. Berkley Corp.	1,204,014
6,560	L	Zenith National Insurance Corp.	326,950
			53,391,646

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Internet: 1.0%
38,050	@,L	eBay, Inc.	$4,424,454
42,700	@,L	McAfee, Inc.	1,235,311
29,965	@	RSA Security, Inc.	601,098
152,750	@,L	Symantec Corp.	3,934,840
16,350	@	Verity, Inc.	214,512
7,100	@	Websense, Inc.	360,112
78,650	@	Yahoo!, Inc.	2,963,532
			13,733,859
		Iron/Steel: 0.0%
2,050	L	Carpenter Technology Corp.	119,843
			119,843
		Leisure Time: 0.2%
8,550		Arctic Cat, Inc.	226,746
34,750	L	Carnival Corp.	2,002,642
11,850	L	Nautilus Group, Inc.	286,415
3,680		Polaris Industries, Inc.	250,314
			2,766,117
		Lodging: 0.5%
28,175	L	Boyd Gaming Corp.	1,173,489
33,420	@	Caesars Entertainment, Inc.	673,079
7,550	@,L	Mandalay Resort Group	531,747
60,150		Marriott Intl., Inc.	3,788,246
			6,166,561
		Machinery-Construction and Mining: 0.0%
8,215	@	Astec Industries, Inc.	141,380
			141,380
		Machinery-Diversified: 0.3%
10,425		Applied Industrial Technologies, Inc.	285,645
4,255		Cognex Corp.	118,715
12,550		Cummins, Inc.	1,051,564
8,600	@	Gerber Scientific, Inc.	65,446
24,575		Graco, Inc.	917,876
4,685		IDEX Corp.	189,743
21,802	@	Zebra Technologies Corp.	1,227,016
			3,856,005
		Media: 1.6%
125,900	@	Comcast Corp.	4,189,952
45,050		McGraw-Hill Cos., Inc.	4,123,877
11,350		Meredith Corp.	615,170
200		News Corp.	3,732
6,045		Thomas Nelson, Inc.	136,617
249,050	@	Time Warner, Inc.	4,841,531
95,750		Viacom, Inc.	3,484,343
117,650		Walt Disney Co.	3,270,670
1,030		Washington Post Co.	1,012,511
			21,678,403
		Metal Fabricate/Hardware: 0.1%
9,190		Kaydon Corp.	303,454
4,105		Lawson Products, Inc.	207,015
11,020		Mueller Industries, Inc.	354,844
7,250		Precision Castparts Corp.	476,179
8,285		Timken Co.	215,576
7,250	@	Wolverine Tube, Inc.	93,598
			1,650,666
		Mining: 0.2%
26,850	L	Phelps Dodge Corp.	2,656,002
9,225	@	RTI Intl. Metals, Inc.	189,482
			2,845,484
		Miscellaneous Manufacturing: 2.5%
43,450		3M Co.	3,565,942
3,215		AptarGroup, Inc.	169,688
75,600	L	Eastman Kodak Co.	2,438,100
591,550		General Electric Co.	21,591,574
16,075		Lancaster Colony Corp.	689,135
29,850	@	Pentair, Inc.	1,300,266
3,650		Roper Industries, Inc.	221,811
109,950	@@	Tyco Intl. Ltd.	3,929,613
			33,906,129
		Office/Business Equipment: 0.3%
8,000	@,L	Global Imaging Systems, Inc.	316,000
234,050	@	Xerox Corp.	3,981,191
			4,297,191
		Oil and Gas: 4.7%
23,950		Amerada Hess Corp.	1,973,001
82,850		Burlington Resources, Inc.	3,603,975
110,000		ChevronTexaco Corp.	5,776,099
9,700	@	Cimarex Energy Co.	367,630
84,050		ConocoPhillips	7,298,061
96,050		Devon Energy Corp.	3,738,266
478,800		Exxon Mobil Corp.	24,543,287
9,300		Frontier Oil Corp.	247,938
20,929		Murphy Oil Corp.	1,683,738
18,485	@	Newfield Exploration Co.	1,091,539
17,675	L	Noble Energy, Inc.	1,089,841
73,650		Occidental Petroleum Corp.	4,298,214
6,130		Patina Oil & Gas Corp.	229,875
5,950	@	Petroleum Development Corp.	229,492
20,500		Pogo Producing Co.	994,045
9,035	@	Remington Oil & Gas Corp.	246,204
3,100	@,L	Southwestern Energy Co.	157,139
7,050	@,L	Stone Energy Corp.	317,885
15,350	L	Sunoco, Inc.	1,254,249
8,900	@	Swift Energy Co.	257,566
63,250		Valero Energy Corp.	2,871,550
			62,269,594
		Oil and Gas Services: 0.2%
9,050	@	Cal Dive Intl., Inc.	368,788
6,650	@	Hydril Co.	302,642
31,800	@,L	Weatherford Intl. Ltd.	1,631,339
			2,302,769
		Packaging and Containers: 0.1%
28,250		Ball Corp.	1,242,435
10,700		Sonoco Products Co.	317,255
			1,559,690
		Pharmaceuticals: 2.2%
87,850		Abbott Laboratories	4,098,203
17,800		Alpharma, Inc.	301,710
32,350	L	Amerisourcebergen Corp.	1,898,298
47,700		Cardinal Health, Inc.	2,773,755

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Pharmaceuticals (continued)
107,500	@	Caremark Rx, Inc.	$4,238,725
4,805		Medicis Pharmaceutical Corp.	168,704
126,000		Merck & Co., Inc.	4,049,640
6,295		Natures Sunshine Products, Inc.	128,166
5,905	@,L	NBTY, Inc.	141,779
10,140	@	Noven Pharmaceuticals, Inc.	172,988
431,250		Pfizer, Inc.	11,596,312
11,375	@,L	Sepracor, Inc.	675,334
			30,243,614
		Pipelines: 0.2%
50,622		National Fuel Gas Co.	1,434,627
14,950		Questar Corp.	761,852
			2,196,479
		Real Estate Investment Trusts: 0.0%
300		Essex Property Trust, Inc.	25,140
9,230		New Century Financial Corp.	589,889
			615,029
		Retail: 4.7%
26,675	L	Abercrombie & Fitch Co.	1,252,391
23,710	L	American Eagle Outfitters, Inc.	1,116,741
29,440	@,L	Barnes & Noble, Inc.	950,029
27,550	@	BJ’s Wholesale Club, Inc.	802,532
8,950		Cato Corp.	257,939
9,750	@	CEC Entertainment, Inc.	389,708
39,110		Claire’s Stores, Inc.	831,088
98,900	L	Costco Wholesale Corp.	4,787,748
15,700	@	GameStop Corp	351,837
242,450		Home Depot, Inc.	10,362,312
9,095	@	J. Jill Group, Inc.	135,425
76,350		J.C. Penney Co., Inc. Holding Co.	3,160,890
10,340	@,L	Jack in The Box, Inc.	381,236
115,750	@,L	Limited Brands, Inc.	2,664,565
191,250		McDonald’s Corp.	6,131,474
39,765		Michaels Stores, Inc.	1,191,757
16,305	L	PETsMART, Inc.	579,317
2,250	@,L	PF Chang’s China Bistro, Inc.	126,788
5,220	@	Sonic Corp.	159,210
118,300		Staples, Inc.	3,987,893
77,200	@	Starbucks Corp.	4,814,191
16,365	@	Stein Mart, Inc.	279,187
51,800		Target Corp.	2,689,974
11,800	@	Too, Inc.	288,628
53,850	@	Toys R US, Inc.	1,102,310
24,675	@,L	Urban Outfitters, Inc.	1,095,570
236,500		Wal-Mart Stores, Inc.	12,491,929
12,675	@,L	Williams-Sonoma, Inc.	444,132
4,355	@,L	Zale Corp.	130,084
			62,956,885
		Savings and Loans: 0.0%
9,844	@	BankUnited Financial Corp.	314,515
10,650	@	Waypoint Financial Corp.	301,928
			616,443
		Semiconductors: 0.9%
25,400	@,L	Cree, Inc.	1,018,032
11,255	@	DSP Group, Inc.	251,324
353,200		Intel Corp.	8,261,348
23,160		Microchip Technology, Inc.	617,446
99,400		Texas Instruments, Inc.	2,447,228
1,000	@,L	Varian Semiconductor Equipment Associates, Inc.	36,850
			12,632,228
		Software: 2.7%
17,849	@,L	Advent Software, Inc.	365,548
10,100	@	Ansys, Inc.	323,806
62,000		Autodesk, Inc.	2,352,899
3,055	@,L	Avid Technology, Inc.	188,646
61,150	@	BMC Software, Inc.	1,137,390
3,250	@,L	Cerner Corp.	172,803
114,300	@	Compuware Corp.	739,521
9,187	@,L	CSG Systems Intl., Inc.	171,797
10,100	@	Digi Intl., Inc.	173,619
20,550	@	Dun & Bradstreet Corp.	1,225,808
14,350	@	eFunds Corp.	344,544
25,600	L	Fair Isaac Corp.	939,008
12,455	@	FileNet Corp.	320,841
3,315	@,L	Hyperion Solutions Corp.	154,545
8,205	@	MapInfo Corp.	98,296
608,050		Microsoft Corp.	16,241,015
644,650	@	Oracle Corp.	8,844,597
63,000	@,L	Parametric Technology Corp.	371,070
11,700	@	Phoenix Technologies Ltd.	96,642
12,350	@	Progress Software Corp.	288,373
30,625		SEI Investments Co.	1,284,106
42,700	@	Sybase, Inc.	851,865
43,550	@,L	Wind River Systems, Inc.	590,103
			37,276,842
		Telecommunications: 2.6%
39,335	@	Adaptec, Inc.	298,553
119,200		Alltel Corp.	7,004,192
3,200	@,L	Anixter Intl., Inc.	115,168
369,950	@	Cisco Systems, Inc.	7,140,035
3,545	@	Commonwealth Telephone Enterprises, Inc.	176,045
30,665	@	Commscope, Inc.	579,569
18,660		Harris Corp.	1,153,001
137,800		Motorola, Inc.	2,370,160
37,195	@,L	Polycom, Inc.	867,387
88,950		QUALCOMM, Inc.	3,771,480
7,550	L	Telephone & Data Systems, Inc.	580,973
265,150		Verizon Communications, Inc.	10,741,226
			34,797,789
		Textiles: 0.1%
7,000		G&K Services, Inc.	303,940
7,100	@,L	Mohawk Industries, Inc.	647,875
			951,815
		Toys/Games/Hobbies: 0.0%
5,780	@	Department 56, Inc.	96,237
11,900	@,L	Jakks Pacific, Inc.	263,109
			359,346

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Transportation: 1.4%
9,500		C.H. Robinson Worldwide, Inc.	$527,440
18,795		CNF, Inc.	941,630
11,850	@,L	EGL, Inc.	354,197
11,810		Expeditors Intl. Washington, Inc.	659,943
54,750		FedEx Corp.	5,392,328
6,850	@	Forward Air Corp.	306,195
6,475		Heartland Express, Inc.	145,493
6,985	@	Landstar System, Inc.	514,375
102,500		Norfolk Southern Corp.	3,709,475
7,715	@	Offshore Logistics, Inc.	250,506
14,580		Overseas Shipholding Group, Inc.	804,816
63,950		United Parcel Service, Inc.	5,465,166
4,220	@,L	Yellow Roadway Corp.	235,096
			19,306,660
		Total Common Stock (Cost $721,738,611)	808,703,336
PREFERRED STOCK: 0.2%
		Banks: 0.2%
191	@,#,XX	DG Funding Trust	2,049,073
			2,049,073
		Electric: 0.0%
19,650	@,S	TECO Energy, Inc.	507,830
			507,830
		Total Preferred Stock (Cost $2,573,045)	2,556,903
WARRANTS: 0.0%
		Distribution/Wholesale: 0.0%
2,978	@,XX	Timco Aviation Services	30
			30
		Telecommunications: 0.0%
11,283	@	Lucent Technologies, Inc.	17,827
			17,827
		Total Warrants (Cost $-)	17,857

Principal Amount			Value

CORPORATE BONDS/NOTES: 10.3%
		Airlines: 0.1%
$421,000	S	American Airlines, Inc., 7.250%, due 02/05/09	412,580
1,803,000		American Airlines, Inc., 7.324%, due 10/15/09	1,532,930
			1,945,510
		Auto Manufacturers: 0.2%
461,000		Ford Motor Co., 6.625%, due 10/01/28	431,233
1,377,000	L	Ford Motor Co., 7.450%, due 07/16/31	1,388,904
1,442,000	L	General Motors Corp., 8.375%, due 07/15/33	1,498,169
			3,318,306
		Banks: 2.5%
630,000	@@	Australia & New Zealand Banking Group Ltd., 2.405%, due 10/29/49	550,313
912,000		Banco Bradesco SA/ Cayman Islands, 8.750%, due 10/24/13	998,640
903,000		Banco Santander Chile/Pre-merger with Banco Santiago SA, 2.800%, due 12/09/09	905,194
1,331,000	@@	Banco Santander Santiago Chile SA, 7.375%, due 07/18/12	1,531,308
920,000	@@	Bank of Ireland, 2.770%, due 12/29/49	800,406
470,000	@@	Bank of Nova Scotia, 2.115%, due 08/31/85	392,818
953,000		BankAmerica Capital II, 8.000%, due 12/15/26	1,047,720
815,000	@@,#	Danske Bank A/S, 5.914%, due 12/29/49	864,527
1,000,000	@@	Den Norske Bank ASA, 2.115%, due 08/29/49	833,750
539,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	668,267
1,000		Fleet Capital Trust II, 7.920%, due 12/11/26	1,085
854,000	@@,#	HBOS Capital Funding LP, 6.071%, due 06/30/49	916,942
3,010,000	@@,C,L	HSBC Bank PLC, 2.839%, due 06/29/49	2,616,920
1,570,000	@@	Lloyds TSB Bank PLC, 2.090%, due 08/29/49	1,346,773
1,510,000	@@	Lloyds TSB Bank PLC, 2.938%, due 06/29/49	1,346,724
1,356,000		M&T Bank Corp., 3.850%, due 04/01/13	1,342,832
955,000		Mellon Capital I, 7.720%, due 12/01/26	1,037,134
970,000	@@	National Australia Bank Ltd., 2.361%, due 10/29/49	847,388
1,690,000	@@	National Westminster Bank PLC, 2.563%, due 11/29/49	1,442,538
1,098,000	#	Rabobank Capital Funding II, 5.260%, due 12/29/49	1,119,193
2,074,000		Rabobank Capital Funding Trust, 5.254%, due 12/29/49	2,067,218
1,540,000	@@	Royal Bank of Canada, 2.750%, due 06/29/85	1,316,628
690,000	@@	Royal Bank of Scotland Group PLC, 2.938%, due 12/29/49	609,429
420,000	@@,C	Societe Generale, 2.705%, due 11/29/49	361,593
3,180,000	@@,C	Standard Chartered PLC, 2.813%, due 11/29/49	2,535,306

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		Banks (continued)
$2,460,000	@@,C	Standard Chartered PLC, 2.838%, due 12/29/49	$1,980,300
989,000		U.S. Bankcorp, 8.090%, due 11/15/26	1,079,405
912,000		Wells Fargo Capital I, 7.960%, due 12/15/26	993,248
570,000	@@	Westpac Banking Corp., 2.338%, due 09/29/49	494,448
2,954,000	#	Westpac Capital Trust IV, 5.256%, due 12/29/49	2,931,752
			34,979,799
		Beverages: 0.4%
2,733,000	@@,#	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	3,197,610
201,000	@@	Cia Brasileira de Bebidas, 10.500%, due 12/15/11	253,260
1,523,000	#	Miller Brewing Co., 4.250%, due 08/15/08	1,538,122
			4,988,992
		Chemicals: 0.1%
424,000		Dow Chemical Co., 5.750%, due 11/15/09	454,029
381,000	@@,#	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	404,072
			858,101
		Distribution/Wholesale: 0.0%
3,104	X	Timco Aviation Services, 8.000%, due 01/02/07	—
			—
		Diversified Financial Services: 1.9%
418,000	@@,#,I,XX,L	Alpine III, 2.840%, due 08/16/14	418,749
418,000	@@,#,I,XX	Alpine III, 3.240%, due 08/16/14	418,644
222,000	@@,#,I,XX	Alpine III, 5.040%, due 08/16/14	222,286
645,000	@@,#,I,XX	Alpine III, 8.290%, due 08/16/14	646,034
446,190	@@,#	Arcel Finance Ltd., 5.984%, due 02/01/09	461,247
858,000	@@,#	Arcel Finance Ltd., 6.361%, due 05/01/12	869,843
855,000	@@,#	Arcel Finance Ltd., 7.048%, due 09/01/11	878,052
2,061,000	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	2,050,694
10,060		Canwest Media, Inc., 8.000%, due 09/15/12	10,840
963,000		Citigroup Capital II, 7.750%, due 12/01/36	1,048,166
1,014,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	1,108,794
1,298,000	#	Farmers Exchange Capital, 7.200%, due 07/15/48	1,324,979
520,000	@@	Financiere CSFB NV, 2.125%, due 03/29/49	433,681
1,353,000	L	Ford Motor Credit Co., 5.700%, due 01/15/10	1,366,794
469,000	L	Ford Motor Credit Co., 7.000%, due 10/01/13	498,017
2,052,000	#	HVB Funding Trust III, 9.000%, due 10/22/31	2,718,441
232,000		JPM Capital Trust I, 7.540%, due 01/15/27	250,089
1,054,000		JPM Capital Trust II, 7.950%, due 02/01/27	1,153,165
2,489,000	#	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	2,478,018
1,548,000		Mantis Reef Ltd., 4.799%, due 11/03/09	1,546,382
1,214,760	@@,#	PF Export Receivables Master Trust, 3.748%, due 06/01/13	1,179,502
1,847,055	@@,#	PF Export Receivables Master Trust, 6.436%, due 06/01/15	1,836,960
1,100,000		Twin Reefs Pass-Through Trust, 3.370%, due 12/10/49	1,106,259
1,264,000	@@	UFJ Finance Aruba AEC, 8.750%, due 11/29/49	1,412,442
15,000		Universal City Development Partners, 11.750%, due 04/01/10	17,794
			25,455,872
		Electric: 1.4%
2,849,000	@@,#,L	AES Gener SA, 7.500%, due 03/25/14	3,005,695
1,440,380	#,S	Allegheny Energy Supply Statutory Trust 2001, 10.250%, due 11/15/07	1,642,033
151,947	#,S	Allegheny Energy Supply Statutory Trust 2001, 13.000%, due 11/15/07	166,382
1,750,949		CE Generation LLC, 7.416%, due 12/15/18	1,891,572
1,543,000	S	Consumers Energy Co., 4.250%, due 04/15/08	1,559,294
408,000	@@,L	Empresa Nacional de Electricidad SA/Chile, 7.750%, due 07/15/08	450,704
912,000		FirstEnergy Corp., 6.450%, due 11/15/11	992,242
912,000		FirstEnergy Corp., 7.375%, due 11/15/31	1,044,759
749,000		Juniper Generation LLC, 6.790%, due 12/31/14	750,329
1,332,000		Monongahela Power Co., 7.360%, due 01/15/10	1,474,068
2,013,000		Ohio Power Co., 6.375%, due 07/15/33	2,122,586
337,150	#,S	Power Contract Financing LLC, 5.200%, due 02/01/06	340,370
899,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	941,922

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		Electric (continued)
$312,538		PPL Montana LLC, 8.903%, due 07/02/20	$353,363
598,420	#	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	629,840
1,252,000		TXU Corp, 4.446%, due 11/16/06	1,265,140
1,000	#	TXU Energy Co. LLC, 2.838%, due 01/17/06	1,003
			18,631,302
		Food: 0.4%
662,000		Kroger Co., 7.250%, due 06/01/09	742,215
1,242,000	S	Safeway, Inc., 4.800%, due 07/16/07	1,272,168
839,000		SUPERVALU, Inc., 7.875%, due 08/01/09	963,070
1,687,000		Tyson Foods, Inc., 7.250%, due 10/01/06	1,789,313
			4,766,766
		Gas: 0.1%
1,289,000	#,S	Williams Gas Pipelines Central, Inc., 7.375%, due 11/15/06	1,372,785
			1,372,785
		Healthcare-Services: 0.1%
966,000		HCA, Inc., 5.500%, due 12/01/09	967,343
			967,343
		Home Builders: 0.0%
50,000		Technical Olympic USA, Inc., 9.000%, due 07/01/10	53,750
			53,750
		Insurance: 0.5%
340,000	#	Farmers Insurance Exchange, 6.000%, due 08/01/14	345,425
447,000	#	Farmers Insurance Exchange, 8.625%, due 05/01/24	528,599
1,016,000	#,S	Monumental Global Funding II, 3.850%, due 03/03/08	1,019,399
1,533,000		North Front Pass-Through Trust, 5.810%, due 12/15/24	1,563,539
1,043,000		Prudential Financial, Inc., 4.104%, due 11/15/06	1,054,893
1,647,000	#	Zurich Capital Trust I, 8.376%, due 06/01/37	1,854,775
			6,366,630
		Media: 0.2%
1,459,000		Clear Channel Communications, Inc., 3.125%, due 02/01/07	1,437,839
930,000		COX Communications, Inc., 6.850%, due 01/15/18	992,476
193,000	L	Rogers Cable, Inc., 6.750%, due 03/15/15	198,308
			2,628,623
		Mining: 0.2%
900,000	@@,#	Corp Nacional del Cobre de Chile, 5.500%, due 10/15/13	938,924
373,000		Vale Overseas Ltd., 8.250%, due 01/17/34	394,448
878,000		WMC Finance USA, 5.125%, due 05/15/13	876,939
			2,210,311
		Multi-National: 0.2%
2,439,000	@@	Corp Andina de Fomento CAF, 6.875%, due 03/15/12	2,745,655
			2,745,655
		Oil and Gas: 0.8%
1,057,000	L	Amerada Hess Corp., 6.650%, due 08/15/11	1,163,923
1,284,000	@@,#	Empresa Nacional de Petroleo, 4.875%, due 03/15/14	1,256,738
20,000		Energy Partners Ltd., 8.750%, due 08/01/10	21,900
1,561,000	@@,#	Gazprom Intl. SA, 7.201%, due 02/01/20	1,654,660
992,000		Husky Energy, Inc., 6.150%, due 06/15/19	1,061,594
1,940,000	#	Pemex Project Funding Master Trust, 3.790%, due 06/15/10	1,995,289
306,000		Pemex Project Funding Master Trust, 7.375%, due 12/15/14	340,884
691,000	@@	Petroleos Mexicanos, 9.250%, due 03/30/18	858,568
1,344,000	L	Tengizchevroil Finance Co S.ar.1, 6.124%, due 11/15/14	1,354,080
782,000	L	Valero Energy Corp., 8.750%, due 06/15/30	1,049,905
			10,757,541
		Packaging and Containers: 0.0%
596,000	#,S	Sealed Air Corp., 5.375%, due 04/15/08	619,714
			619,714
		Real Estate: 0.2%
1,331,000	S	EOP Operating LP, 7.750%, due 11/15/07	1,469,930
199,000		Liberty Property LP, 6.375%, due 08/15/12	216,129
146,000		Liberty Property LP, 6.950%, due 12/01/06	155,800
1,192,000		Liberty Property LP, 7.750%, due 04/15/09	1,339,925
			3,181,784

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		Real Estate Investment Trusts: 0.4%
$1,925,000		Rouse Co., 7.200%, due 09/15/12	$2,084,466
960,000		Rouse Co., 8.000%, due 04/30/09	1,057,375
1,014,000	S	Simon Property Group LP, 4.875%, due 03/18/10	1,034,234
1,776,000		Simon Property Group LP, 6.375%, due 11/15/07	1,896,043
			6,072,118
		Retail: 0.1%
40,000		Dollar General Corp., 8.625%, due 06/15/10	46,700
1,399,000		May Department Stores Co., 3.950%, due 07/15/07	1,402,200
			1,448,900
		Savings and Loans: 0.1%
914,000		Great Western Financial, 8.206%, due 02/01/27	998,831
			998,831
		Telecommunications: 0.3%
930,000		AT&T Corp., 9.750%, due 11/15/31	1,114,838
1,236,000	S	BellSouth Corp., 4.200%, due 09/15/09	1,240,536
800,000	+	Sprint Capital Corp., 4.780%, due 08/17/06	815,650
264,000	L,S	Sprint Capital Corp., 8.375%, due 03/15/12	322,040
1,014,000	L	Verizon Virginia, Inc., 4.625%, due 03/15/13	990,485
			4,483,549
		Transportation: 0.1%
830,000	#,L	MISC Capital Ltd., 5.000%, due 07/01/09	857,110
			857,110
		Total Corporate Bonds/Notes (Cost $137,692,953)	139,709,292
U.S. GOVERNMENT AGENCY OBLIGATIONS: 11.5%
		Federal Home Loan Bank: 0.4%
5,235,000	L	3.250%, due 12/17/07	5,205,014
			5,205,014
		Federal Home Loan Mortgage Corporation: 2.2%
10,503,000		2.700%, due 03/16/07	10,376,406
7,355,164		3.053%, due 04/15/32	7,411,299
510		5.500%, due 05/01/23	522
1,977,000	L	5.875%, due 03/21/11	2,137,256
3,307,239		6.000%, due 01/15/29	3,460,638
3,773,187		6.000%, due 01/15/29	3,941,480
2,276,000		6.000%, due 01/15/29	2,383,101
654,477		6.500%, due 11/01/28	688,267
			30,398,969
		Federal National Mortgage Association: 8.4%
760,164		2.490%, due 04/25/35	759,480
2,490,961		2.668%, due 08/25/33	2,502,537
173,735		2.859%, due 12/26/29	173,597
5,345,000		2.875%, due 05/19/08	5,223,567
2,403,000		4.750%, due 12/25/42	2,421,870
41,778,000		5.000%, due 01/15/34	41,451,631
2,336,000		5.000%, due 01/15/20	2,373,231
2,705,000		5.250%, due 08/01/12	2,811,163
13,743,000		5.500%, due 01/01/33	13,953,434
4,184,980		5.500%, due 01/15/20	4,324,917
2,386,841		6.000%, due 04/25/31	2,502,169
6,645,000		6.000%, due 01/15/34	6,871,343
142,561		6.000%, due 06/01/16	149,524
127,474		6.000%, due 07/01/16	133,700
682,453		6.000%, due 07/01/16	715,786
104,176		6.000%, due 08/01/16	109,265
150,898		6.000%, due 08/01/16	158,268
111,660		6.000%, due 10/01/16	117,114
120,216		6.000%, due 10/01/16	126,088
2,327		6.000%, due 10/01/16	2,441
1,006,002		6.000%, due 03/01/17	1,055,080
150,662		6.000%, due 04/01/17	158,012
98,955		6.000%, due 04/01/17	103,783
178,796		6.000%, due 04/01/17	187,519
511,245		6.000%, due 06/01/17	536,186
109,406		6.000%, due 09/01/17	114,743
115,179		6.000%, due 10/01/17	120,798
541,917		6.000%, due 11/01/17	568,386
576,342		6.000%, due 12/01/17	604,459
584,390		6.000%, due 12/01/18	612,871
3,961,001		6.000%, due 07/25/29	4,142,791
1,683,078		6.000%, due 07/25/29	1,760,810
4,048,414		6.500%, due 04/01/30	4,253,868
3,814,000		6.500%, due 01/15/35	3,999,933
2,320,000		6.625%, due 11/15/10	2,625,085
200,689		7.000%, due 01/01/30	212,982
1,003		7.000%, due 01/01/30	1,063
320,190		7.000%, due 03/01/30	339,804
247,819		7.000%, due 01/01/31	262,869
1,978,600		7.000%, due 06/01/31	2,101,023
450,965		7.000%, due 08/01/31	478,208
12,526		7.000%, due 10/01/31	13,283
63,980		7.000%, due 01/01/32	67,845
49,730		7.000%, due 01/01/32	52,734
16,761		7.000%, due 04/01/32	17,773
30,950		7.000%, due 05/01/32	32,819
60,938		7.000%, due 07/01/32	64,618
57,576		7.000%, due 06/01/29	61,177
12,590		7.000%, due 06/01/29	13,361
134,932		7.000%, due 06/01/29	143,197
1,352		7.000%, due 08/01/29	1,435
11,571		7.000%, due 10/01/29	12,280
324,834		7.000%, due 11/01/29	344,733
85,240		7.500%, due 10/01/30	91,361
163,524		7.500%, due 10/01/30	175,266
74,545		7.500%, due 11/01/30	79,898
104,265		7.500%, due 11/01/30	111,752
1,039,225		7.500%, due 06/25/32	1,113,474
1,333,596		7.500%, due 01/25/48	1,425,615
			114,944,019

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		Government National Mortgage Association: 0.5%
$267,094		3.375%, due 04/20/28	$272,244
73,843		4.000%, due 12/20/29	74,689
341,709		6.500%, due 10/15/31	360,129
947,980		7.000%, due 09/15/24	1,013,101
439,406		7.000%, due 10/15/24	469,542
993,900		7.000%, due 10/15/24	1,062,066
252,660		7.000%, due 11/15/24	270,024
2,412,930		7.500%, due 12/15/23	2,610,525
			6,132,320
		Total U.S. Government Agency Obligations (Cost $156,015,807)	156,680,322
U.S. TREASURY OBLIGATIONS: 6.0%
		U.S. Treasury Bonds: 4.1%
16,854,000	W,L	4.250%, due 11/15/14	16,903,382
24,786,000	L,S	5.375%, due 02/15/31	26,809,554
4,045,000	S	10.375%, due 11/15/12	4,823,982
4,860,000	L,S	13.250%, due 05/15/14	6,754,642
			55,291,560
		U.S. Treasury Notes: 1.6%
1,292,000		1.125%, due 06/30/05	1,283,723
7,048,000	L,S	3.000%, due 11/15/07	7,024,493
14,086,000	L,S	3.500%, due 12/15/09	14,022,177
			22,330,393
		U.S. Treasury STRIP: 0.3%
6,372,000	S	4.690%, due 05/15/16	3,783,031
			3,783,031
		Total U.S. Treasury Obligations (Cost $81,711,818)	81,404,984
ASSET-BACKED SECURITIES: 2.8%
		Automobile Asset-Backed Securities: 0.3%
300,000		Capital Auto Receivables Asset Trust, 2.750%, due 04/16/07	299,155
500,000		Household Automotive Trust, 2.310%, due 04/17/08	496,703
1,400,000		Nissan Auto Receivables Owner Trust, 2.050%, due 03/16/09	1,365,966
1,590,000		Nissan Auto Receivables Owner Trust, 2.610%, due 07/15/08	1,575,196
			3,737,020
		Credit Card Asset-Backed Securities: 0.2%
285,000		Citibank Credit Card Issuance Trust, 3.100%, due 03/10/10	280,108
775,000		Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	801,361
1,270,000		Fleet Credit Card Master Trust II, 2.400%, due 07/15/08	1,261,491
			2,342,960
		Home Equity Asset-Backed Securities: 1.6%
658,844		Argent Securities, Inc., 2.740%, due 03/25/34	658,559
773,718		Asset Backed Funding Certificates, 2.698%, due 11/25/33	774,056
2,475,732	XX	Bayview Financial Acquisition Trust, 2.918%, due 09/28/43	2,481,147
127,173		Equity One ABS, Inc., 2.976%, due 09/25/33	127,041
642,588		GMAC Mortgage Corp Loan Trust, 2.360%, due 12/25/20	642,492
4,664,000	XX	GSAA Trust, 5.242%, due 05/25/35	4,674,731
1,654,100		Merrill Lynch Mortgage Investors, Inc., 2.778%, due 07/25/34	1,655,984
2,474,107		New Century Home Equity Loan Trust, 2.668%, due 04/25/34	2,475,699
613,052		Residential Asset Mortgage Products, Inc., 2.728%, due 06/25/33	613,036
4,614,712		Residential Asset Securities Corp., 2.728%, due 12/25/33	4,624,736
940,000		Residential Funding Mortgage Securities II, 3.450%, due 01/25/16	939,843
2,625,000		Saxon Asset Securities Trust, 3.960%, due 06/25/33	2,634,385
			22,301,709
		Other Asset-Backed Securities: 0.7%
528,762	XX	Amortizing Residential Collateral Trust, 2.918%, due 05/25/32	528,431
799,407		Chase Funding Mortgage Loan Asset-Backed Certificates, 2.718%, due 07/25/33	800,400
1,841,000		First Horizon Asset Back Trust, 2.420%, due 10/25/34	1,842,151
5,290,000		PP&L Transition Bond Co LLC, 7.050%, due 06/25/09	5,631,561
1,190,000		Residential Asset Mortgage Products, Inc., 2.140%, due 02/25/30	1,182,578
			9,985,121
		Total Asset-Backed Securities (Cost $42,767,771)	38,366,810

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS: 10.0%
		Commercial Mortgage- Backed Securities: 2.2%
$1,412,000	L	Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	$1,421,754
2,060,000		Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	2,331,238
2,187,000		COMM, 3.600%, due 03/10/39	2,155,314
1,284,040		CS First Boston Mortgage Securities Corp, 3.727%, due 03/15/35	1,264,685
1,600,000	C	DLJ Commercial Mortgage Corp., 6.460%, due 03/10/32	1,736,540
1,633,876		Ge Capital Commercial Mortgage Corp, 3.752%, due 07/10/39	1,631,209
1,000,000		JP Morgan Chase Commercial Mortgage Securities Corp, 4.262%, due 08/12/40	1,010,001
4,341,575		JP Morgan Chase Commercial Mortgage Securities Corp, 4.275%, due 01/12/37	4,363,930
3,120,000		JP Morgan Chase Commercial Mortgage Securities Corp, 6.244%, due 04/15/35	3,339,374
3,150,000		LB-UBS Commercial Mortgage Trust, 6.226%, due 03/15/26	3,413,836
3,000,000	L	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	3,429,634
3,148,214		Mortgage Capital Funding Inc, 6.663%, due 03/18/30	3,369,339
188,966		Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	186,032
600,000		Prudential Securities Secured Financing Corp, 6.649%, due 07/15/08	652,252
			30,305,138
		Whole Loan Collateral PAC: 0.4%
2,158,919		GSR Mortgage Loan Trust, 2.818%, due 10/25/32	2,159,625
807,332		MASTR Alternative Loans Trust, 2.818%, due 11/25/33	807,617
1,817,513		MASTR Alternative Loans Trust, 8.500%, due 05/25/33	1,848,017
714,144		Washington Mutual, 2.818%, due 03/25/34	715,740
			5,530,999
		Whole Loan Collaterallized Mortgage Obligations: 7.3%
3,935,286		Banc of America Funding Corp., 5.750%, due 09/20/34	4,003,858
290,316		Bank of America Alternative Loan Trust, 2.868%, due 12/25/33	290,796
4,775,304		Bank of America Mortgage Securities, 2.868%, due 12/25/33	4,782,496
2,121,095		Bank of America Mortgage Securities, 5.000%, due 06/25/33	2,133,370
2,164,759		Bank of America Mortgage Securities, 5.000%, due 12/25/18	2,185,054
1,286,042		Bank of America Mortgage Securities, 5.250%, due 11/25/19	1,310,089
759,742		Bear Stearns Alt-A Trust, 2.738%, due 07/25/34	759,612
1,964,789		Citicorp Mortgage Securities, Inc., 2.918%, due 10/25/33	1,961,677
1,271,748		Countrywide Alternative Loan Trust, 2.530%, due 09/25/34	1,272,146
991,000		Countrywide Alternative Loan Trust, 2.720%, due 02/25/35	991,000
1,138,856		Countrywide Alternative Loan Trust, 2.818%, due 07/25/18	1,141,169
2,049,608		Countrywide Alternative Loan Trust, 5.000%, due 10/25/18	2,068,823
542,565		Countrywide Alternative Loan Trust, 5.000%, due 08/25/19	547,494
2,228,213		Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18	2,249,103
1,990,000	XX	Countrywide Home Loan Mortgage Pass Through Trust, 6.000%, due 11/25/34	2,084,360
5,530,000		CS First Boston Mortgage Securities Corp., 4.140%, due 10/25/33	5,533,729
5,913,387		First Horizon Alternative Mortgage Securities, 4.835%, due 06/25/34	5,927,719
639,964	C	First Horizon Alternative Mortgage Securities, 5.362%, due 09/25/34	648,871
2,354,654		GMAC Mortgage Corp Loan Trust, 5.250%, due 04/25/34	2,373,024
4,000,000		GMAC Mortgage Corp. Loan Trust, 5.500%, due 01/25/34	4,094,306

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		Whole Loan Collaterallized Mortgage Obligations (continued)
$528,143		GSR Mortgage Loan Trust, 4.500%, due 08/25/19	$532,237
467,011		GSR Mortgage Loan Trust, 6.500%, due 01/25/34	486,713
1,016,000		Harborview Mortgage Loan Trust, 2.770%, due 01/19/35	1,016,000
1,947,299		Homebanc Mortgage Trust, 2.848%, due 08/25/29	1,945,831
4,169,051		JP Morgan Mortgage Trust, 6.500%, due 11/25/34	4,357,416
3,012,000		MASTR Alternative Loans Trust, 5.500%, due 01/25/20	3,091,065
2,184,000		MASTR Alternative Loans Trust, 5.750%, due 09/25/34	2,252,904
3,812,447		MASTR Alternative Loans Trust, 6.000%, due 09/25/34	3,917,290
964,864		MASTR Alternative Loans Trust, 6.500%, due 05/25/33	986,591
1,628,707		MASTR Asset Securitization Trust, 2.868%, due 11/25/33	1,632,875
1,979,000		MASTR Asset Securitization Trust, 5.500%, due 09/25/34	1,987,927
784,387		MLCC Mortgage Investors, Inc., 2.738%, due 01/25/29	785,395
2,204,421		MLCC Mortgage Investors, Inc., 2.778%, due 04/25/29	2,206,761
2,541,510		Prime Mortgage Trust, 5.250%, due 11/25/19	2,594,578
2,310,149		Residential Accredit Loans, Inc., 2.868%, due 03/25/18	2,315,275
1,819,000	XX	Residential Asset Securitization Trust, 5.500%, due 11/25/34	1,826,815
575,848		Residential Funding Sec I, 2.918%, due 12/25/33	575,967
2,887,000	XX	Residential Funding Sec I, 5.750%, due 09/25/34	2,951,573
648,000		Sequoia Mortgage Trust, 2.683%, due 01/20/35	648,000
4,600,000		Structured Asset Securities Corp., 6.000%, due 03/25/34	4,726,796
1,414,014		Thornburg Mortgage Securities Trust, 2.788%, due 09/25/34	1,417,350
1,081,000		Washington Mutual, 0.000%, due 01/25/35	1,081,000
324,014		Washington Mutual, 2.838%, due 06/25/44	324,202
3,248,692		Washington Mutual, 5.000%, due 06/25/18	3,281,179
2,743,458		Washington Mutual, 6.000%, due 06/25/34	2,818,903
533,699		Wells Fargo Mortgage Backed Securities Trust, 2.918%, due 02/25/34	533,270
2,225,000		Wells Fargo Mortgage Backed Securities Trust, 4.500%, due 08/25/18	2,144,112
			98,796,721
		Whole Loan Collateralized Support CMO: 0.1%
1,166,727		Bank of America Mortgage Securities, 5.500%, due 11/25/33	1,170,509
			1,170,509
		Total Collateralized Mortgage Obligations (Cost $131,081,135)	135,803,367
MUNICIPAL BONDS: 0.1%
		Municipal: 0.1%
510,000		City of New York, 5.000%, due 11/01/08	551,346
510,000		City of New York, 5.000%, due 11/01/11	562,881
510,000		City of New York, 5.000%, due 11/01/15	559,751
		Total Municipal Bonds (Cost $1,675,160)	1,673,978
OTHER BONDS: 0.5%
		Sovereign: 0.5%
486,180	@@	Brazilian Government Intl. Bond, 3.125%, due 04/15/12	466,074
431,000	@@	Brazilian Government Intl. Bond, 12.250%, due 03/06/30	571,075
691,000	@@	Columbia Government Intl. Bond, 10.000%, due 01/23/12	801,560
989,000	@@	Dominican Republic Intl. Bond, 9.040%, due 01/23/13	843,123
1,309,000	@@	Russia Government Intl. Bond, 5.000%, due 03/31/30	1,355,338
558,000	@@	Turkey Government Intl. Bond, 12.375%, due 06/15/09	703,080
443,000	@@	Ukraine Government Intl. Bond, 5.330%, due 08/05/09	470,112
464,000	@@,#,L	Ukraine Government Intl. Bond, 7.650%, due 06/11/13	496,480

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount				Value
		Sovereign (continued)
$823,729	@@,XX,S	Uruguay Government Intl. Bond, 10.500%, due 10/20/06		$967,321
296,000		Venezuela Government Intl. Bond, 8.500%, due 10/08/14		314,500
		Total Other Bonds (Cost $6,398,347)		6,988,663
		Total Long-Term Investments (Cost $1,281,654,647)		1,371,905,512
SHORT-TERM INVESTMENTS: 15.5%
		Commercial Paper: 3.0%
4,200,000		BellSouth Corp., 1.990%, due 01/05/05		4,198,840
8,000,000		Concord Minuteman Cap B, 2.380%, due 01/11/06		8,000,000
1,500,000		Daimler Chrysler, 2.410%, due 01/07/05		1,499,297
2,500,000		Daimler Chrysler, 2.450%, due 01/12/05		2,497,958
6,700,000	S	Daimler Chrysler, 2.490%, due 01/03/05		6,698,610
2,500,000		Daimler Chrysler, 2.580%, due 01/31/05		2,494,467
10,200,000		Guidant Corp., 2.400%, due 01/10/05		10,193,201
2,000,000	S	Kellogg Co., 2.420%, due 01/18/05		1,997,580
3,000,000		Kraft Foods, Inc., 2.450%, due 01/24/05		2,995,100
		Total Commercial Paper (Cost $40,577,029)		40,575,053
		Repurchase Agreement: 1.3%
17,688,000	S

Goldman Sachs Repurchase Agreement dated 12/31/04, 2.230%, due 01/03/05, $17,691,287 to be received upon repurchase (Collateralized by $17,738,000 Federal Home Loan Mortgage Corporation, 5.125%, Market Value plus accrued interest $18,042,229, due 01/28/19)

				17,688,000
		Total Repurchase Agreement (Cost $17,688,000)		17,688,000
		Securities Lending CollateralCC: 11.2%
153,224,000		The Bank of New York Institutional Cash Reserve Fund		153,224,000
		Total Securities Lending Collateral (Cost $153,224,000)		153,224,000
		Total Short-Term Investments (Cost $211,489,029)		211,487,053
		Total Investments In Securities (Cost $1,493,143,676)*	116.3%	$1,583,392,565
		Other Assets and Liabilities-Net	(16.3)	(222,422,414)
		Net Assets	100.0%	$1,360,970,151

@            Non-income producing security

@@        Foreign issuer

STRIP     Separate Trading of Registered Interest and Principal of Securities

+              Step-up basis bonds. Interest rates shown reflect current and future coupon rates.

#              Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C             Bond may be called prior to maturity date.

cc            Securities purchased with cash collateral for securities loaned.

W            When-issued or delayed delivery security.

S              Segregated securities for futures, when-issued or delayed delivery securities held at December 31, 2004.

I               Illiquid security

L              Loaned security, a portion or all of the security is on loan at December 31, 2004.

X             Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

XX          Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund’s valuation procedures.

*              Cost for federal income tax purposes is $1,513,899,647. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$84,697,385
Gross Unrealized Depreciation	(15,204,467)
Net Unrealized Appreciation	$69,492,918

Information concerning open futures contracts at December 31, 2004 is shown below:

Short Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
U.S. 5 Year Treasury Note	209	$(22,892,031)	03/31/2005	$(32,068)

Long Contracts
U.S. Long Bond	120	$998,025	03/31/2005	5,748
MIDCAP 400	3	13,500,000	03/18/2005	104,400
		$14,498,025		$110,148

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP GROWTH AND INCOME PORTFOLIO	AS OF DECEMBER 31, 2004

Shares			Value
COMMON STOCK: 97.1%
		Aerospace/Defense: 1.3%
913,800		Boeing Co.	$47,307,426
			47,307,426
		Agriculture: 3.2%
1,870,600		Altria Group, Inc.	114,293,660
			114,293,660
		Auto Parts and Equipment: 1.1%
596,000		Johnson Controls, Inc.	37,810,240
			37,810,240
		Banks: 5.2%
473,900		City National Corp.	33,481,035
638,333	L	Northern Trust Corp.	31,010,217
1,277,078		U.S. Bancorp	39,998,083
1,300,100		Wells Fargo & Co.	80,801,215
			185,290,550
		Beverages: 1.7%
1,176,800	L	PepsiCo, Inc.	61,428,960
			61,428,960
		Biotechnology: 1.0%
550,900	@	Amgen, Inc.	35,340,235
			35,340,235
		Building Materials: 0.9%
760,100	@	American Standard Cos., Inc.	31,407,332
			31,407,332
		Cosmetics/Personal Care: 1.4%
904,000		Procter & Gamble Co.	49,792,320
			49,792,320
		Diversified Financial Services: 11.9%
483,100	L	Capital One Financial Corp.	40,681,851
2,203,500		Citigroup, Inc.	106,164,631
1,410,206	L	Countrywide Financial Corp.	52,191,724
3,069,400	@	E*TRADE Financial Corp.	45,887,530
408,000		Fannie Mae	29,053,680
321,936		Franklin Resources, Inc.	22,422,842
172,000		Freddie Mac	12,676,400
97,500		Goldman Sachs Group, Inc.	10,143,900
622,500		Lehman Brothers Holdings, Inc.	54,456,300
789,100		Morgan Stanley	43,810,832
			417,489,690
		Electric: 2.5%
6,717,200	@,L	Calpine Corp.	26,465,768
700,000		Edison Intl.	22,421,000
401,900		Entergy Corp.	27,164,421
278,300	L	Exelon Corp.	12,264,681
			88,315,870
		Electronics: 2.5%
1,311,200	@,L	Agilent Technologies, Inc.	31,599,920
2,212,100	@,L	Jabil Circuit, Inc.	56,585,518
			88,185,438
		Engineering and Construction: 1.2%
861,500	@	Jacobs Engineering Group, Inc.	41,171,085
			41,171,085
		Entertainment: 1.0%
648,600	@,L	DreamWorks Animation SKG, Inc.	24,328,986
471,800	L	Regal Entertainment Group	9,789,850
			34,118,836
		Environmental Control: 0.9%
713,700	@,L	Stericycle, Inc.	32,794,515
			32,794,515
		Hand/Machine Tools: 0.8%
608,300	L	Stanley Works	29,800,617
			29,800,617
		Healthcare-Products: 4.7%
1,093,700		Baxter Intl., Inc.	37,776,398
314,200		Guidant Corp.	22,653,820
1,650,100		Johnson & Johnson	104,649,342
			165,079,560
		Healthcare-Services: 0.6%
159,600		Aetna, Inc.	19,910,100
			19,910,100
		Insurance: 2.1%
870,800		Allstate Corp.	45,037,776
436,100		Hartford Financial Services Group, Inc.	30,226,091
			75,263,867
		Internet: 1.3%
380,600	@,L	eBay, Inc.	44,256,168
			44,256,168
		Investment Companies: 2.6%
1,550,000	@,L	Consumer Staples Select Sector SPDR Fund	35,774,000
1,873,900	@,L	Materials Select Sector SPDR Fund	55,767,264
			91,541,264
		Leisure Time: 1.5%
1,002,100	L	Royal Caribbean Cruises Ltd.	54,554,324
			54,554,324
		Lodging: 1.7%
2,379,559		Hilton Hotels Corp.	54,111,172
78,000	@,L	MGM Mirage	5,673,720
			59,784,892
		Media: 3.2%
2,798,300	@	Time Warner, Inc.	54,398,952
1,227,365		Viacom, Inc.	44,663,812
500,000		Walt Disney Co.	13,900,000
			112,962,764
		Mining: 0.4%
491,740		Alcoa, Inc.	15,450,471
			15,450,471

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP GROWTH AND INCOME PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares				Value
		Miscellaneous Manufacturing: 8.0%
537,800		Danaher Corp.		$30,875,098
3,983,500		General Electric Co.		145,397,750
2,942,500	@@	Tyco Intl. Ltd.		105,164,950
				281,437,798
		Oil and Gas: 6.6%
168,619		Anadarko Petroleum Corp.		10,928,197
584,500	L	Ensco Intl., Inc.		18,552,030
1,336,300		Exxon Mobil Corp.		68,498,739
583,700	@	Houston Exploration Co.		32,868,147
944,100	@	Plains Exploration & Production Co		24,546,600
794,696	@@,L	Royal Dutch Petroleum Co.		45,599,656
958,600		XTO Energy, Inc.		33,915,268
				234,908,637
		Oil and Gas Services: 2.3%
1,268,000	L	Halliburton Co.		49,756,320
476,500	L	Schlumberger Ltd.		31,901,675
				81,657,995
		Pharmaceuticals: 3.9%
739,500	@	Gilead Sciences, Inc.		25,875,105
1,615,300		Pfizer, Inc.		43,435,417
834,000	@	Watson Pharmaceuticals, Inc.		27,363,540
982,500	L	Wyeth		41,844,675
				138,518,737
		Retail: 3.9%
354,378		CVS Corp.		15,971,816
1,633,900	L	Gap, Inc.		34,507,968
684,100		Home Depot, Inc.		29,238,434
305,000	L	Sears Roebuck and Co.		15,564,150
210,000		Target Corp.		10,905,300
588,300		Wal-Mart Stores, Inc.		31,074,006
				137,261,674
		Semiconductors: 5.4%
3,185,800		Intel Corp.		74,515,862
1,123,200		Maxim Integrated Products, Inc.		47,612,448
4,434,500	@@	Taiwan Semiconductor Manufacturing Co. Ltd. ADR		37,648,905
1,213,600		Texas Instruments, Inc.		29,878,832
				189,656,047
		Software: 5.6%
551,900	@	Cognos, Inc.		24,316,714
1,179,900	L	Computer Associates Intl., Inc.		36,647,694
440,900	@,L	Electronic Arts, Inc.		27,194,712
4,110,900		Microsoft Corp.		109,802,139
				197,961,259
		Telecommunications: 6.7%
2,881,600	@	Cisco Systems, Inc.		55,614,880
1,278,400		Motorola, Inc.		21,988,480
1,016,200	@	Nextel Communications, Inc.		30,486,000
925,000		QUALCOMM, Inc.		39,220,000
1,145,500		SBC Communications, Inc.		29,519,535
1,780,800	L	Sprint Corp.		44,252,880
416,000		Verizon Communications, Inc.		16,852,160
				237,933,935
		Total Common Stock (Cost $3,004,020,775)		3,432,686,266
WARRANTS: 0.0%
		Telecommunications: 0.0%
349,149	@	Lucent Technologies, Inc.		551,655
		Total Warrants (Cost $-)		551,655
		Total Long-Term Investments (Cost $3,004,020,775)		3,433,237,921

Principal Amount				Value

SHORT-TERM INVESTMENTS: 9.4%
		Repurchase Agreement: 3.2%
$111,321,000	S	Goldman Sachs Repurchase Agreement dated 12/31/04, 2.230%, due 01/03/05, $111,341,687 to be received upon repurchase(Collateralized by $114,168,000 Various U.S. Government Agency Obligations, 0.000%-4.750%, Market Value plus accrued interest $113,547,511, due 10/11/12-02/07/19)		111,321,000
		Total Repurchase Agreement (Cost $111,321,000)		111,321,000

		Securities Lending CollateralCC: 6.2%
219,680,000		The Bank of New York
		Institutional Cash
		Reserve Fund		219,680,000
		Total Securities Lending Collateral (Cost $219,680,000)		219,680,000
		Total Short-Term Investments (Cost $331,001,000)		331,001,000
		Total Investments In Securities (Cost $3,335,021,775)*	106.5%	$3,764,238,921
		Other Assets and Liabilities-Net	(6.5)	(231,039,806)
		Net Assets	100.0%	$3,533,199,115

@            Non-income producing security

@@        Foreign issuer

ADR       American Depositary Receipt

cc            Securities purchased with cash collateral for securities loaned.

S              Segregated securities for futures, when-issued or delayed delivery securities held at December 31, 2004.

L              Loaned security, a portion or all of the security is on loan at December 31, 2004.

*              Cost for federal income tax purposes is $3,355,384,010. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$424,447,649
Gross Unrealized Depreciation	(15,592,738)
Net Unrealized Appreciation	$408,854,911

Information concerning open futures contracts at December 31, 2004 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
S&P 500 Future	180	$54,616,500	03/21/2005	$667,721

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP GROWTH PORTFOLIO	AS OF DECEMBER 31, 2004

Shares			Value
COMMON STOCK: 97.4%
		Aerospace/Defense: 4.7%
80,800		Boeing Co.	$4,183,016
57,100		Goodrich Corp.	1,863,744
29,300		United Technologies Corp.	3,028,155
			9,074,915
		Agriculture: 3.4%
117,820		Monsanto Co.	6,544,901
			6,544,901
		Apparel: 3.0%
29,100	@	Coach, Inc.	1,641,240
45,000		Nike, Inc.	4,081,050
			5,722,290
		Banks: 1.3%
47,906		Wachovia Corp.	2,519,856
			2,519,856
		Biotechnology: 1.5%
42,400	@	Biogen Idec, Inc.	2,824,264
			2,824,264
		Computers: 7.4%
40,300	@	Apple Computer, Inc.	2,595,320
130,500	@	Dell, Inc.	5,499,270
65,600		International Business Machines Corp.	6,466,848
			14,561,438
		Cosmetics/Personal Care: 4.3%
71,500		Gillette Co.	3,201,770
91,900		Procter & Gamble Co.	5,061,852
			8,263,622
		Diversified Financial Services: 4.1%
46,200	L	Capital One Financial Corp.	3,890,502
38,800		Goldman Sachs Group, Inc.	4,036,752
			7,927,254
		Hand/Machine Tools: 1.4%
54,500	L	Stanley Works	2,669,955
			2,669,955
		Healthcare-Products: 12.0%
37,400	@@,L	Alcon, Inc.	3,014,440
120,800		Johnson & Johnson	7,661,135
39,300	@	Kinetic Concepts, Inc.	2,998,590
91,500	@,L	St. Jude Medical, Inc.	3,836,595
75,918	@	Varian Medical Systems, Inc.	3,282,694
31,876	@	Zimmer Holdings, Inc.	2,553,905
			23,347,359
		Healthcare-Services: 3.8%
33,900	@	Covance, Inc.	1,313,625
97,557	@	DaVita, Inc.	3,856,428
25,900		UnitedHealth Group, Inc.	2,279,977
			7,450,030
		Home Furnishings: 0.5%
7,800		Harman Intl. Industries, Inc.	990,600
			990,600
		Insurance: 1.7%
50,200		American Intl. Group, Inc.	3,296,634
			3,296,634
		Internet: 5.0%
34,200	@	eBay, Inc.	3,976,776
41,929	@	McAfee, Inc.	1,213,006
80,500	@,L	Symantec Corp.	2,073,680
61,800	@	Yahoo!, Inc.	2,328,624
			9,592,086
		Leisure Time: 1.1%
37,400		Royal Caribbean Cruises Ltd.	2,036,056
			2,036,056
		Lodging: 1.5%
47,000		Marriott Intl., Inc.	2,960,060
			2,960,060
		Machinery-Diversified: 1.7%
43,500		Deere & Co.	3,236,400
			3,236,400
		Media: 1.1%
76,900		Walt Disney Co.	2,137,820
			2,137,820
		Miscellaneous Manufacturing: 6.0%
32,294		Danaher Corp.	1,853,999
135,360		General Electric Co.	4,940,640
133,300	@@	Tyco Intl., Ltd.	4,764,142
			11,558,781
		Oil and Gas: 1.6%
15,700	@	Houston Exploration Co.	884,067
50,600	@	Transocean, Inc.	2,144,934
			3,029,001
		Oil and Gas Services: 1.9%
93,000		Halliburton Co.	3,649,320
			3,649,320
		Packaging and Containers: 0.5%
40,357	@	Owens-Illinois, Inc.	914,086
			914,086
		Pharmaceuticals: 4.8%
34,200	@,@@,L	Elan Corp. PLC ADR	931,950
68,200	@	Endo Pharmaceuticals Holdings, Inc.	1,433,564
152,700	@	Gilead Sciences, Inc.	5,342,973
58,710		Pfizer, Inc.	1,578,712
			9,287,199
		Retail: 6.9%
78,300		CVS Corp.	3,528,981
108,400		Home Depot, Inc.	4,633,016
82,600		J.C. Penney Co., Inc. Holding Co.	3,419,640
59,300		Staples, Inc.	1,999,003
			13,580,640
		Semiconductors: 2.2%
41,100	@	Advanced Micro Devices, Inc.	905,022
140,300		Intel Corp.	3,281,617
			4,186,639

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP GROWTH PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares				Value
		Software: 6.5%
313,500	S	Microsoft Corp.		$8,373,585
308,900	@	Oracle Corp.		4,238,108
				12,611,693
		Telecommunications: 6.4%
134,100	@	Cisco Systems, Inc.		2,588,130
149,600	@@	Nokia Oyj ADR		2,344,232
127,500		QUALCOMM, Inc.		5,406,000
85,400		Sprint Corp.		2,122,190
				12,460,552
		Transportation: 1.1%
21,000		FedEx Corp.		2,068,290
				2,068,290
		Total Common Stock (Cost $163,018,875)		188,501,741
WARRANTS: 0.0%
		Telecommunications: 0.0%
12,991	@	Lucent Technologies, Inc.		20,526
		Total Warrants (Cost $21,565)		20,526
		Total Long-Term Investments (Cost $163,040,440)		188,522,267

Principal Amount				Value

SHORT-TERM INVESTMENTS: 8.5%
		Repurchase Agreement: 2.6%
$4,960,000		Goldman Sachs Repurchase Agreement dated 12/31/04, 2.230%, due 01/03/05, $4,960,922 to be received upon repurchase (Collateralized by $4,954,000 Federal Home Loan Mortgage Corporation, 5.125%, Market Value plus accrued interest $5,059,438, due 02/04/19)		4,960,000
		Total Repurchase Agreement (Cost $4,960,000)		4,960,000

		Securities Lending CollateralCC: 5.9%
11,536,000		The Bank of New York
		Institutional Cash
		Reserve Fund		11,536,000
		Total Securities Lending Collateral (Cost $11,536,000)		11,536,000
		Total Short-Term Investments (Cost $16,496,000)		16,496,000
		Total Investments In Securities (Cost $179,536,440)*	105.9%	$205,018,267
		Other Assets and Liabilities-Net	(5.9)	(11,381,781)
		Net Assets	100.0%	$193,636,486

@            Non-income producing security

@@        Foreign issuer

ADR       American Depositary Receipt

cc            Securities purchased with cash collateral for securities loaned.

S              Segregated securities for futures, when-issued or delayed delivery securities held at December 31, 2004.

L              Loaned security, a portion or all of the security is on loan at December 31, 2004.

*              Cost for federal income tax purposes is $184,024,724. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$23,147,916
Gross Unrealized Depreciation	(2,154,373)
Net Unrealized Appreciation	$20,993,543

Information concerning open futures contracts at December 31, 2004 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
S&P 500 Future	14	$4,247,950	03/21/2005	$10,024

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP SMALL COMPANY PORTFOLIO	AS OF DECEMBER 31, 2004

Shares			Value
COMMON STOCK: 95.6%
		Aerospace/Defense: 4.4%
127,500		Engineered Support Systems, Inc.	$7,550,550
57,850	@	Innovative Solutions & Support, Inc.	1,929,876
61,200	@	MTC Technologies, Inc.	2,054,484
143,850	@	Teledyne Technologies, Inc.	4,233,506
162,200	@	United Defense Industries, Inc.	7,663,950
			23,432,366
		Airlines: 0.7%
351,300	@	Northwest Airlines Corp.	3,839,709
			3,839,709
		Apparel: 2.2%
233,700	@	Quiksilver, Inc.	6,961,923
227,600	@	Warnaco Group, Inc.	4,916,160
			11,878,083
		Banks: 4.8%
88,360		Banco Latinoamericano de Exportaciones SA	1,761,898
137,850		Chittenden Corp.	3,960,431
206,250		Greater Bay BanCorp	5,750,250
210,400		Hudson United BanCorp	8,285,552
47,100		IBERIABANK Corp.	3,125,556
81,080		Texas Regional Bancshares, Inc.	2,649,694
			25,533,381
		Biotechnology: 0.9%
49,100	@	Martek Biosciences Corp.	2,513,920
107,500	@	Telik, Inc.	2,057,550
			4,571,470
		Coal: 0.4%
69,700	@	Westmoreland Coal Co.	2,123,062
			2,123,062
		Commercial Services: 2.4%
64,250	@	Advisory Board Co.	2,369,540
97,450	@	Exponent, Inc.	2,678,901
17,750		Gevity HR, Inc.	364,940
133,500	@	Resources Connection, Inc.	7,250,385
			12,663,766
		Computers: 4.1%
204,700		Agilysys, Inc.	3,508,558
97,900	@	AMX Corp.	1,612,413
158,900	@	Brooktrout, Inc.	1,908,389
255,600	@	Covansys Corp.	3,910,680
337,400	@	InterVoice, Inc.	4,504,290
185,850		MTS Systems Corp.	6,283,589
			21,727,919
		Distribution/Wholesale: 1.5%
163,350	@	Brightpoint, Inc.	3,191,859
136,400		Watsco, Inc.	4,804,008
			7,995,867
		Diversified Financial Services: 1.1%
554,900	@	Knight Trading Group, Inc.	6,076,155
			6,076,155
		Electrical Components and Equipment: 2.0%
232,450		Ametek, Inc.	8,291,492
219,000	@	Artesyn Technologies, Inc.	2,474,700
			10,766,192
		Electronics: 4.2%
167,100	@	Benchmark Electronics, Inc.	5,698,110
253,400	@	Checkpoint Systems, Inc.	4,573,870
48,050	@	NVE Corp.	1,338,193
203,300	@	SBS Technologies, Inc.	2,838,068
232,300	@	Trimble Navigation Ltd.	7,675,192
			22,123,433
		Energy-Alternate Sources: 0.8%
145,950	@	Headwaters, Inc.	4,159,575
			4,159,575
		Engineering and Construction: 1.7%
102,750	@	URS Corp.	3,298,275
136,500	@	Washington Group Intl., Inc.	5,630,625
			8,928,900
		Entertainment: 0.7%
110,000	@	Macrovision Corp.	2,829,200
183,600	@	Youbet.com, Inc.	929,016
			3,758,216
		Food: 2.5%
178,200		Corn Products Intl., Inc.	9,544,392
85,000		Sanderson Farms, Inc.	3,678,800
			13,223,192
		Forest Products and Paper: 2.2%
147,500		Louisiana-Pacific Corp.	3,944,150
153,100		Potlatch Corp.	7,743,798
			11,687,948
		Healthcare-Products: 1.3%
52,870	@	Biosite, Inc.	3,253,620
68,000	@	Epix Medical, Inc.	1,217,880
84,300	@	Wright Medical Group, Inc.	2,402,550
			6,874,050
		Healthcare-Services: 4.3%
284,150	@	Kindred Healthcare, Inc.	8,510,293
496,950		Select Medical Corp.	8,746,320
102,900	@	Sierra Health Services, Inc.	5,670,819
			22,927,432
		Household Products/Wares: 0.9%
114,150	@	Central Garden & Pet Co.	4,764,621
			4,764,621
		Insurance: 0.7%
83,200		AmerUs Group Co.	3,768,960
			3,768,960
		Internet: 2.5%
64,100	@	Equinix, Inc.	2,739,634
134,300	@	Imergent, Inc.	2,034,645
409,200	@	ValueClick, Inc.	5,454,636
59,000	@	Websense, Inc.	2,992,480
			13,221,395

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP SMALL COMPANY PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Investment Companies: 0.5%
186,550	@	Apollo Investment Corp.	$2,816,905
			2,816,905
		Iron/Steel: 1.0%
91,450		Carpenter Technology Corp.	5,346,167
			5,346,167
		Leisure Time: 0.6%
206,900	@	K2, Inc.	3,285,572
			3,285,572
		Lodging: 1.2%
294,450	@	Interstate Hotels & Resorts, Inc.	1,578,252
548,350	@	La Quinta Corp.	4,984,502
			6,562,754
		Machinery-Construction and Mining: 1.8%
205,900	@	Terex Corp.	9,811,135
			9,811,135
		Machinery-Diversified: 3.0%
104,500		Briggs & Stratton Corp.	4,345,110
140,500		Cognex Corp.	3,919,950
56,200	@	Middleby Corp.	2,850,464
236,000		Washington Air Break Technologies Corp.	5,031,520
			16,147,044
		Media: 2.4%
273,300	@	4Kids Entertainment, Inc.	5,744,766
185,500	@	Cumulus Media, Inc.	2,797,340
94,150		Liberty Corp.	4,138,834
			12,680,940
		Mining: 0.3%
76,500	@	Inmet Mining Corp.	1,375,295
			1,375,295
		Miscellaneous Manufacturing: 0.9%
81,423	@	Ceradyne, Inc.	4,658,210
			4,658,210
		Oil and Gas: 5.1%
292,900	@	Denbury Resources, Inc.	8,040,105
145,000	@	KCS Energy, Inc.	2,143,100
123,700		Patina Oil & Gas Corp.	4,638,750
134,700	@	Plains Exploration & Production Co.	3,502,200
171,100	@	Southwestern Energy Co.	8,673,058
			26,997,213
		Oil and Gas Services: 1.9%
112,250	@, @@	Core Laboratories NV	2,621,038
109,100	@	Hydril Co.	4,965,141
144,900	@	Oil States Intl., Inc.	2,795,121
			10,381,300
		Pharmaceuticals: 3.6%
241,700	@	Alkermes, Inc.	3,405,553
180,950	@	Amylin Pharmaceuticals, Inc.	4,226,992
100,000	@	Atherogenics, Inc.	2,356,000
202,200	@	Critical Therapeutics, Inc.	1,617,600
60,400	@	MGI Pharma, Inc.	1,691,804
120,100	@	Nabi Biopharmaceuticals	1,759,465
33,300	@	OSI Pharmaceuticals, Inc.	2,492,505
61,700	@	Rigel Pharmaceuticals, Inc.	1,506,714
			19,056,633
		Real Estate: 0.7%
114,100	@	CB Richard Ellis Group, Inc.	3,828,055
			3,828,055
		Real Estate Investment Trusts: 8.6%
218,500		Acadia Realty Trust	3,561,550
80,100		Alexandria Real Estate Equities, Inc.	5,961,041
131,800		Corporate Office Properties Trust	3,868,330
175,100	@	Felcor Lodging Trust, Inc.	2,565,215
139,817		Gramercy Capital Corp.	2,880,230
206,400		Innkeepers USA Trust	2,930,880
144,600		LaSalle Hotel Properties	4,602,618
243,550	@	Meristar Hospitality Corp.	2,033,643
238,700		Newcastle Investment Corp.	7,585,885
164,700		Reckson Associates Realty Corp.	5,403,807
46,450		SL Green Realty Corp.	2,812,548
54,900		Washington Real Estate Investment Trust	1,859,463
			46,065,210
		Retail: 2.9%
193,500	@	Aeropostale, Inc.	5,694,705
201,100		Claire’s Stores, Inc.	4,273,375
122,500	@	Electronics Boutique Holdings Corp.	5,260,150
6,783	@	Syms Corp.	82,413
			15,310,643
		Savings and Loans: 1.5%
416,150		First Niagara Financial Group, Inc.	5,805,293
33,800		WSFS Financial Corp.	2,038,816
			7,844,109
		Semiconductors: 2.4%
103,400	@	ADE Corp.	1,935,648
181,300	@	Cypress Semiconductor Corp.	2,126,649
273,100	@	Pericom Semiconductor Corp.	2,575,333
91,958	@	Photronics, Inc.	1,517,307
132,300	@	Varian Semiconductor Equipment Associates, Inc.	4,875,255
			13,030,192
		Software: 5.6%
169,230	@	Activision, Inc.	3,415,061
193,550	@	Avid Technology, Inc.	11,951,712
617,500	@	Informatica Corp.	5,014,099
141,800	@	Progress Software Corp.	3,311,030
99,050	@	Take-Two Interactive Software, Inc.	3,445,950
128,825	@	THQ, Inc.	2,955,246
			30,093,098
		Telecommunications: 2.5%
214,900	@	Aspect Communications Corp.	2,393,986
102,956	@	Comtech Telecommunications	3,872,175
146,900	@	Intrado, Inc.	1,777,490

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP SMALL COMPANY PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Telecommunications (continued)
231,900	@	Netgear, Inc.	$4,218,261
80,500	@	Otelco, Inc.	1,279,950
			13,541,862
		Transportation: 2.8%
85,100	@	Landstar System, Inc.	6,266,764
108,600		Overseas Shipholding Group, Inc.	5,994,720
137,800	@	Sirva, Inc.	2,648,516
			14,910,000
		Total Common Stock (Cost $411,668,653)	509,788,029

Principal Amount				Value

SHORT-TERM INVESTMENTS: 3.8%
		Repurchase Agreement: 3.8%
$20,380,000	S	Goldman Sachs Repurchase Agreement dated 12/31/04, 2.230%, due 01/03/05, $20,383,787 to be received upon repurchase (Collateralized by $20,541,000 Federal Home Loan Mortgage Corporation, 5.080%, Market Value plus accrued interest $20,787,697, due 02/25/19)		$20,380,000
		Total Short-Term Investments (Cost $20,380,000)		20,380,000
		Total Investments In Securities (Cost $432,048,653)*	99.4%	$530,168,029
		Other Assets and Liabilities-Net	0.6	3,063,237
		Net Assets	100.0%	$533,231,266

@            Non-income producing security

@@        Foreign issuer

S              Segregated securities for futures, when-issued or delayed delivery securities held at December 31, 2004.

*              Cost for federal income tax purposes is $432,231,564. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$106,911,077
Gross Unrealized Depreciation	(8,974,612)
Net Unrealized Appreciation	$97,936,465

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP VALUE OPPORTUNITY PORTFOLIO	AS OF DECEMBER 31, 2004

Shares			Value
COMMON STOCK: 99.5%
		Aerospace/Defense: 3.1%
66,600		General Dynamics Corp.	$6,966,360
			6,966,360
		Agriculture: 3.1%
112,000		Altria Group, Inc.	6,843,200
			6,843,200
		Apparel: 2.3%
56,800		Nike, Inc.	5,151,192
			5,151,192
		Banks: 6.9%
180,700		Bank of America Corp.	8,491,093
111,200		Wells Fargo & Co.	6,911,080
			15,402,173
		Building Materials: 1.6%
96,900		Masco Corp.	3,539,757
			3,539,757
		Chemicals: 4.6%
113,500		Dow Chemical Co.	5,619,385
106,500		Praxair, Inc.	4,701,975
			10,321,360
		Computers: 2.1%
47,200		International Business Machines Corp.	4,652,976
			4,652,976
		Cosmetics/Personal Care: 2.5%
84,400		Kimberly-Clark Corp.	5,554,364
			5,554,364
		Diversified Financial Services: 13.0%
118,500		Citigroup, Inc.	5,709,330
96,500		Fannie Mae	6,871,766
64,800		Freddie Mac	4,775,760
108,000		Merrill Lynch & Co., Inc.	6,455,160
99,200		Morgan Stanley	5,507,584
			29,319,600
		Electrical Components and Equipment: 3.4%
107,300		Emerson Electric Co.	7,521,730
			7,521,730
		Electronics: 3.1%
258,800	@@	Koninklijke Philips Electronics NV	6,858,200
			6,858,200
		Food: 4.7%
107,300	@@	Nestle SA ADR	7,018,235
51,500	@@	Unilever NV	3,435,565
			10,453,800
		Forest Products and Paper: 2.3%
120,500		International Paper Co.	5,061,000
2,557	@,L	Neenah Paper, Inc.	83,358
			5,144,358
		Healthcare-Products: 2.3%
77,900		Beckman Coulter, Inc.	5,218,521
			5,218,521
		Healthcare-Services: 2.2%
52,300		Quest Diagnostics, Inc.	4,997,265
			4,997,265
		Insurance: 8.3%
111,400		Allstate Corp.	5,761,608
104,700		American Intl. Group, Inc.	6,875,649
147,200		MetLife, Inc.	5,963,072
			18,600,329
		Media: 2.4%
65,400		Gannett Co., Inc.	5,343,180
			5,343,180
		Miscellaneous Manufacturing: 2.9%
180,600		Honeywell Intl., Inc.	6,395,046
			6,395,046
		Oil and Gas: 12.2%
91,000		Apache Corp.	4,601,870
135,800	@@	BP PLC ADR	7,930,720
147,100		ChevronTexaco Corp.	7,724,221
135,900		Exxon Mobil Corp.	6,966,234
			27,223,045
		Oil and Gas Services: 2.0%
112,630		Halliburton Co.	4,419,601
			4,419,601
		Pharmaceuticals: 1.8%
146,500		Pfizer, Inc.	3,939,385
			3,939,385
		Retail: 2.3%
159,200		McDonald’s Corp.	5,103,952
			5,103,952
		Savings and Loans: 6.4%
297,100		Sovereign Bancorp, Inc.	6,699,605
178,400		Washington Mutual, Inc.	7,542,752
			14,242,357
		Telecommunications: 4.0%
177,400		SBC Communications, Inc.	4,571,598
108,900		Verizon Communications, Inc.	4,411,539
			8,983,137
		Total Common Stock (Cost $199,026,732)	222,194,888
WARRANTS: 0.0%
		Telecommunications: 0.0%
2,459	@	Lucent Technologies, Inc.	3,885
		Total Warrants (Cost $-)	3,885
		Total Long-Term Investments (Cost $199,026,732)	222,198,773

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP VALUE OPPORTUNITY PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 0.5%
		Repurchase Agreement: 0.5%
$1,152,000		Goldman Sachs Repurchase Agreement dated 12/31/04, 2.230%, due 01/03/05, $1,152,214 to be received upon repurchase (Collateralized by $1,162,000 Federal Home Loan Mortgage Corporation, 4.300%, Market Value plus accrued interest $1,175,116, due 02/03/11)	$1,152,000
		Total Repurchase Agreement (Cost $1,152,000)	1,152,000
		Securities Lending CollateralCC: 0.0%
86,000		The Bank of New York Institutional Cash Reserve Fund	86,000
		Total Securities Lending Collateral (Cost $86,000)	86,000
		Total Short-Term Investments (Cost $1,238,000)	1,238,000
	Total Investments In Securities (Cost $200,264,732)*	100.0%	$223,436,773
	Other Assets and Liabilities-Net	(0.0)	(42,479)
	Net Assets	100.0%	$223,394,294

@            Non-income producing security

@@        Foreign issuer

ADR       American Depositary Receipt

cc            Securities purchased with cash collateral for securities loaned.

L              Loaned security, a portion or all of the security is on loan at December 31, 2004.

*              Cost for federal income tax purposes is $201,228,815. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$24,878,588
Gross Unrealized Depreciation	(2,670,630)
Net Unrealized Appreciation	$22,207,958

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO	AS OF DECEMBER 31, 2004

Principal Amount			Value
CORPORATE BONDS/NOTES: 25.2%
		Airlines: 0.3%
$1,065,000		American Airlines, Inc., 7.250%, due 02/05/09	$1,043,700
4,120,000		American Airlines, Inc., 7.324%, due 10/15/09	3,502,867
			4,546,567
		Auto Manufacturers: 0.6%
1,040,000		Ford Motor Co., 6.625%, due 10/01/28	972,847
3,543,000		Ford Motor Co., 7.450%, due 07/16/31	3,573,629
3,711,000		General Motors Corp., 8.375%, due 07/15/33	3,855,551
			8,402,027
		Banks: 6.2%
1,430,000	@@	Australia & New Zealand Banking Group Ltd., 2.405%, due	1,249,124
2,340,000		Banco Bradesco SA/Cayman Islands, 8.750%, due 10/24/13	2,562,300
2,377,000	@@,#	Banco Santander Chile/Pre-merger with Banco Santiago SA, 2.800%, due 12/09/09	2,382,776
3,510,000	@@	Banco Santander Santiago Chile SA, 7.375%, due 07/18/12	4,038,234
2,120,000	@@	Bank of Ireland, 2.770%, due 12/29/49	1,844,415
1,060,000	@@	Bank of Nova Scotia, 2.115%, due 08/31/85	885,929
2,469,000		BankAmerica Capital II, 8.000%, due 12/15/26	2,714,396
2,134,000	@@,#	Danske Bank A/S, 5.914%, due 12/29/49	2,263,681
2,660,000	@@	Den Norske Bank ASA, 2.115%, due 08/29/49	2,217,775
1,423,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	1,764,274
2,000		Fleet Capital Trust II, 7.920%, due 12/11/26	2,169
2,237,000	@@,#	HBOS Capital Funding LP, 6.071%, due 06/30/49	2,401,871
7,150,000	@@, C	HSBC Bank PLC, 2.839%, due 06/29/49	6,216,274
3,580,000	@@	Lloyds TSB Bank PLC, 2.090%, due 08/29/49	3,070,985
3,400,000	@@	Lloyds TSB Bank PLC, 2.938%, due 06/29/49	3,032,358
3,519,000	#	M&T Bank Corp., 3.850%, due 04/01/13	3,484,827
2,480,000		Mellon Capital I, 7.720%, due 12/01/26	2,693,290
2,550,000	@@	National Australia Bank Ltd., 2.361%, due 10/29/49	2,227,670
3,960,000	@@	National Westminster Bank PLC, 2.563%, due 11/29/49	3,380,149
2,856,000	#	Rabobank Capital Funding II, 5.260%, due 12/29/49	2,911,124
5,528,000	#,C,+	Rabobank Capital Funding Trust, 5.254%, due 12/29/49	5,509,923
3,560,000	@@	Royal Bank of Canada, 2.750%, due 06/29/85	3,043,633
1,510,000	@@	Royal Bank of Scotland Group PLC, 2.938%, due 12/29/49	1,333,679
950,000	@@,C	Societe Generale, 2.705%, due 11/29/49	817,888
7,540,000	@@,C	Standard Chartered PLC, 2.813%, due 11/29/49	6,011,386
5,330,000	@@,C	Standard Chartered PLC, 2.838%, due 12/29/49	4,290,650
2,599,000		U.S. Bancorp, 8.090%, due 11/15/26	2,836,577
2,406,000		Wells Fargo Capital I, 7.960%, due 12/15/26	2,620,346
1,290,000	@@	Westpac Banking Corp., 2.338%, due 09/29/49	1,119,013
7,614,000	#	Westpac Capital Trust IV, 5.256%, due 12/29/49	7,556,660
			86,483,376
		Beverages: 0.9%
7,122,000	@@	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	8,332,740
482,000	@@	Cia Brasileira de Bebidas, 10.500%, due 12/15/11	607,320
2,000	@@	Coca-Cola HBC Finance BV, 5.125%, due 09/17/13	2,055
3,956,000	#	Miller Brewing Co., 4.250%, due 08/15/08	3,995,279
			12,937,394
		Chemicals: 0.1%
948,000		Dow Chemical Co., 5.750%, due 11/15/09	1,015,140
874,000	@@,#,S	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	926,926
			1,942,066
		Diversified Financial Services: 4.6%
26,410	@@,#	Canwest Media, Inc., 8.000%, due 09/15/12	28,457
948,000	@@,#,I,XX	Alpine III, 2.840%, due 08/16/14	949,698
948,000	@@,#,I,XX	Alpine III, 3.240%, due 08/16/14	949,460
502,000	@@,#,I,XX	Alpine III, 5.040%, due 08/16/14	502,647
1,460,000	@@,#,I,XX	Alpine III, 8.290%, due 08/16/14	1,462,340
1,090,872	@@,#	Arcel Finance Ltd., 5.984%, due 02/01/09	1,127,683
1,959,000	@@,#	Arcel Finance Ltd., 6.361%, due 05/01/12	1,986,040
2,174,000	@@,#	Arcel Finance Ltd., 7.048%, due 09/01/11	2,232,613
4,840,000	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	4,815,800
2,516,000		Citigroup Capital II, 7.750%, due 12/01/36	2,738,510

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$2,713,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	$2,966,625
3,331,000	#	Farmers Exchange Capital, 7.200%, due 07/15/48	3,400,235
1,225,000	@@	Financiere CSFB NV, 2.125%, due 03/29/49	1,021,652
3,560,000		Ford Motor Credit Co., 5.700%, due 01/15/10	3,596,294
1,210,000		Ford Motor Credit Co., 7.000%, due 10/01/13	1,284,863
5,317,000	#	HVB Funding Trust III, 9.000%, due 10/22/31	7,043,840
600,000		JPM Capital Trust I, 7.540%, due 01/15/27	646,781
2,850,000		JPM Capital Trust II, 7.950%, due 02/01/27	3,118,139
6,367,000	#	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	6,338,909
3,978,000	@@	Mantis Reef Ltd., 4.799%, due 11/03/09	3,973,843
2,715,796	@@,#	PF Export Receivables Master Trust, 3.748%, due 06/01/13	2,636,970
4,723,545	@@,#	PF Export Receivables Master Trust, 6.436%, due 06/01/15	4,697,731
2,900,000	#	Twin Reefs Pass-Through Trust, 3.370%, due 12/10/49	2,916,501
3,290,000	@@	UFJ Finance Aruba AEC, 8.750%, due 11/29/49	3,676,371
50,000		Universal City Development Partners, 11.750%, due 04/01/10	59,313
			64,171,315
		Electric: 3.3%
7,441,000	@@,#	AES Gener SA, 7.500%, due 03/25/14	7,850,256
3,315,670	#	Allegheny Energy Supply Statutory Trust, 10.250%, due 11/15/07	3,779,864
349,441	#	Allegheny Energy Supply Statutory Trust, 13.000%, due 11/15/07	382,638
3,942,265		CE Generation LLC, 7.416%, due 12/15/18	4,258,880
3,989,000		Consumers Energy Co., 4.250%, due 04/15/08	4,031,124
1,077,000	@@	Empresa Nacional de Electricidad SA, 7.750%, due 07/15/08	1,189,726
2,407,000		FirstEnergy Corp., 6.450%, due 11/15/11	2,618,780
2,407,000		FirstEnergy Corp., 7.375%, due 11/15/31	2,757,385
1,982,000	#	Juniper Generation LLC, 6.790%, due 12/31/14	1,985,516
3,470,000		Monongahela Power Co., 7.360%, due 01/15/10	3,840,103
5,242,000		Ohio Power Co., 6.375%, due 07/15/33	5,527,369
807,962	#,S	Power Contract Financing LLC, 5.200%, due 02/01/06	815,679
2,331,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	2,442,291
704,032		PPL Montana LLC, 8.903%, due 07/02/20	795,996
1,359,865	#	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	1,431,264
2,836,000	S	TXU Corp., 4.446%, due 11/16/06	2,865,764
3,000	#,S	TXU Energy Co. LLC, 2.838%, due 01/17/06	3,009
			46,575,644
		Food: 0.9%
1,750,000		Kroger Co., 7.250%, due 06/01/09	1,962,049
3,241,000	S	Safeway, Inc., 4.800%, due 07/16/07	3,319,724
2,163,000		SUPERVALU, Inc., 7.875%, due 08/01/09	2,482,860
4,318,000	S	Tyson Foods, Inc., 7.250%, due 10/01/06	4,579,878
			12,344,511
		Gas: 0.2%
2,895,000	#,S	Williams Gas Pipelines Central, Inc., 7.375%, due 11/15/06	3,083,175
			3,083,175
		Healthcare-Services: 0.2%
2,514,000		HCA, Inc., 5.500%, due 12/01/09	2,517,494
			2,517,494
		Home Builders: 0.0%
117,000		Technical Olympic USA, Inc., 9.000%, due 07/01/10	125,775
			125,775
		Insurance: 1.2%
875,000	#	Farmers Insurance Exchange, 6.000%, due 08/01/14	888,962
1,193,000	#	Farmers Insurance Exchange, 8.625%, due 05/01/24	1,410,780
2,637,000	#	Monumental Global Funding II, 3.850%, due 03/03/08	2,645,821
4,082,000		North Front Pass-Through Trust, 5.810%, due 12/15/24	4,163,318
2,361,000	S	Prudential Financial, Inc., 4.104%, due 11/15/06	2,387,922
4,283,000	#	Zurich Capital Trust I, 8.376%, due 06/01/37	4,823,317
			16,320,120
		Media: 0.5%
3,829,000	S	Clear Channel Communications, Inc., 3.125%, due 02/01/07	3,773,468
2,398,000		COX Communications, Inc., 6.850%, due 01/15/18	2,559,093
504,000	@@,#	Rogers Cable, Inc., 6.750%, due 03/15/15	517,860
			6,850,421

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		Mining: 0.4%
$2,341,000	@@,#	Corp Nacional del Cobre de Chile, 5.500%, due 10/15/13	$2,442,248
987,000		Vale Overseas Ltd., 8.250%, due 01/17/34	1,043,753
2,339,000		WMC Finance USA, 5.125%, due 05/15/13	2,336,172
			5,822,173
		Multi-National: 0.5%
5,601,000	@@	Corp Andina de Fomento, 6.875%, due 03/15/12	6,305,214
			6,305,214
		Oil and Gas: 2.0%
2,386,000		Amerada Hess Corp., 6.650%, due 08/15/11	2,627,361
3,317,000	@@,#	Empresa Nacional de Petroleo, 4.875%, due 03/15/14	3,246,573
50,000		Energy Partners Ltd., 8.750%, due 08/01/10	54,750
4,063,000	@@,#	Gazprom Intl. SA, 7.201%, due 02/01/20	4,306,780
2,523,000		Husky Energy, Inc., 6.150%, due 06/15/19	2,700,001
4,943,000	#	Pemex Project Funding Master Trust, 3.790%, due 06/15/10	5,083,875
812,000		Pemex Project Funding Master Trust, 7.375%, due 12/15/14	904,568
1,755,000	@@	Petroleos Mexicanos, 9.250%, due 03/30/18	2,180,588
3,497,000	@@,#	Tengizchevroil Finance Co S.ar.1, 6.124%, due 11/15/14	3,523,228
1,000	S	Valero Energy Corp., 6.125%, due 04/15/07	1,054
2,016,000		Valero Energy Corp., 8.750%, due 06/15/30	2,706,659
			27,335,437
		Packaging and Containers: 0.1%
1,444,000	#	Sealed Air Corp., 5.375%, due 04/15/08	1,501,455
			1,501,455
		Real Estate: 0.6%
3,513,000		EOP Operating LP, 7.750%, due 11/15/07	3,879,686
501,000		Liberty Property LP, 6.375%, due 08/15/12	544,125
385,000	S	Liberty Property LP, 6.950%, due 12/01/06	410,842
3,026,000		Liberty Property LP, 7.750%, due 04/15/09	3,401,521
			8,236,174
		Real Estate Investment Trusts: 1.1%
5,005,000		Rouse Co., 7.200%, due 09/15/12	5,419,609
2,515,000		Rouse Co., 8.000%, due 04/30/09	2,770,101
2,663,000		Simon Property Group LP, 4.875%, due 03/18/10	2,716,140
4,636,000		Simon Property Group LP, 6.375%, due 11/15/07	4,949,357
			15,855,207
		Retail: 0.3%
115,000		Dollar General Corp., 8.625%, due 06/15/10	134,263
3,730,000		May Department Stores Co., 3.950%, due 07/15/07	3,738,530
			3,872,793
		Savings and Loans: 0.2%
2,398,000		Great Western Financial, 8.206%, due 02/01/27	2,620,566
			2,620,566
		Telecommunications: 0.8%
2,460,000		AT&T Corp., 9.750%, due 11/15/31	2,948,925
3,206,000	S	BellSouth Corp., 4.200%, due 09/15/09	3,217,769
1,808,000	+,S	Sprint Capital Corp., 4.780%, due 08/17/06	1,843,368
714,000		Sprint Capital Corp., 8.375%, due 03/15/12	870,971
2,571,000		Verizon Virginia, Inc., 4.625%, due 03/15/13	2,511,379
			11,392,412
		Transportation: 0.2%
1,910,000	@@,#	MISC Capital Ltd., 5.000%, due 07/01/09	1,972,386
			1,972,386
		Total Corporate Bonds/Notes (Cost $346,143,234)	351,213,702

U.S. GOVERNMENT AGENCY OBLIGATIONS: 30.0%
		Federal Home Loan Bank: 1.0%
13,620,000		3.250%, due 12/17/07	13,541,985
			13,541,985
		Federal Home Loan Mortgage Corporation: 5.7%
27,620,000		2.700%, due 03/16/07	27,287,096
16,836,917		3.053%, due 04/15/32	16,965,416
4,072,290		4.500%, due 04/01/14	4,073,338
5,018,000		5.875%, due 03/21/11	5,424,759
7,801,435		6.000%, due 01/15/29	8,163,288
5,136,000		6.000%, due 01/15/29	5,377,683
8,649,262		6.000%, due 01/15/29	9,035,039
1,750,000		6.500%, due 01/15/34	1,836,406
853,500		7.500%, due 11/01/28	916,536
			79,079,561
		Federal National Mortgage Association: 22.3%
3,703,000		2.490%, due 04/25/35	3,699,667
5,639,426		2.668%, due 08/25/33	5,665,633
503,109		2.859%, due 12/26/29	502,709

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount		Value
	Federal National Mortgage Association (continued)
$13,144,000	2.875%, due 05/19/08	$12,845,381
6,474,000	4.750%, due 12/25/42	6,524,839
103,354,000	5.000%, due 01/15/34	102,546,598
19,471,000	5.000%, due 01/15/20	19,781,328
7,140,000	5.250%, due 08/01/12	7,420,224
36,194,000	5.500%, due 01/01/33	36,748,202
39,505	5.500%, due 11/01/16	40,906
214,958	5.500%, due 12/01/16	222,581
25,349	5.500%, due 04/01/17	26,234
73,300	5.500%, due 02/01/18	75,859
20,266	5.500%, due 06/01/18	20,969
118,342	5.500%, due 10/01/18	122,473
9,836,270	5.500%, due 01/15/20	10,165,175
5,422,021	6.000%, due 04/25/31	5,684,004
30,669,000	6.000%, due 01/15/34	31,713,646
255,166	6.000%, due 06/01/16	267,629
9,481	6.000%, due 08/01/16	9,944
26,712	6.000%, due 08/01/16	28,017
182,553	6.000%, due 10/01/16	191,469
337,841	6.000%, due 10/01/16	354,342
209,075	6.000%, due 01/01/17	219,286
346,979	6.000%, due 01/01/17	363,906
5,306	6.000%, due 02/01/17	5,565
14,734	6.000%, due 02/01/17	15,453
186,849	6.000%, due 02/01/17	195,964
211,907	6.000%, due 04/01/17	222,245
386,902	6.000%, due 04/01/17	405,778
385,143	6.000%, due 04/01/17	403,932
326,461	6.000%, due 04/01/17	342,388
290,441	6.000%, due 05/01/17	304,610
236,601	6.000%, due 05/01/17	248,144
208,849	6.000%, due 05/01/17	219,038
228,071	6.000%, due 05/01/17	239,198
106,412	6.000%, due 06/01/17	111,603
273,538	6.000%, due 06/01/17	286,882
378,363	6.000%, due 07/01/17	396,822
371,734	6.000%, due 07/01/17	389,869
238,016	6.000%, due 08/01/17	249,628
194,294	6.000%, due 08/01/17	203,846
302,180	6.000%, due 08/01/17	316,922
217,408	6.000%, due 08/01/17	228,014
785,214	6.000%, due 09/01/17	823,521
2,642,692	6.000%, due 09/01/17	2,771,617
15,672	6.000%, due 10/01/17	16,437
831,256	6.000%, due 11/01/17	871,856
17,147	6.000%, due 02/01/18	17,983
761,929	6.000%, due 04/01/18	799,143
232,850	6.000%, due 09/01/18	244,198
228,509	6.000%, due 11/01/18	239,645
328,682	6.000%, due 12/01/18	344,736
3,870,662	6.000%, due 07/25/29	4,049,427
9,104,743	6.000%, due 07/25/29	9,522,605
421,657	6.500%, due 01/01/32	442,777
341,982	6.500%, due 09/01/32	359,058
687,843	6.500%, due 10/01/32	722,189
225,496	6.500%, due 10/01/32	236,756
15,313,000	6.500%, due 01/15/35	16,059,509
4,771,798	6.500%, due 08/01/29	5,013,964
6,035,000	6.625%, due 11/15/10	6,828,615
361,770	7.000%, due 01/01/30	383,932
4,377,187	7.000%, due 06/01/31	4,648,019
38,192	7.000%, due 08/01/25	40,687
35,738	7.000%, due 10/01/25	38,073
7,195	7.000%, due 11/01/25	7,665
71,866	7.000%, due 12/01/25	76,560
36,248	7.000%, due 12/01/25	38,616
32,138	7.000%, due 12/01/25	34,237
46,029	7.000%, due 02/01/26	49,036
85,541	7.000%, due 02/01/26	91,129
43,753	7.000%, due 03/01/26	46,586
58,116	7.000%, due 03/01/26	61,912
41,369	7.000%, due 03/01/26	44,047
122,966	7.000%, due 03/01/26	130,927
56,408	7.000%, due 03/01/26	60,093
203,507	7.500%, due 10/01/30	218,120
183,815	7.500%, due 11/01/30	197,014
126,305	7.500%, due 11/01/30	135,374
2,572,922	7.500%, due 06/25/32	2,756,751
3,301,563	7.500%, due 01/25/48	3,529,373
493,094	10.000%, due 02/25/19	551,015
		312,530,124
	Government National Mortgage Association: 1.0%
285,009	3.375%, due 04/20/28	290,505
207,521	4.000%, due 12/20/29	209,898
5,998,480	6.500%, due 10/15/31	6,321,825
432,026	7.000%, due 05/15/32	459,292
270,810	7.000%, due 04/15/26	288,838
199,328	7.000%, due 04/15/26	212,597
192,682	7.000%, due 04/15/26	205,508
188,704	7.000%, due 04/15/26	201,266
78,883	7.500%, due 01/15/30	84,754
171,791	7.500%, due 02/15/30	184,577
738	7.500%, due 02/15/30	793
155,545	7.500%, due 05/15/30	167,122
11,021	7.500%, due 06/15/30	11,841
30,994	7.500%, due 06/15/30	33,301
1,477	7.500%, due 07/15/30	1,587
48,002	7.500%, due 07/15/30	51,575
2,189	7.500%, due 07/15/30	2,352
1,801	7.500%, due 08/15/30	1,935
1,482	7.500%, due 08/15/30	1,592
43,958	7.500%, due 08/15/30	47,230
66,101	7.500%, due 10/15/30	71,021
1,441	7.500%, due 11/15/30	1,549
1,829	7.500%, due 11/15/30	1,965
2,006	7.500%, due 11/15/30	2,155
2,568	7.500%, due 11/15/30	2,759
39,838	7.500%, due 12/15/30	42,803
1,596	7.500%, due 01/15/31	1,715
1,549	7.500%, due 01/15/31	1,664
641	7.500%, due 02/15/31	689
3,889	7.500%, due 02/15/31	4,178
1,461	7.500%, due 02/15/31	1,570
1,659	7.500%, due 02/15/31	1,783
37,011	7.500%, due 02/15/31	39,762
51,321	7.500%, due 03/15/31	55,136
4,839	7.500%, due 03/15/31	5,199
35,824	7.500%, due 04/15/31	38,487
8,416	7.500%, due 09/15/31	9,042
1,086,943	7.500%, due 12/15/31	1,167,824
167,902	7.500%, due 01/15/32	180,403
72,314	7.500%, due 02/15/32	77,684
44,583	7.500%, due 03/15/32	47,894
140,584	7.500%, due 03/15/32	151,051

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		Government National Mortgage Association (continued)
$5,607		7.500%, due 04/15/32	$6,024
76,685		7.500%, due 05/15/32	82,380
27,745		7.500%, due 06/15/32	29,806
169,711		7.500%, due 06/15/32	182,316
109,957		7.500%, due 07/15/32	118,124
369,964		7.500%, due 08/15/32	397,442
1,031,600		7.500%, due 09/15/32	1,108,218
61,111		7.500%, due 04/15/22	66,125
12,009		7.500%, due 05/15/22	12,994
5,567		7.500%, due 06/15/22	6,024
6,638		7.500%, due 06/15/22	7,183
8,557		7.500%, due 08/15/22	9,259
7,657		7.500%, due 06/15/24	8,263
7,022		7.500%, due 06/15/24	7,578
37,730		7.500%, due 01/15/26	40,647
3,163		7.500%, due 07/15/26	3,408
56,875		7.500%, due 03/15/29	61,116
108,899		7.500%, due 04/15/29	117,019
183,565		7.500%, due 08/15/29	197,253
54,186		7.500%, due 09/15/29	58,226
53,968		7.500%, due 10/15/29	57,992
87,821		7.500%, due 12/15/29	94,376
			13,356,494
		Total U.S. Government Agency Obligations (Cost $417,046,862)	418,508,164

U.S. TREASURY OBLIGATIONS: 18.3%
		U.S. Treasury Bonds: 11.4%
50,334,000	W,S	4.250%, due 11/15/14	50,481,479
68,111,000	S	5.375%, due 02/15/31	73,671,649
2,321,000	S	6.250%, due 08/15/23	2,718,019
10,340,000	S	10.375%, due 11/15/12	12,331,267
13,481,000	S	13.250%, due 05/15/14	18,736,487
			157,938,901
		U.S. Treasury Notes: 6.3%
15,827,000	S	1.125%, due 06/30/05	15,725,612
8,837,000	S	3.000%, due 11/15/07	8,785,224
23,025,000	S	3.000%, due 11/15/07	23,001,630
40,791,000	S	3.500%, due 12/15/09	40,606,176
			88,118,642
		U.S. Treasury STRIP: 0.6%
14,659,000	S	4.690%, due 05/15/16	8,702,990
			8,702,990
		Total U.S. Treasury Obligations (Cost $255,808,981)	254,760,533

ASSET-BACKED SECURITIES: 6.7%
		Automobile Asset-Backed Securities: 1.0%
9,200,000		Capital Auto Receivables Asset Trust, 2.750%, due 04/16/07	9,174,076
4,320,000		Nissan Auto Receivables Owner Trust, 2.610%, due 07/15/08	4,279,781
			13,453,857
		Credit Card Asset-Backed Securities: 0.9%
8,800,000		Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	9,099,329
3,460,000		Fleet Credit Card Master Trust II, 2.400%, due 07/15/08	3,436,817
			12,536,146
		Home Equity Asset-Backed Securities: 3.8%
1,976,532		Argent Securities, Inc., 2.740%, due 03/25/34	1,975,677
1,749,277		Asset Backed Funding Certificates, 2.698%, due 11/25/33	1,750,042
5,714,635	XX	Bayview Financial Acquisition Trust, 2.918%, due 09/28/43	5,727,136
2,190,488		Centex Home Equity, 2.698%, due 01/25/34	2,192,544
368,272		Equity One ABS, Inc., 2.976%, due 09/25/33	367,891
3,656,363		GMAC Mortgage Corp Loan Trust, 2.360%, due 12/25/20	3,655,817
10,569,000	XX	GSAA Trust, 5.242%, due 05/25/35	10,593,316
3,785,601		Merrill Lynch Mortgage Investors, Inc., 2.778%, due 07/25/34	3,789,913
3,015,584		New Century Home Equity Loan Trust, 2.668%, due 04/25/34	3,017,524
1,403,482		Residential Asset Mortgage Products, Inc., 2.728%, due 06/25/33	1,403,445
2,871,000		Residential Asset Securities Corp., 2.540%, due 01/25/35	2,871,000
5,027,728	+	Residential Asset Securities Corp., 2.728%, due 12/25/33	5,038,650
2,602,000		Residential Funding Mortgage Securities II, 3.450%, due 01/25/16	2,601,566
7,465,000		Saxon Asset Securities Trust, 3.960%, due 06/25/33	7,491,688
			52,476,209
		Other Asset-Backed Securities: 1.0%
540,900		Ameriquest Mortgage Securities, Inc., 2.720%, due 02/25/34	541,494
1,210,441	XX	Amortizing Residential Collateral Trust, 2.918%, due 05/25/32	1,209,684
4,627,385		Chase Funding Mortgage Loan Asset-Backed Certificates, 2.718%, due 07/25/33	4,633,136
4,788,000		First Horizon Asset Back Trust, 2.420%, due 10/25/34	4,790,993

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount		Value
	Other Asset-Backed Securities (continued)
$3,256,000	Residential Asset Mortgage Products, Inc., 2.140%, due 02/25/30	$3,235,691
		14,410,998
	Total Asset-Backed Securities (Cost $93,055,359)	92,877,210

COLLATERALIZED MORTGAGE OBLIGATIONS: 26.3%
	Commercial Mortgage-Backed Securities: 5.2%
195,000	Bear Stearns Commercial Mortgage Securities, 4.030%, due 02/13/46	193,572
3,372,000	Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	3,395,294
777,000	Capco America Securitization Corp., 6.260%, due 10/15/30	837,663
279,000	Capco America Securitization Corp., 6.460%, due 10/15/30	303,560
6,167,579	Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	6,979,658
3,111,000	COMM, 3.600%, due 03/10/39	3,065,926
3,562,628	CS First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	3,508,925
3,500,000	DLJ Commercial Mortgage Corp., 6.460%, due 03/10/32	3,798,681
3,771,872	GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	3,765,713
421,000	GE Capital Commercial Mortgage Corp., 3.915%, due 11/10/38	416,560
301,000	GE Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	307,435
3,880,000	JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	3,883,919
7,385,994	JP Morgan Chase Commercial Mortgage Securities Corp., 4.275%, due 01/12/37	7,424,026
9,380,000	JP Morgan Chase Commercial Mortgage Securities Corp., 6.244%, due 04/15/35	10,039,529
176,000	LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	179,458
5,220,000	LB-UBS Commercial Mortgage Trust, 6.226%, due 03/15/26	5,657,214
4,500,000	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	5,144,451
9,271,662	Mortgage Capital Funding, Inc., 6.663%, due 03/18/30	9,922,889
4,121,250	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	4,057,280
		72,881,753
	Whole Loan Collateral PAC: 1.0%
4,983,864	GSR Mortgage Loan Trust, 2.818%, due 10/25/32	4,985,495
3,027,495	MASTR Alternative Loans Trust, 2.818%, due 11/25/33	3,028,562
4,664,104	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	4,742,384
1,428,288	Washington Mutual, 2.818%, due 03/25/34	1,431,480
		14,187,921
	Whole Loan Collateralized Mortgage Obligations: 19.9%
8,869,934	Banc of America Funding Corp., 5.750%, due 09/20/34	9,024,493
3,197,401	Bank of America Alternative Loan Trust, 2.868%, due 12/25/33	3,202,681
1,007,706	Bank of America Alternative Loan Trust, 5.500%, due 02/25/33	1,024,595
4,997,355	Bank of America Mortgage Securities, 2.868%, due 12/25/33	5,004,882
4,819,585	Bank of America Mortgage Securities, 5.000%, due 06/25/33	4,847,477
4,861,947	Bank of America Mortgage Securities, 5.000%, due 12/25/18	4,907,528
3,270,220	Bank of America Mortgage Securities, 5.250%, due 11/25/19	3,331,368
4,399,053	Bear Stearns Alt-A Trust, 2.738%, due 07/25/34	4,398,302
545,084	Bear Stearns Asset Backed Securities, Inc., 5.625%, due 11/25/32	544,021
4,541,951	Citicorp Mortgage Securities, Inc., 2.918%, due 10/25/33	4,534,757
5,272,682	Countrywide Alternative Loan Trust, 2.530%, due 09/25/34	5,274,330
3,858,000	Countrywide Alternative Loan Trust, 2.720%, due 02/25/35	3,858,000
2,596,058	Countrywide Alternative Loan Trust, 2.818%, due 07/25/18	2,601,331
4,603,321	Countrywide Alternative Loan Trust, 5.000%, due 10/25/18	4,646,477
3,793,237	Countrywide Alternative Loan Trust, 5.000%, due 08/25/19	3,827,698

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		Whole Loan Collateralized Mortgage Obligations (continued)
$5,053,197		Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18	$5,100,571
4,715,000	XX	Countrywide Home Loan Mortgage Pass Through Trust, 6.000%, due 11/25/34	4,938,573
7,810,000		CS First Boston Mortgage Securities Corp., 4.140%, due 10/25/33	7,815,267
8,683,511		First Horizon Alternative Mortgage Securities, 4.835%, due 06/25/34	8,704,556
5,672,905		GMAC Mortgage Corp. Loan Trust, 5.250%, due 04/25/34	5,717,163
9,269,000		GMAC Mortgage Corp. Loan Trust, 5.500%, due 01/25/34	9,487,530
2,408,103		GSR Mortgage Loan Trust, 4.500%, due 08/25/19	2,426,771
5,654,169		GSR Mortgage Loan Trust, 6.500%, due 01/25/34	5,892,707
4,658,000		Harborview Mortgage Loan Trust, 2.770%, due 01/19/35	4,658,000
4,369,548		Homebanc Mortgage Trust, 2.848%, due 08/25/29	4,366,256
10,999,782		JP Morgan Mortgage Trust, 6.500%, due 11/25/34	11,496,772
7,833,000		MASTR Alternative Loans Trust, 5.500%, due 01/25/20	8,038,616
5,196,000		MASTR Alternative Loans Trust, 5.750%, due 09/25/34	5,359,930
8,593,044		MASTR Alternative Loans Trust, 6.000%, due 09/25/34	8,829,353
2,842,287		MASTR Alternative Loans Trust, 6.500%, due 05/25/33	2,906,291
3,763,779		MASTR Asset Securitization Trust, 2.868%, due 11/25/33	3,773,410
4,689,000		MASTR Asset Securitization Trust, 5.500%, due 09/25/34	4,710,151
6,531,059		MLCC Mortgage Investors, Inc., 2.648%, due 04/25/29	6,511,489
3,203,420		MLCC Mortgage Investors, Inc., 2.738%, due 01/25/29	3,207,537
4,707,387		MLCC Mortgage Investors, Inc., 2.778%, due 04/25/29	4,712,383
6,459,313		Prime Mortgage Trust, 5.250%, due 11/25/19	6,594,188
5,338,520		Residential Accredit Loans, Inc., 2.868%, due 03/25/18	5,350,368
4,611,000	XX	Residential Asset Securitization Trust, 5.500%, due 11/25/34	4,630,810
2,118,833		Residential Funding Mtg. Sec. I, 2.868%, due 05/25/33	2,123,226
1,439,620		Residential Funding Mtg. Sec. I, 2.918%, due 12/25/33	1,439,918
6,837,000	XX	Residential Funding Mtg. Sec. I, 5.750%, due 09/25/34	6,989,921
3,434,000		Sequoia Mortgage Trust, 2.683%, due 01/20/35	3,434,000
3,536,299		Structured Asset Securities Corp., 5.500%, due 07/25/33	3,567,242
11,900,000		Structured Asset Securities Corp., 6.000%, due 03/25/34	12,228,015
5,882,832		Thornburg Mortgage Securities Trust, 2.768%, due 12/25/33	5,882,317
5,558,139		Thornburg Mortgage Securities Trust, 2.788%, due 09/25/34	5,571,254
5,718,000		Washington Mutual, 2.510%, due 01/25/35	5,718,000
4,693,414		Washington Mutual, 2.838%, due 06/25/44	4,696,127
2,898,049		Washington Mutual, 5.000%, due 06/25/18	2,927,029
6,268,979		Washington Mutual, 6.000%, due 06/25/34	6,441,376
1,067,398		Wells Fargo Mortgage Backed Securities Trust, 2.918%, due 02/25/34	1,066,539
4,154,000		Wells Fargo Mortgage Backed Securities Trust, 3.989%, due 01/25/35	4,131,121
5,950,000		Wells Fargo Mortgage Backed Securities Trust, 4.500%, due 08/25/18	5,733,694
8,550,735		Wells Fargo Mortgage Backed Securities Trust, 5.000%, due 12/25/33	8,430,494
			276,636,905
		Whole Loan Collateralized Support CMO: 0.2%
3,057,953		Bank of America Mortgage Securities, 5.500%, due 11/25/33	3,067,866
			3,067,866
		Total Collateralized Mortgage Obligations (Cost $367,477,941)	366,774,445

MUNICIPAL BONDS: 0.3%
		Municipal: 0.3%
1,325,000		City of New York NY, 5.000%, due 11/01/08	1,432,418
1,325,000		City of New York NY, 5.000%, due 11/01/11	1,462,389
1,315,000		City of New York NY, 5.000%, due 11/01/15	1,443,278
		Total Municipal Bonds (Cost $4,341,178)	4,338,085

OTHER BONDS: 1.1%
		Sovereign: 1.1%
1,108,240	@@	Brazilian Government Intl. Bond, 3.125%, due 04/15/12	1,062,407
977,000	@@	Brazilian Government Intl. Bond, 12.250%, due 03/06/30	1,294,525
1,558,000	@@	Columbia Government Intl. Bond, 10.000%, due 01/23/12	1,807,280

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		Sovereign (continued)
$2,322,000	@@	Dominican Republic Intl. Bond, 9.040%, due 01/23/13	$1,979,505
2,961,000	@@,+	Russia Government Intl. Bond, 5.000%, due 03/31/30	3,065,819
1,270,000	@@	Turkey Government Intl. Bond, 12.375%, due 06/15/09	1,600,200
999,000	@@	Ukraine Government Intl. Bond, 5.330%, due 08/05/09	1,060,139
1,107,000	@@,#	Ukraine Government Intl. Bond, 7.650%, due 06/11/13	1,184,490
1,918,644	@@,XX,S	Uruguay Government Intl. Bond, 10.500%, due 10/20/06	2,253,102
753,000	@@	Venezuela Government Intl. Bond, 8.500%, due 10/08/14	800,063
		Total Other Bonds (Cost $14,842,849)	16,107,530

Shares			Value

PREFERRED STOCK: 0.5%
		Banks: 0.4%
511	@,#,XX	DG Funding Trust	5,482,074
			5,482,074
		Electric: 0.1%
49,875	@,S	TECO Energy, Inc.	1,288,957
			1,288,957
		Total Preferred Stock (Cost $6,816,254)	6,771,031
		Total Long-Term Investments (Cost $1,505,532,659)	1,511,350,700

Principal Amount			Value

SHORT-TERM INVESTMENTS: 6.1%

		Commercial Paper: 5.0%
$5,000,000		BellSouth Corp., 1.990%, due 01/05/05	4,998,619
13,400,000	S	Concord Minuteman Cap B, 2.380%, due 01/11/06	13,400,000
10,000,000	S	Concord Minuteman, 2.390%, due 01/13/06	9,999,500
1,500,000		Daimler Chrystler, 0.000%, due 01/07/05	1,499,297
8,000,000	S	Daimler Chrysler, 0.000%, due 01/31/05	7,982,296
2,500,000		Daimler Chrysler, 2.450%, due 01/12/05	2,497,958
2,500,000		Daimler Chrysler, 2.580%, due 01/03/05	2,499,481
14,000,000	S	Guidant Corp., 2.400%, due 01/10/05	13,990,667
4,500,000	S	Kellogg Co., 2.420%, due 01/18/05	4,494,555
8,808,000	S	Kraft Foods, Inc., 2.450%, due 01/24/05	8,793,614
		Total Commercial Paper (Cost $70,158,867)	70,155,987

REPURCHASE AGREEMENT: 1.1%
15,302,000	Goldman Sachs Repurchase Agreement dated 12/31/04, 2.230%, due 01/03/05, $15,304,844 to be received upon repurchase (Collateralized by $15,345,000 Federal Home Loan Mortgage Corporation, 5.125%, Market Value plus accrued interest $15,608,186, due 01/28/19)		15,302,000
	Total Repurchase Agreement (Cost $15,302,000)		15,302,000
	Total Short-Term Investments (Cost $85,460,867)		85,457,987
	Total Investments In Securities (Cost $1,590,993,526)*	114.5%	$1,596,808,687
	Other Assets and Liabilities-Net	(14.5)	(202,524,658)
	Net Assets	100.0%	$1,394,284,029

@                                    Non-income producing security

@@                        Foreign issuer

STRIP              Separate Trading of Registered Interest and Principal of Securities

+                                         Step-up basis bonds. Interest rates shown reflect current and future coupon rates.

#                                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C                                        Bond may be called prior to maturity date.

W                                   When-issued or delayed delivery security.

S                                         Segregated securities for futures, when issued on delayed delivery securities held at December 31, 2004.

I                                            Illiquid security

XX                              Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund’s valuation procedures.

*                                         Cost for federal income tax purposes is $1,591,691,158. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$11,823,234
Gross Unrealized Depreciation	(6,705,705)
Net Unrealized Appreciation	$5,117,529

Information concerning open futures contracts at December 31, 2004 is shown below:

	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
Long Contracts
U.S. Long Bond	250	$28,125,000	03/31/2005	$217,500

Short Contracts
U.S. 5 Year Note	380	$41,621,875	03/31/2005	$(58,306)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP MONEY MARKET PORTFOLIO(1)	AS OF DECEMBER 31, 2004

Principal Amount			Value
CORPORATE BONDS/NOTES: 36.5%
$9,000,000		ABN AMRO Bank NV, 1.170%, due 01/03/05	$8,999,177
9,000,000		American General Financial, 2.403%, due 01/06/06	9,000,000
5,150,000		American Honda Finance, 2.140%, due 04/11/05	5,150,000
6,300,000		American Honda Finance, 2.370%, due 05/16/05	6,300,000
13,200,000		Associates Corp. NA, 2.649%, due 06/27/05	13,216,500
15,800,000		Bank One Corp., 7.625%, due 08/01/05	16,234,500
13,500,000		Bank One NA, 2.558%, due 07/26/05	13,516,875
12,300,000		Bear Stearns Cos., Inc., 2.351%, due 01/05/06	12,300,000
12,750,000		Bear Stearns Cos., Inc., 2.428%, due 01/28/06	12,750,000
13,500,000		Bear Stearns Cos., Inc., 2.460%, due 11/28/05	13,516,875
12,500,000		Credit Suisse First Boston USA, Inc., 2.508%, due 01/14/05	12,500,000
8,600,000		Credit Suisse First Boston USA, Inc., 2.510%, due 02/08/05	8,600,000
16,000,000		General Electric Capital Corp., 2.460%, due 01/09/06	16,020,000
16,007,000		General Electric Capital Corp., 2.615%, due 03/15/05	16,007,000
12,050,000	#	Goldman Sachs Group LP, 2.393%, due 01/13/06	12,050,000
7,800,000	@@,#	HBOS Treasury Services PLC, 2.270%, due 12/30/05	7,808,315
19,500,000	@@,#	HBOS Treasury Services PLC, 2.550%, due 01/24/06	19,503,120
6,500,000		JPMorgan Chase & Co., 2.769%, due 03/29/05	6,508,125
11,400,000		Merrill Lynch & Co., Inc., 1.978%, due 01/05/05	11,400,000
13,500,000	#,I	Money Market Trust LLY, 2.356%, due 06/03/05	13,499,460
31,400,000	#,I	Money Market Trust Series A, 2.478%, due 01/09/06	31,406,907
12,200,000		Morgan Stanley, 2.523%, due 08/15/05	12,212,993
3,800,000		PNC Bank NA, 2.510%, due 05/18/05	3,804,750
9,500,000	#	The Bank of New York Co., Inc., 2.438%, due 01/27/06	9,500,000
9,900,000		Toyota Motor Credit Corp., 2.200%, due 02/07/05	9,900,000
20,475,000		Verizon Global Funding Corp., 6.750%, due 12/01/05	21,140,438
9,500,000		Wachovia Corp., 2.840%, due 03/31/05	9,508,645
31,200,000		Wal-Mart Stores, Inc., 2.296%, due 02/22/05	31,200,000
5,400,000		Washington Mutual Bank, 2.060%, due 07/18/05	5,400,000
10,800,000		Wells Fargo & Co., 2.310%, due 02/02/06	10,800,000
14,300,000		Wells Fargo & Co., 2.579%, due 09/29/05	14,317,875
7,800,000		Westpac Banking Corp., 2.450%, due 01/11/06	7,799,493
		Total Corporate Bonds/Notes (Cost $401,887,509)	401,871,048
COMMERCIAL PAPER: 33.1%
7,220,000		ASB Bank Ltd., 2.360%, due 02/02/05	7,204,447
29,550,000		BellSouth Corp., 1.990%, due 01/05/05	29,541,837
19,000,000		Concord Minutemen Cap, 2.350%, due 01/09/06	19,000,000
18,200,000		Concord Minuteman Cap B, 2.380%, due 01/11/06	18,200,000
12,800,000		Concord Minutemen Cap, 2.390%, due 01/13/05	12,788,953
11,000,000		Credit Suisse First Boston Corp., 2.050%, due 01/10/05	10,993,725
11,400,000		Credit Suisse First Boston Corp., 2.070%, due 01/12/05	11,392,151
22,200,000		Corporate Asset Funding Corp., 2.150%, due 01/06/05	22,192,045
36,300,000		Crown Point Capital Co., 2.370%, due 03/08/05	36,140,280
11,400,000		Galaxy Funding, 2.140%, due 01/13/05	11,391,181
11,400,000	#	Goldman Sachs Group, 2.388%, due 07/29/05	11,404,321
11,400,000	@@	Greenwich Capital Holdings, Inc., 2.358%, due 01/14/05	11,400,000
16,000,000		Houshold Financial Corp., 2.200%, due 01/11/05	15,989,244
11,000,000		Monument Gardens, 2.250%, due 01/18/05	10,987,625
9,000,000		Monument Gardens, 2.390%, due 01/24/05	8,985,660
15,400,000		Monument Gardens, 2.400%, due 01/24/05	15,375,361
7,700,000		St. Germain Holdings Ltd., 2.310%, due 01/28/05	7,686,166
11,200,000		St. Germain Holdings Ltd., 2.360%, due 01/18/05	11,186,784
5,900,000		St. Germain Holdings Ltd., 2.460%, due 02/14/05	5,881,931
11,000,000		Thunder Bay Funding, 2.240%, due 01/10/05	10,993,155
14,400,000		Thunder Bay Funding, 2.350%, due 01/25/05	14,376,501
9,000,000		Thunder Bay Funding, 2.350%, due 01/26/05	8,984,725
10,900,000		Tulip Funding Corp., 2.290%, due 01/10/05	10,893,078
11,000,000		Tulip Funding Corp., 2.290%, due 01/19/05	10,986,702
5,443,000		Tulip Funding Corp., 2.380%, due 01/07/05	5,440,481
24,600,000		Verizon Global Funding, 2.600%, due 01/13/06	24,630,750
		Total Commercial Paper (Cost $364,050,293)	364,047,103

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP MONEY MARKET PORTFOLIO(1)	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 9.8%
		Federal Home Loan Bank: 5.3%
$12,100,000		1.400%, due 02/25/05	$12,080,760
11,700,000		1.425%, due 04/04/05	11,670,096
7,900,000		1.470%, due 02/28/05	7,887,858
7,900,000		1.500%, due 03/01/05	7,887,676
11,600,000		1.600%, due 03/01/05	11,585,738
7,200,000		1.600%, due 05/16/05	7,173,000
			58,285,128
		Federal Home Loan Mortgage Corporation: 1.1%
11,900,000		1.500%, due 02/14/05	11,889,026
			11,889,026
		Federal National Mortgage Association: 3.4%
13,300,000		1.400%, due 02/25/05	13,278,852
11,500,000		1.550%, due 05/04/05	11,465,144
5,400,000		1.610%, due 05/13/05	5,386,500
8,000,000		1.630%, due 01/03/05	7,999,508
			38,130,004
		Total U.S. Government Agency Obligations (Cost $108,500,000)	108,304,158

CERTIFICATE OF DEPOSIT: 5.8%
11,400,000		ABN Amro Bank NV, 2.335%, due 03/18/05	11,400,000
16,800,000	@@	Barclays Bank PLC, 1.913%, due 02/03/05	16,800,079
5,700,000		HSBC Bank, 1.555%, due 04/22/05	5,683,071
11,500,000		Royal Bank of Canada, 2.350%, due 03/30/05	11,500,000
8,000,000		Wells Fargo Bank, 2.350%, due 01/27/05	8,000,000
11,000,000		Wells Fargo Bank, 2.420%, due 01/07/05	11,000,000
		Total Certificate of Deposit (Cost $64,399,170)	64,383,150

COLLATERALIZED MORTGAGE OBLIGATIONS: 7.4%
11,000,000	#,XX	Blue Heron Funding Ltd., 2.443%, due 05/18/05	11,000,000
11,500,000	#,XX	Blue Heron Funding Ltd., 2.443%, due 03/18/05	11,500,000
11,600,000	#,XX	Blue Heron Funding Ltd., 2.448%, due 02/23/05	11,599,487
11,400,000		CHEYNE 2004-1A, 2.280%, due 11/10/05	11,400,000
13,900,000	#,I,XX	Newcastle CDO I Ltd., 2.447%, due 10/24/05	13,900,000
13,700,000	#,XX	Putnam Structured Product CDO, 2.423%, due 02/15/05	13,700,000
8,500,000	#	Whitehawk CDO Funding Ltd., 2.520%, due 03/15/05	8,500,000
		Total Collateralized Mortgage Obligations (Cost $81,600,000)	81,599,487

REPURCHASE AGREEMENT: 7.2%
$79,545,000	Goldman Sachs Repurchase Agreement dated 12/31/04, 2.230%, due 01/03/05, $79,559,782 to be received upon repurchase (Collateralized by $81,499,000 various U.S. Government Agency Obligations, 2.600% - 4.750%, Market Value plus accrued interest $81,135,908, due 08/07/06 - 03/29/19)		$79,545,000
	Total Repurchase Agreement (Cost $79,545,000)		79,545,000
	Total Investments In Securities (Cost $1,099,981,972)*	99.8%	$1,099,749,946
	Other Assets and Liabilities-Net	0.2	1,721,268
	Net Assets	100.0%	$1,101,471,214

(1)                                  All securities with a maturity date greater than 13 months have either a variable rate, demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

@@                        Foreign issuer

#                                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

I                                            Illiquid security

XX                              Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund’s valuation procedures.

*                                         Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$112,530
Gross Unrealized Depreciation	(344,556)
Net Unrealized Depreciation	$(232,026)

Industry	Percentage of Net Assets
Commercial Banks - Central U.S.	6.1%
Commercial Banks - Eastern U.S.	2.3
Commercial Banks - Non-U.S.	2.6
Diversified Financial Services	4.1
Federal Home Loan Bank	5.3
Federal Home Loan Mortgage Corporation	1.1
Federal National Mortgage Association	3.5
Fiduciary Banks	0.9
Finance - Auto Loans	1.9
Finance - Investment Banker/Broker	7.1
Insurance	0.8
Investment Companies	1.9
Money Center Banks	2.5
Retail	2.8
Retail Nurseries And Garden Stores	1.2
S&L/Thrifts - Western U.S.	0.5
Special Purpose Entity	34.7
Super-Regional Banks - U.S.	6.4
Telecom Services	4.2
Telephone - Integrated	2.7
Repurchase Agreement	7.2
Other Assets and Liabilities, Net	0.2
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004

Shares			Value
COMMON STOCK: 97.4%
		Biotechnology: 7.7%
77,242	@	Arqule, Inc.	$447,231
15,400	@	Celgene Corp.	408,562
20,500	@	Chiron Corp.	683,265
23,500	@	Genentech, Inc.	1,279,340
46,000	@	Incyte Corp.	459,540
6,500	@	Invitrogen Corp.	436,345
21,800	@	MedImmune, Inc.	590,998
38,000	@	Millennium Pharmaceuticals, Inc.	460,560
31,600	@	Protein Design Labs, Inc.	652,856
29,500	@	Telik, Inc.	564,630
26,000	@	Transkaryotic Therapies, Inc.	660,140
			6,643,467
		Commercial Services: 1.3%
41,900	@,@@	Accenture Ltd. - Class A	1,131,300
			1,131,300
		Computers: 8.3%
41,900	@	Cadence Design Systems, Inc.	578,639
26,650	@	Dell, Inc.	1,123,031
80,300	@	EMC Corp.	1,194,061
42,100		Hewlett-Packard Co.	882,837
160,000	@@	Hon Hai Precision Industry Co. Ltd.	743,138
14,100		International Business Machines Corp.	1,389,979
582,000	@@	Lite-On Technology Corp.	623,439
364,000	@@	Quanta Computer, Inc.	655,016
			7,190,140
		Electrical Components and Equipment: 2.1%
38,400	@	General Cable Corp.	531,840
3,000	@@	Samsung Electronics Co. Ltd.	1,303,503
			1,835,343
		Electronics: 3.1%
50,200	@	Agilent Technologies, Inc.	1,209,820
28,300	@	Thermo Electron Corp.	854,377
52,300	@	TTM Technologies, Inc.	617,140
			2,681,337
		Healthcare-Products: 6.2%
11,300		Alcon, Inc.	910,780
19,300		Biomet, Inc.	837,427
36,800	@	Boston Scientific Corp.	1,308,240
80,200	@	Caliper Life Sciences, Inc.	603,906
9,300		Guidant Corp.	670,530
25,100	@	St. Jude Medical, Inc.	1,052,443
			5,383,326
		Internet: 7.3%
59,800	@	aQuantive, Inc.	534,612
17,000	@	Ask Jeeves, Inc.	454,750
5,400	@	eBay, Inc.	627,912
89,300	@	iVillage, Inc.	551,874
32,600	@	McAfee, Inc.	943,118
35,000	@	Symantec Corp.	901,600
47,700	@	TIBCO Software, Inc.	636,318
14,200	@	VeriSign, Inc.	475,984
32,000	@	Yahoo!, Inc.	1,205,760
			6,331,928
		Leisure Time: 0.7%
17,000	@	WMS Industries, Inc.	$570,180
			570,180
		Pharmaceuticals: 8.8%
44,900	@	Auxilium Pharmaceuticals, Inc.	392,875
82,000	@	Dyax Corp.	592,040
7,500	@	Eyetech Pharmaceuticals, Inc.	341,250
43,400	@	First Horizon Pharmaceutical Corp.	993,426
13,200	@	Forest Laboratories, Inc.	592,152
17,400	@	Gilead Sciences, Inc.	608,826
12,600	@	Medco Health Solutions, Inc.	524,160
12,800	@	Neurocrine Biosciences, Inc.	631,040
20,710	@	NitroMed, Inc.	551,922
21,200	@	Noven Pharmaceuticals, Inc.	361,672
27,700	@	NPS Pharmaceuticals, Inc.	506,356
42,200	@	Nuvelo, Inc.	415,670
32,900	@	Salix Pharmaceuticals Ltd.	578,711
30,600	@	Vicuron Pharmaceuticals, Inc.	532,746
			7,622,846
		Semiconductors: 19.4%
23,750		Analog Devices, Inc.	876,850
63,400	@	Applied Materials, Inc.	1,084,140
39,620	@	Bookham, Inc.	191,761
30,000	@	Broadcom Corp.	968,400
43,800	@	Emulex Corp.	737,592
38,500	@	Fairchild Semiconductor Intl., Inc.	626,010
34,300	@	Integrated Circuit Systems, Inc.	717,556
51,350		Intel Corp.	1,201,076
9,900	@	International Rectifier Corp.	441,243
36,700		Intersil Corp.	614,358
18,300	@	KLA-Tencor Corp.	852,414
21,750	@	Lam Research Corp.	628,793
16,800		Linear Technology Corp.	651,168
15,200		Maxim Integrated Products, Inc.	644,328
48,100	@	MEMC Electronic Materials, Inc.	637,325
29,000		National Semiconductor Corp.	520,550
540,000	@,@@	Powerchip Semiconductor Corp.	450,137
65,100	@	Skyworks Solutions, Inc.	613,893
112,878	@@	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	958,334
37,100	@	Teradyne, Inc.	633,297
43,350		Texas Instruments, Inc.	1,067,277
17,400	@	Varian Semiconductor Equipment Associates, Inc.	641,190
29,800		Xilinx, Inc.	883,570
			16,641,262
		Software: 18.1%
17,000		Adobe Systems, Inc.	1,066,580
28,300	@	Ascential Software Corp.	461,573
37,800	@	BMC Software, Inc.	703,080
24,200	@	Citrix Systems, Inc.	593,626
31,000		Computer Associates Intl., Inc.	962,860
104,300	@	Compuware Corp.	674,821
27,300	@	Digi Intl., Inc.	469,287
21,500	@	Electronic Arts, Inc.	1,326,120
77,600	@	Informatica Corp.	630,112
8,750	@	Intuit, Inc.	385,088
67,800	@	Lawson Software, Inc.	465,786
64,300		Microsoft Corp.	1,717,452
146,400	@	OpenTV Corp.	562,176
106,000	@	Oracle Corp.	1,454,320

See Accompanying Notes to Financial Statements

ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

Shares				Value
		Software (continued)
30,400	@@	SAP AG ADR		$1,343,984
35,600	@@	Satyam Computer Services Ltd. ADR		859,028
59,500	@	Siebel Systems, Inc.		624,750
80,100		Travelsky Technology LTD		64,984
41,700	@	Veritas Software Corp.		1,190,535
				15,556,162
		Telecommunications: 14.4%
228,800	@	ADC Telecommunications, Inc.		613,184
29,400		Adtran, Inc.		562,716
52,200	@	Alamosa Holdings, Inc.		650,934
26,500	@	Andrew Corp.		361,195
37,800	@	Avaya, Inc.		650,160
67,300	@	Cisco Systems, Inc.		1,298,889
13,800		Harris Corp.		852,702
32,500	@	Juniper Networks, Inc.		883,675
4,100	@@	Mobile TeleSystems SP ADR		567,891
38,000	@	Netgear, Inc.		691,220
19,900	@	Nextel Communications, Inc.		597,000
69,500	@	Powerwave Technologies, Inc.		589,360
19,700		QUALCOMM, Inc.		835,280
31,300		Scientific-Atlanta, Inc.		1,033,213
20,178	@@	Telekomunikasi Indonesia Tbk PT ADR		424,142
87,786	@	Telesp Celular Participacoes SA ADR		596,945
29,132	@,@@	Telesystem Intl. Wireless, Inc.		325,987
24,717	@@	Turkcell Iletisim Hizmet AS ADR		447,378
15,400	@	Western Wireless Corp.		451,220
				12,433,091
		Total Common Stock (Cost $76,214,396)		84,020,382
		Total Investments In Securities (Cost $76,214,396)*	97.4%	$84,020,382
		Other Assets and Liabilities-Net	2.6	2,270,899
		Net Assets	100.0%	$86,291,281

@                                    Non-income producing security

@@                        Foreign issuer

ADR                     American Depositary Receipt

*                                         Cost for federal income tax purposes is $76,821,774. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$10,520,363
Gross Unrealized Depreciation	(3,321,755)
Net Unrealized Depreciation	$7,198,608

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INTERNATIONAL EQUITY PORTFOLIO	AS OF DECEMBER 31, 2004

Shares			Value
COMMON STOCK: 95.8%

		Australia: 3.1%
39,700	@	BHP Billiton Ltd.	$476,431
63,700		Boral Ltd.	344,342
42,900	@	QBE Insurance Group Ltd.	517,574
14,100		St. George Bank Ltd.	279,310
			1,617,657
		Austria: 0.9%
24,100		Telekom Austria AG	456,917
			456,917
		Belgium: 1.9%
18,000		Fortis	497,303
9,600		UCB SA	488,025
			985,328
		Brazil: 0.4%
3,100		Banco Itau Holding Financeira SA ADR	233,027
			233,027
		Denmark: 1.3%
15,700		TDC A/S	665,208
			665,208
		Finland: 1.2%
38,900		Nokia Oyj	609,171
			609,171
		France: 7.0%
18,100		Credit Agricole SA	546,366
21,700	@	France Telecom SA	716,960
6,000		Peugeot SA	380,634
12,420		Sanofi-Aventis	992,996
4,800		Total SA	1,051,261
			3,688,217
		Germany: 9.6%
49,200		Deutsche Telekom AG	1,111,850
8,800		E.ON AG	801,332
6,500		Fresenius Medical Care AG	523,449
7,700		Metro AG	424,441
9,300		RWE AG	513,536
3,300		SAP AG	584,325
7,900		Siemens AG	668,761
20,900		ThyssenKrupp AG	460,350
			5,088,044
		Greece: 1.4%
9,600		Alpha Bank AE	334,870
22,010		Hellenic Telecommunications Organization SA	396,009
			730,879
		Hong Kong: 1.6%
48,000	@	Cheung Kong Holdings Ltd.	478,953
127,000		Citic Pacific Ltd.	361,736
			840,689
		India: 0.3%
6,200	#	Reliance Industries Ltd. GDR	159,712
			159,712
		Indonesia: 0.4%
11,000		Telekomunikasi Indonesia Tbk PT ADR	231,220
			231,220
		Ireland: 1.8%
30,000		Bank of Ireland	495,677
26,600		Depfa Bank PLC	448,058
			943,735
		Italy: 5.1%
69,500	@	Enel S.p.A.	683,196
30,600		Mediaset S.p.A.	387,412
252,900		Telecom Italia S.p.A.	1,032,436
98,400		UniCredito Italiano S.p.A.	565,989
			2,669,033
		Japan: 22.1%
17,800		Chubu Electric Power Co., Inc.	427,325
19,000		Dai Nippon Printing Co., Ltd.	305,889
76		East Japan Railway Co.	423,357
140,000	@	Isuzu Motors Ltd.	413,917
19,800		JFE Holdings, Inc.	565,730
17,500		Kyushu Electric Power Co., Inc.	353,518
10,600		Lawson, Inc.	391,635
29,600		Marui Co. Ltd.	397,851
43,000		Matsushita Electric Industrial Co., Ltd.	688,997
59,000		Meiji Dairies Corp.	351,220
177,000		Mitsubishi Chemical Corp.	538,596
54,000		Mitsui OSK Lines Ltd.	324,221
45,000	@	Mitsui Sumitomo Insurance Co., Ltd.	392,376
70,000		Mitsui Trust Holdings, Inc.	704,190
168		Mizuho Financial Group, Inc.	851,463
106		Nippon Telegraph & Telephone Corp.	479,763
79,000	@	Oki Electric Industry Co. Ltd.	340,717
22,000		Onward Kashiyama Co. Ltd.	319,999
17,600	@	Sankyo Co., Ltd.	398,503
8,400		Seiko Epson Corp.	374,527
38,000		Sumitomo Electric Industries Ltd.	415,778
68,000		Sumitomo Trust & Banking Co., Ltd.	492,978
9,700	@	Takeda Pharmaceutical Co., Ltd.	489,767
5,630		Takefuji Corp.	380,746
109,000		Toshiba Corp.	469,365
28,200		Yamaha Corp.	432,110
			11,724,538
		Netherlands: 3.5%
35,600	@	Aegon NV	484,578
5,400		DSM NV	349,214
52,400	@	Koninklijke Ahold NV	406,052
22,500		Koninklijke Philips Electronics NV	596,272
			1,836,116
		Norway: 0.6%
4,000		Norsk Hydro ASA	314,562
			314,562
		Russia: 0.5%
2,200		LUKOIL ADR	269,500
			269,500

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INTERNATIONAL EQUITY PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Singapore: 0.7%
39,000		DBS Group Holdings Ltd.	$384,468
			384,468
		South Korea: 0.8%
5,400	@	Kookmin Bank ADR	211,032
1,000	@	Samsung Electronics Co. Ltd. GDR	219,436
			430,468
		Spain: 3.7%
7,700		Banco Popular Espanol SA	506,995
53,800	@	Banco Santander Central Hispano SA	667,136
29,200	@	Repsol YPF SA	759,555
			1,933,686
		Sweden: 3.2%
14,500		Electrolux AB	332,199
57,900		Nordea Bank AB	583,680
80,600		Skandia Forsakrings AB	401,029
33,500		Swedish Match AB	387,516
			1,704,424
		Switzerland: 5.5%
9,960		Roche Holding AG	1,143,242
4,610		Swiss Reinsurance Co.	328,011
11,490		UBS AG	963,167
2,792	@	Zurich Financial Services AG	464,900
			2,899,320
		Taiwan: 0.4%
26,600		Taiwan Semiconductor Manufacturing Co. Ltd. ADR	225,834
			225,834
		United Kingdom: 18.8%
18,400		Anglo American PLC	434,166
107,500		BAE Systems PLC	474,903
130,533		BP PLC	1,270,148
85,500	@	British Airways PLC	385,285
38,800		Enterprise Inns PLC	590,425
83,200	@	HSBC Holdings PLC	1,401,748
266,900		Legal & General Group PLC	562,363
47,900	@	Reed Elsevier PLC	441,519
127,900		Rentokil Initial PLC	361,806
33,903	@	Royal Bank of Scotland Group PLC	1,138,625
28,000		Severn Trent PLC	519,062
164,400		Shell Transport & Trading Co. PLC	1,406,605
32,000		Smith and Nephew PLC	327,431
61,700	@	Unilever PLC	605,301
			9,919,387
		Total Common Stock (Cost $42,326,896)	50,561,140

Principal Amount			Value
SHORT-TERM INVESTMENTS: 4.2%

	Repurchase Agreement: 4.2%
$2,203,000	Goldman Sachs Repurchase Agreement dated 12/31/04, 2.230%, due 01/03/05, $2,203,409 to be received upon repurchase (Collateralized by $2,071,000 Various U.S. Government Agency Obligations, 1.625%-5.750%, Market Value plus accrued interest $2,247,837, due 04/15/05-12/15/09)		$2,203,000
	Total Short-Term Investments (Cost $2,203,000)		2,203,000
	Total Investments In Securities (Cost $44,529,896)*	100.0%	$52,764,140
	Other Assets and Liabilities-Net	0.0	5,708
	Net Assets	100.0%	$52,769,848

@                                    Non-income producing security

ADR                     American Depositary Receipt

GDR                       Global Depositary Receipt

#                                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

*                                         Cost for federal income tax purposes is $44,686,078. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$8,176,231
Gross Unrealized Depreciation	(98,169)
Net Unrealized Appreciation	$8,078,062

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INTERNATIONAL EQUITY PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Industry	Percentage of Net Assets
Aerospace/Defense	0.9%
Agriculture	0.7
Airlines	0.7
Apparel	0.6
Auto Manufacturers	1.5
Banks	21.4
Building Materials	0.7
Chemicals	2.0
Commercial Services	1.3
Diversified Financial Services	0.7
Electric	5.3
Electrical Components and Equipment	2.1
Electronics	1.1
Food	3.4
Healthcare-Products	1.6
Holding Companies-Diversified	0.7
Home Furnishings	2.8
Insurance	6.0
Iron/Steel	1.9
Media	1.6
Mining	1.7
Miscellaneous Manufacturing	1.3
Office/Business Equipment	0.7
Oil and Gas	9.6
Pharmaceuticals	6.7
Real Estate	0.9
Retail	2.6
Semiconductors	0.4
Software	1.1
Telecommunications	11.4
Transportation	1.4
Water	1.0
Repurchase Agreement	4.2
Other Assets and Liabilities, Net	0.0
Net Assets	100.0%

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends paid during the year ended December 31, 2004 were as follows:

Fund Name	Type	Per Share Amount
ING VP Balanced Portfolio
Class I	NII	$0.2583
Class S	NII	$0.2536
ING VP Growth and Income Portfolio
Class I	NII	$0.4487
Class S	NII	$0.3855
ING VP Growth Portfolio
Class I	NII	$0.0113
Class S	NII	$—
ING VP Small Company Portfolio
Class I	NII	$0.0494
Class S	NII	$0.0478
ING VP Value Opportunity Portfolio
Class I	NII	$0.1070
Class S	NII	$0.0915
ING VP Intermediate Bond Portfolio
Class I	NII	$1.1120
Class S	NII	$1.1016
Class I	STCG	$0.5100
Class S	STCG	$0.5100
Class I	LTCG	$0.0529
Class S	LTCG	$0.0529
ING VP Money Market Portfolio
Class I	NII	$0.1358
ING VP International Equity Portfolio
Class I	NII	$0.0940
Class S	NII	$0.0883

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2004, the following percentages qualify for the dividends received deduction available to corporate shareholders:

ING VP Balanced Portfolio:	36.11%
ING VP Growth and Income Portfolio:	100.00%
ING VP Growth Portfolio:	100.00%
ING VP Small Company Portfolio:	100.00%
ING VP Value Opportunity Portfolio:	100.00%

For the year ended December 31, 2004, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income subject to reduced income tax rates for individuals:

ING VP Growth and Income Portfolio:	100.00%

During the year ended December 31, 2004, the foreign taxes paid or withheld were $110,399 in total and $0.02 per share for the VP International Equity Portfolio.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Fund’s Board of Directors. A director who is not an interested person of the Funds, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors of the Funds are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Non-Interested Directors:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1941	Director	June 1998 - present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 to Present). Formerly, Director, Business and Economic Research Center (August 1999 - August 2002).	48	Director, International Atlantic Economic Society (October 2002 - Present); Academy of Economics and Finance (February 2001 - Present).

Maria T. Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1943	Director	April 1994 - present	Retired. Formerly, Attorney, New York City Department of Mental Health (June 1973 - October 2002) and Associate Commissioner (1995 - 2002).	48	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1935	Director	April 1994 - present	Financial Adviser, Self-Employed (January 1993 - Present).	48	Director, Northwest Center for the Arts, Torrington, CT.

Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1937	Director	June 1991 - present	Retired. Formerly, Dean, Barney School of Business, University of Hartford (August 1996 - May 2004).	48	Director/Trustee, Mass Mutual Corporate and Participation Investors (April 1997 - Present) Director, Advest Trust Company (1998 - Present); Director, Connecticut Health Foundation (2002 - Present).

Edward T. O’Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1935	Director	June 2002 - present	Retired. Formerly, Partner/Chairman of Financial Service Group, Goodwin Procter LLP (June 1966 - September 2000);	48	None

Joseph E. Obermeyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1957	Director	January 2003 - present	President, Obermeyer & Associates, Inc. (Consulting firm) (November 1999 - Present). Formerly, Senior Manager, Arthur Andersen LLP (1995 - October 1999).	48	None

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director

Directors who are “Interested Persons”

J. Scott Fox(3) ING Investment Management Co. 10 State House Square Hartford, Connecticut Born: 1955	Director	December 1997 - present	Vice Chairman and Chief Operating Officer, ING Investment Management (September 2002 - Present); President and Chief Executive Officer (April 2001 - Present). Formerly, Managing Director and Chief Operating Officer (April 1994 - April 2001), ING Investment Management Co.	48	Director of IPC Financial Network, Inc. (January 2001 - Present); Director, Metro Hartford Chamber of Commmerce and The Greater Hartford Arts Council.

Thomas J. McInerney(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1956	Director	April 2002 – present

Chief Executive Officer, ING U.S. Financial Services (September 2001 - Present); Member, ING Americas Executive Committee (2001 - Present); ING Aeltus Holding Company, Inc. (2000 - Present), ING Retail Holding Company (1998 - Present), and ING Retirement Holdings, Inc. (1997 - Present). Formerly, President, ING Life Insurance Annuity Company (September 1997 - November 2002); President, Chief Executive Officer and Director of Northern Life Insurance Company (March 2001 - October 2002); General Manager and Chief Executive Officer, ING Worksite Division (December 2000 - October 2001), President, ING-SCI, Inc. (August 1997 - December 2000); President, Aetna Financial Services (August 1997 - December 2000).

				161

Director, Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co., Inc. (March 2001 - Present); Member of the Board, Bushnell Performing Arts Center; St. Francis Hospital; National Conference for Community Justice; and Metro Atlanta Chamber of Commerce.

(1)          Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)          Mr. Obermeyer was elected to the Board on January 1, 2003.

(3)          Mr. Fox is an “interested person,” as defined under the 1940 Act, because of his relationship with ING Investment Management Co., an affiliate of ING Investments.

(4)          Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1949	President, Chief Executive Officer and Chief Operating Officer	March 2002 - present

President and Chief Executive Officer, ING Investments, LLC (December 2000 - Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000); and Executive Vice President, ING Investments, LLC (May 1998 - June 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1958	Executive Vice President and Assistant Secretary Principal Financial Officer	April 2002 - present March 2002 - present

Executive Vice President, Chief Financial Officer and Treasurer, (December 2001 - Present) and Chief Compliance Officer (October 2004 - Present), ING Investments, LLC. Formerly, Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1950	Executive Vice President	March 2002 - present

Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer (January 2003 - Present); Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003); and Chief Executive Officer, ING Investments, LLC (August 1996 - August 2000).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1954	Chief Compliance Officer	November 2004 - present

Chief Compliance Officer of the ING Funds (November 2004 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 1004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1963	Senior Vice President and Assistant Secretary	March 2002 - present	Senior Vice President and Assistant Secretary, ING Funds Services, LLC (October 2001 - Present). Formerly, Senior Vice President, ING Funds Services, LLC (August 1999 - October 2001).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1964	Senior Vice President	December 2003 - present

Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (October 2001 - October 2003); Assistant Vice President, ING Funds Services, LLC (November 1999 - January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1967	Vice President and Treasurer	March 2002 - present	Vice President, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1954	Vice President	March 2003 - present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present) and Vice President ING Investments, LLC (February 1996 - Present). Formerly, Chief Compliance Officer (October 2001 - October 2004), ING Investments, LLC.

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1967	Vice President	September 2003 - present

Vice President, Financial Reporting, Fund Accounting, ING Funds Services, LLC (September 2002 - Present). Formerly, Director of Financial Reporting, ING Investments, LLC (March 2001 - September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 - January 2001); and Director of Finance, Rural/Metro Corporation (March 1995 - May 2000).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1958	Vice President	September 2004 - present

Vice President, Compliance, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004); Manager of Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1963	Secretary	September 2003 - present

Counsel, ING U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003); and Associate with Sutherland Asbill & Brennan (1996 - February 2000).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1976	Assistant Vice President	March 2003 - present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1957	Assistant Vice President	September 2004 - present

Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PL (October 2000 - May 2003); Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1963	Assistant Secretary	September 2003 - present

Chief Counsel, ING U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Robin R. Nesbitt 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1973	Assistant Secretary	September 2004 - present

Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); Associate, PricewaterhouseCoopers (January 2001 - August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 - December 2000).

(1)          The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Manager

ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

VPAR-AFCAPAPPIS	(1204-021805)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR.  Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $27,337 for year ended December 31, 2004 and $17,055 for year ended December 31, 2003.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

None

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $10,014 in the year ended December 31, 2004 and $3,000 in the year ended December 31, 2003.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

1

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.                                         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

2

II.                                     Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.                                 Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.                                Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

3

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.                                    Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.                                Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.                            Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

4

VIII.                        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.                                Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

5

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	✓	Not to exceed $8,500 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	✓	Not to exceed $8,000 during the Pre-Approval Period

(1)          For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

6

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.  [Note:  Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $5,000 for each set of financial statements

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses	✓	✓	Not to exceed $2,000 per course

7

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	✓		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee(2)

Review of year-end reporting for 1099’s	✓		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

International tax services (e.g., Taiwan and India)	✓		Not to exceed $5,000 per Fund during the Pre-Approval Period

Tax training courses	✓	✓	Not to exceed $2,000 per course during the Pre-Approval Period

Loan Staff Services	✓	✓	Not to exceed $15,000 during the Pre-Approval Period

(2)          For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

8

Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax services associated with Fund mergers	✓		Not to exceed $8,000 per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating the tax treatment of swaps, swaptions, mortgage-backed securities and other derivatives.	✓		Not to exceed $25,000 during the Pre-Approval Period

9

Appendix D
Pre-Approved Other Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $25,000 during the Pre-Approval Period

10

Appendix E

Prohibited Non-Audit Services
Dated:           2004

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

11

EXHIBIT A

ING Alger Aggressive Growth Portfolio
ING Alger Capital Appreciation Portfolio
ING Alger Growth Portfolio
ING American Century Small Cap Value Portfolio
ING Baron Small Cap Growth Portfolio
ING Aeltus Enhanced Index Portfolio
ING Goldman Sachs Capital Growth Portfolio
ING Goldman Sachs Core Equity Portfolio
ING JPMorgan Fleming International Portfolio
ING JPMorgan Mid Cap Value Portfolio
ING MFS Capital Opportunities Portfolio
ING MFS Global Growth Portfolio
ING UBS U.S. Large Cap Equity Portfolio
ING OpCap Balanced Value Portfolio
ING PIMCO Total Return Portfolio
ING Salomon Brothers Aggressive Growth Portfolio
ING Salomon Brothers Fundamental Value Portfolio
ING Salomon Brothers Investors Value Portfolio
ING T. Rowe Price Growth Equity Portfolio
ING UBS U.S. Allocation Portfolio
ING Van Kampen Comstock Portfolio

12

(e) (2)                     Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $437,344 for year ended December 31, 2004 and $343,873 for fiscal year ended December 31, 2003.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

Nominating Committee. The Nominating Committee operates pursuant to a Charter approved by the Board and is comprised of persons who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary and must be received in a timely manner in order to be considered. Any such shareholder nomination should include:  sufficient background information concerning the candidate; the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected); and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

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Item 10.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as

EX-99.CODE ETH.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)               Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING VP Intermediate Bond Portfolio

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: March 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: March 7, 2005

By	/s/ Michael J. Roland
Michael J. Roland
Executive Vice President and Chief Financial Officer

Date: March 7, 2005

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